As filed with the Securities and Exchange Commission on April 29, 2008

Registration No. 33-13954
811-5141

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 72        [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [   ]

Amendment No. 73       [X]

(Check appropriate box or boxes)

Pacific Select Fund
(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:       (949) 219-6767

Robin S. Yonis
Vice President and General Counsel Fund Advisor
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103-3702

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

     [   ]  immediately upon filing pursuant to paragraph (b)

     [X]  on April 30, 2008 pursuant to paragraph (b)

     [   ]  60 days after filing pursuant to paragraph (a)(1)

     [   ]  on (date) pursuant to paragraph (a)(1)

     [   ]  75 days after filing pursuant to paragraph (a)(2)

     [   ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

     [   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT FUND
Prospectus dated May 1, 2008
This prospectus tells you about the Pacific Select Fund’s 33 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies. You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.
THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS
(listed alphabetically by portfolio manager)

Small-Cap Growth Portfolio	Alger
International Value Portfolio	AllianceBernstein
Long/Short Large-Cap Portfolio	Analytic Investors, JP Morgan
International Small-Cap Portfolio	Batterymarch
Equity Index Portfolio	BlackRock
Small-Cap Index Portfolio	BlackRock
Diversified Research Portfolio	Capital Guardian
Equity Portfolio	Capital Guardian
American Funds® Growth-Income Portfolio	Capital Research (adviser to the Master Growth-Income Fund)
American Funds® Growth Portfolio	Capital Research (adviser to the Master Growth Fund)
Large-Cap Value Portfolio	ClearBridge
Technology Portfolio	Columbia Management
Short Duration Bond Portfolio	Goldman Sachs
Floating Rate Loan Portfolio	Highland Capital
Diversified Bond Portfolio	JP Morgan
Growth LT Portfolio	Janus
Focused 30 Portfolio	Janus
Health Sciences Portfolio	Jennison
Mid-Cap Equity Portfolio (formerly called Mid-Cap Value Portfolio	Lazard
Large-Cap Growth Portfolio	Loomis Sayles
International Large-Cap Portfolio	MFS
Small-Cap Value Portfolio	NFJ
Multi-Strategy Portfolio	Oppenheimer
Main Street® Core Portfolio	Oppenheimer
Emerging Markets Portfolio	Oppenheimer
Money Market Portfolio	PAM
High Yield Bond Portfolio	PAM
Managed Bond Portfolio	PIMCO
Inflation Managed Portfolio	PIMCO
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
Small-Cap Equity Portfolio	Vaughan Nelson
You should be aware that the Securities and Exchange Commission (SEC) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this prospectus. It is a criminal offense to say otherwise.

(THIS PAGE INTENTIONALLY LEFT BLANK)

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Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life is licensed to issue individual life insurance and annuity products in all states except New York. Product availability and features may vary by state. PL&A is licensed to issue individual life insurance and annuity products in New York. Each company is solely responsible for the financial obligations accruing under the policies it issues.

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PORTFOLIOS AT A GLANCE
This section is designed to help you understand the differences between the portfolios, including their investment goals, main investments and main risks and special considerations. You should also read the

PORTFOLIO AND MANAGER	INVESTMENT GOAL

Small-Cap Growth Portfolio Alger	Capital appreciation.

International Value Portfolio AllianceBernstein	Long-term capital appreciation.

Long/Short Large-Cap Portfolio Analytic Investors, JP Morgan	Above-average total returns.

International Small-Cap Portfolio Batterymarch	Long-term growth of capital.

Equity Index Portfolio BlackRock	Investment results that correspond to the total return of common stocks publicly traded in the U.S.

Small-Cap Index Portfolio BlackRock	Investment results that correspond to the total return of an index of small-capitalization companies.

Diversified Research Portfolio Capital Guardian	Long-term growth of capital.

Equity Portfolio Capital Guardian	Capital appreciation. (Current income is of secondary importance.)

American Funds Growth-Income Portfolio Capital Research (adviser to the Master Growth-Income Fund)	Long-term growth of capital and income.

American Funds Growth Portfolio Capital Research (adviser to the Master Growth Fund)	Long-term growth of capital.

Large-Cap Value Portfolio ClearBridge	Long-term growth of capital. (Current income is of secondary importance.)

Technology Portfolio Columbia Management	Long-term growth of capital.

Short Duration Bond Portfolio Goldman Sachs	Current income. (Capital appreciation is of secondary importance.)

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complete description of each portfolio in About the portfolios. Any time you invest in a portfolio, there is a risk you could lose money. Please read the prospectus carefully before you invest.

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS AND SPECIAL CONSIDERATIONS

Equity securities of small, fast growing companies.	Price volatility; liquidity; and securities lending.

Equity securities of relatively large non-U.S. companies believed to be undervalued.	Price volatility; foreign investments and currency; derivatives and synthetics; and securities lending.

Equity securities of large-capitalization companies including both long and short positions.	Price volatility; short sale; foreign investments and currency; derivatives and synthetics; and real estate investment trusts (REITs) and real estate operating companies (REOCs).

Equity securities of non-U.S. companies with small market capitalizations.	Price volatility; foreign investments and currency; liquidity; derivatives and synthetics; and securities lending.

Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Price volatility; derivatives and synthetics.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Price volatility; liquidity; derivatives and synthetics; and securities lending.

Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Price volatility; foreign investments and currency; and securities lending.

Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Price volatility; foreign investments and currency; and securities lending.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Price volatility; foreign investments and currency; emerging countries; and master/ feeder mutual fund structure.

A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Price volatility; foreign investments and currency; emerging countries; interest rate; credit; and master/ feeder mutual fund structure.

Equity securities of large U.S. companies.	Price volatility; foreign investments and currency; emerging countries; interest rate; credit; derivatives and synthetics; and securities lending.

Equity securities in the technology sector that the manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.	Industry/sector concentration; price volatility; liquidity; regulatory impact; foreign investments and currency; emerging countries; interest rate; credit; derivatives and synthetics; and securities lending.

High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Interest rate; mortgage-related securities; credit; inflation rate; and derivatives and synthetics.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL

Floating Rate Loan Portfolio Highland Capital	High level of current income.

Diversified Bond Portfolio JP Morgan	Maximize total return consistent with prudent investment management.

Growth LT Portfolio Janus	Long-term growth of capital.

Focused 30 Portfolio Janus	Long-term growth of capital.

Health Sciences Portfolio Jennison	Long-term growth of capital.

Mid-Cap Equity Portfolio (formerly called Mid-Cap Value Portfolio) Lazard	Capital appreciation.

Large-Cap Growth Portfolio Loomis Sayles	Long-term growth of capital. (Current income is of secondary importance.)

International Large-Cap Portfolio MFS	Long-term growth of capital.

Small-Cap Value Portfolio NFJ	Long-term growth of capital.

Multi-Strategy Portfolio Oppenheimer	High total return.

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THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS AND SPECIAL CONSIDERATIONS

Interests in floating rate senior loans.	Non-diversification; industry/sector concentration; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; foreign investments and currency; liquidity; regulatory impact, derivatives and synthetics; and price volatility.

Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indexes.	Interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; mortgage-related securities; inflation rate; price volatility; foreign investments and currency; emerging countries; short sale; liquidity; derivatives and synthetics; and securities lending.

Equity securities of companies of any size.	Price volatility; foreign investments and currency; emerging countries; interest rate; credit; liquidity; derivatives and synthetics; and securities lending.

U.S. and foreign equity securities selected for their growth potential.	Non-diversification; price volatility; foreign investments and currency; emerging countries; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; liquidity; derivatives and synthetics; and securities lending.

Equity securities of companies in the health sciences sector. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.	Industry/sector concentration; price volatility; liquidity; regulatory impact; foreign investments and currency; emerging countries; derivatives and synthetics; and securities lending.

Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility; foreign investments and currency; interest rate; credit; short sale; derivatives and synthetics; and securities lending.

Equity securities of large companies with the potential for long-term growth of capital.	Price volatility; foreign investments and currency; emerging countries; and derivatives and synthetics.

Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility; foreign investments and currency; emerging countries; geographic concentration; derivatives and synthetics; and securities lending.

Equity securities of small companies believed to be undervalued.	Price volatility; foreign investments and currency; emerging countries; interest rate; credit; liquidity; and securities lending.

A mix of equity and fixed income securities.	Price volatility; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; inflation rate; mortgage- related securities; foreign investments and currency; emerging countries; and derivatives and synthetics.

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PORTFOLIOS AT A GLANCE

PORTFOLIO AND MANAGER	INVESTMENT GOAL

Main Street Core Portfolio Oppenheimer	Long-term growth of capital and income.

Emerging Markets Portfolio Oppenheimer	Long-term growth of capital.

Money Market Portfolio PAM	Current income consistent with preservation of capital.

High Yield Bond Portfolio PAM	High level of current income.

Managed Bond Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Inflation Managed Portfolio PIMCO	Maximize total return consistent with prudent investment management.

Comstock Portfolio Van Kampen	Long-term growth of capital.

Mid-Cap Growth Portfolio Van Kampen	Long-term growth of capital.

Real Estate Portfolio Van Kampen	Current income and long-term capital appreciation.

Small-Cap Equity Portfolio Vaughan Nelson	Long-term growth of capital.
Each portfolio is subject to regulation under the Investment Company Act of 1940, as amended (1940 Act) and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds. Except for the Long/Short Large-Cap Portfolio, International Small-Cap Portfolio, American Funds Growth-Income Portfolio, American Funds

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THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS AND SPECIAL CONSIDERATIONS

Equity securities of large U.S. companies.	Price volatility; interest rate; credit; foreign investments and currency; emerging countries; derivatives and synthetics.

Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility; foreign investments and currency; emerging countries; interest rate; and credit.

Highest quality money market instruments believed to have limited credit risk.	Interest rate; credit; and inflation rate. (Intends to have the least investment risk of all of the portfolios.)

Fixed income securities with lower and medium- quality credit ratings and intermediate to long terms to maturity.	Price volatility; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; inflation rate; liquidity; foreign investments and currency; and securities lending.

Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indexes.	Interest rate; inflation rate; credit; price volatility; foreign investments and currency; emerging countries; mortgage-related securities; liquidity; short sale; derivatives and synthetics; and securities lending.

Fixed income securities of varying maturities with a focus on inflation-indexed bonds and forward contracts and derivatives relating to such securities.	Interest rate; inflation rate; credit; price volatility; foreign investments and currency; emerging countries; mortgage-related securities; liquidity; short sale; and derivatives and synthetics.

Equity securities of companies believed to have the potential for long-term growth of capital and income.	Price volatility; foreign investments and currency; emerging countries; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; inflation rate; REITs and REOCs; derivatives and synthetics; and non-diversification.

Equity securities of medium-sized companies believed to have above-average growth potential.	Price volatility; foreign investments and currency; emerging countries; REITs and REOCs; derivatives and synthetics; securities lending; and non-diversification.

Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Industry/sector concentration; non-diversification; price volatility; REITs and REOCs; foreign investments and currency; derivatives and synthetics; and securities lending.

Equity securities of small companies believed to be undervalued.	Price volatility; interest rate; credit, including in particular, high yield (junk) bonds and other investment structures; REITs and REOCs; foreign investments and currency; emerging countries; liquidity; equity initial public offering (IPO); and securities lending.
Growth Portfolio, Floating Rate Loan Portfolio and Diversified Bond Portfolio, a portfolio’s stated investment goal cannot be changed without the approval of shareholders. The Pacific Select Fund (fund) Board of Trustees (board) may change investment policies of the portfolios without shareholder approval.
An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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FEES AND EXPENSES
The table below shows the advisory fee, service fee and fund expenses of each portfolio as an annual percentage of each portfolio’s average daily net assets, based on the year 2007 unless otherwise noted. However, it does not reflect expenses and charges that are, or may be imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy.

							Master fund	Total
	Effective				Less		advisory	master &
	advisory	Service		Total	advisory	Total net	fee & other	feeder
Portfolio[1,2]	fee	fee	Other expenses[3]	expenses	fee waiver	expenses	expenses	expenses

Small-Cap Growth	0.60	0.20	0.03	0.83	—	0.83
International Value	0.65	0.20	0.03	0.88	—	0.88
Long/Short Large- Cap[4]	1.00	0.20	0.46	1.66	(0.12)	1.54
International Small-Cap	0.85	0.20	0.04	1.09	—	1.09
Equity Index	0.05	0.20	0.02	0.27	—	0.27
Small-Cap Index	0.30	0.20	0.02	0.52	—	0.52
Diversified Research	0.65	0.20	0.02	0.87	—	0.87
Equity	0.45	0.20	0.02	0.67	—	0.67
American Funds Growth-Income[5,6]	0.74	0.20	0.01	0.95	(0.34)	0.61	0.27	0.88
American Funds Growth[5,6]	0.74	0.20	0.01	0.95	(0.34)	0.61	0.33	0.94
Large-Cap Value	0.59	0.20	0.02	0.81	—	0.81
Technology	0.90	0.20	0.05	1.15	—	1.15
Short Duration Bond	0.40	0.20	0.02	0.62	—	0.62
Floating Rate Loan	0.75	0.20	0.07	1.02	—	1.02
Diversified Bond	0.40	0.20	0.03	0.63	—	0.63
Growth LT	0.55	0.20	0.03	0.78	—	0.78
Focused 30	0.72	0.20	0.04	0.96	—	0.96
Health Sciences	0.90	0.20	0.04	1.14	—	1.14
Mid-Cap Equity (formerly called Mid-Cap Value)	0.65	0.20	0.02	0.87	—	0.87
Large-Cap Growth	0.71	0.20	0.02	0.93	—	0.93
International Large-Cap	0.76	0.20	0.03	0.99	—	0.99
Small-Cap Value	0.75	0.20	0.02	0.97	—	0.97
Multi-Strategy	0.45	0.20	0.05	0.70	—	0.70
Main Street Core	0.45	0.20	0.02	0.67	—	0.67
Emerging Markets	0.80	0.20	0.08	1.08	—	1.08
Money Market	0.14	0.20	0.02	0.36	—	0.36
High Yield Bond	0.40	0.20	0.03	0.63	—	0.63
Managed Bond	0.40	0.20	0.04	0.64	—	0.64
Inflation Managed	0.40	0.20	0.03	0.63	—	0.63
Comstock	0.69	0.20	0.02	0.91	—	0.91
Mid-Cap Growth	0.70	0.20	0.02	0.92	—	0.92
Real Estate	0.82	0.20	0.03	1.05	—	1.05
Small-Cap Equity	0.75	0.20	0.03	0.98	—	0.98

[1]	The fund has entered into an arrangement with its custodian and securities lending agent whereby credits are realized as a result of uninvested cash balances, and cash is received to offset custodial transaction fees associated with securities lending. Such credits are not reflected in the table above.

[2]	Advisory fees in the table have been adjusted to reflect the advisory fee breakpoints that went into effect May 1, 2007, as if they had been in effect for the entire year. The advisory fee schedule, including breakpoints, for each portfolio is as follows: 0.60% of first $4 billion and 0.58% on excess for the Small-Cap Growth Portfolio; 0.65% of first $4 billion and 0.63% on excess for the International Value and Mid-Cap Equity (formerly called Mid-Cap Value Portfolio) Portfolios; 1.00% of first $4 billion and 0.98% on excess for the Long/Short Large-Cap Portfolio; 0.85% of first $1 billion, 0.82% of next $1 billion, 0.79% of next $2 billion and 0.77% on excess for the International Small-Cap Portfolio; 0.05% of first $4 billion and 0.03% on excess for the Equity Index Portfolio; 0.30% of first $4 billion and 0.28% on excess for the Small-Cap Index Portfolio; 0.70% of first $100 million, 0.66% of next $900 million, 0.63% of next $3 billion and 0.61% on excess for the Diversified Research Portfolio; 0.45% of first $4 billion and 0.43% on excess for the Equity, Multi-Strategy and Main Street Core Portfolios; 0.75% of first $1 billion, 0.72% of next $1 billion, 0.69% of next $2 billion and 0.67% on excess for the American Funds Growth-Income, American Funds Growth, Floating Rate Loan, Small-Cap Value and Small-Cap Equity Portfolios; 0.65% of first $100 million, 0.61% of next $900 million, 0.58% of next $3 billion and 0.56% on excess for the Large-Cap Value Portfolio; 0.90% of first $1 billion,

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0.87% of next $1 billion, 0.84% of next $2 billion and 0.82% on excess for the Technology and Health Sciences Portfolios; 0.40% of first $4 billion and 0.38% on excess for the Short Duration Bond, Diversified Bond, High Yield Bond, Managed Bond and Inflation Managed Portfolios; 0.55% of first $4 billion and 0.53% on excess for the Growth LT Portfolio; 0.75% of first $100 million, 0.71% of next $900 million, 0.68% of next $3 billion and 0.66% on excess for the Focused 30, Large-Cap Growth and Comstock Portfolios; 0.85% of first $100 million, 0.77% of next $900 million, 0.75% of next $3 billion and 0.73% on excess for the International Large-Cap Portfolio; 0.80% of first $4 billion and 0.78% on excess for the Emerging Markets Portfolio; 0.20% of first $250 million, 0.15% of next $250 million, 0.10% of next $3.5 billion and 0.08% on excess for the Money Market Portfolio; 0.70% of first $4 billion and 0.68% on excess for the Mid-Cap Growth Portfolio; and 0.90% of first $100 million, 0.82% of next $900 million, 0.80% of next $3 billion and 0.78% on excess for the Real Estate Portfolio.

[3]	“Other expenses” do not include offering and organizational expenses. If such expenses were included, the “Other expenses” would have been 0.47% and 0.08% for the Long/Short Large-Cap Portfolio and the Floating Rate Loan Portfolio, respectively. Offering and organizational expenses were not material for any other applicable portfolio.

[4]	Expenses for the Long/Short Large-Cap Portfolio are estimated based on the portfolio’s projected average net assets for 2008. No actual advisory fees or expenses were paid by this portfolio in 2007 because the portfolio did not commence operations until May 1, 2008. The ratios for the period of less than one year are annualized. PLFA has agreed to waive 0.12% of its advisory fee through April 30, 2009 as long as Analytic Investors and JP Morgan both remain the portfolio managers of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[5]	PLFA has agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total net annual investment advisory fee does not exceed 0.41% for each Feeder Portfolio until the earlier of April 30, 2009 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to cap the advisory fee after that date.

[6]	The Growth-Income Fund pays to Capital Research a net management fee equal to an annual rate of 0.24% (0.26% before waiver) of the Growth-Income Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Growth-Income Fund’s average daily net assets based on the most recently completed fiscal year, and the Growth Fund pays to Capital Research a net management fee equal to an annual rate of 0.29% (0.32% before waiver) of the Growth Fund’s average daily net assets and bears other expenses equal to an annual rate of 0.01% of the Growth Fund’s average daily net assets based on the most recently completed fiscal year. Because Feeder Portfolios invest all of their assets in a Master Fund, a Feeder Portfolio will bear the fees and expenses of the Feeder Portfolio and the proportionate share of fees and expenses of the Master Fund in which it invests. The amounts shown under “Master fund advisory fee & other expenses” include the advisory fee (before non-contractual fee waiver). The fee table and the example provided have been adjusted to reflect the estimated expenses of both the Feeder Portfolios and the Master Funds.

The fund pays Pacific Life Fund Advisors LLC (PLFA) an advisory fee for the services it provides as investment adviser. PLFA uses part of the advisory fee to pay for the services of the portfolio managers. The fund also pays for all of the costs of its operations including, among others, the costs of custody, audit and legal, as well as for other support services provided through a support services agreement. Pursuant to the fund’s service plan, the fund pays Pacific Select Distributors, Inc. (PSD), the fund’s distributor, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. A discussion regarding the basis for the fund board’s approval of the fund’s investment advisory and sub-advisory contracts is available in the fund’s annual and semi-annual reports to shareholders, as applicable.
Examples
The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, that your investment has an average annual return of 5%, that all dividends and distributions are reinvested, and that the fund’s annual operating expenses remain as stated in the previous table throughout the 10-year period except for the Long/Short Large-Cap Portfolio (see note 1) and the American Funds Growth-Income and American Funds Growth Portfolios (see note 2). Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

	Your expenses (in dollars) if you sell
	your shares at the end of each period

Portfolio	1 year	3 years	5 years	10 years

Small-Cap Growth	$85	$265	$460	$1,025
International Value	90	281	488	1,084
Long/Short Large-Cap[1]	157	512	N/A	N/A
International Small-Cap	111	347	601	1,329
Equity Index	28	87	152	343
Small-Cap Index	53	167	291	653

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FEES AND EXPENSES

	Your expenses (in dollars) if you sell
	your shares at the end of each period

Portfolio	1 year	3 years	5 years	10 years

Diversified Research	$89	$278	$482	$1,073
Equity	68	214	373	835
American Funds Growth-Income[2]	90	354	638	1,447
American Funds Growth[2]	96	372	670	1,515
Large-Cap Value	83	259	450	1,002
Technology	117	365	633	1,398
Short Duration Bond	63	199	346	774
Floating Rate Loan	104	325	563	1,248
Diversified Bond	64	202	351	786
Growth LT	80	249	433	966
Focused 30	98	306	531	1,178
Health Sciences	116	362	628	1,386
Mid-Cap Equity	89	278	482	1,073
(formerly called Mid-Cap Value)
Large-Cap Growth	95	296	515	1,143
International Large-Cap	101	315	547	1,213
Small-Cap Value	99	309	536	1,190
Multi-Strategy	72	224	390	871
Main Street Core	68	214	373	835
Emerging Markets	110	343	595	1,317
Money Market	37	116	202	456
High Yield Bond	64	202	351	786
Managed Bond	65	205	357	798
Inflation Managed	64	202	351	786
Comstock	93	290	504	1,120
Mid-Cap Growth	94	293	509	1,131
Real Estate	107	334	579	1,283
Small-Cap Equity	100	312	542	1,201

[1]	Operations commenced on May 1, 2008. The offering costs of this portfolio will be fully amortized by the end of the first year of operations. Only 1-year and 3-year examples are shown for the portfolio since this portfolio is new and the expenses have been estimated. Because expenses are estimated, examples are not shown beyond year three. However, the portfolio will continue to have expenses beyond year three. PLFA has agreed to waive 0.12% of its total annual investment advisory fee through April 30, 2009. Projected expenses beyond year 1 do not reflect the 0.12% advisory fee waiver.

[2]	The estimated total expenses for the American Funds Growth-Income and American Funds Growth Portfolios reflect the expenses of both the Feeder Portfolios and Master Funds. PLFA has agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total net annual investment advisory fee does not exceed 0.41% for each Feeder Portfolio until the earlier to occur of April 30, 2009 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to cap the advisory fee after that date. Projected expenses beyond year 1 do not reflect this expense cap.

ABOUT THE PORTFOLIOS
SMALL-CAP GROWTH PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts.
Investment goal — seeks capital appreciation; no consideration is given to income.
Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in equity securities that have a total market capitalization within the range of companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index. At December 31, 2007, the market capitalization of the companies in these indexes ranged from approximately $47 million to $8 billion. The portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond the range of the companies included in the Russell 2000 Growth Index and/or the S&P SmallCap 600 Index.
The portfolio invests primarily in “growth” stocks and focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio manager will look for companies that tend to fall into the following two categories:

•	high unit volume growth — vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply confronting an increased demand for an existing product line.

12

•	positive life cycle change — companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management, products or technologies, restructuring or reorganization, or merger or acquisition.
The manager may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity
•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Small-Cap Growth Portfolio[1]	15.10%	14.48%	3.33%
Russell 2000 Growth Index[2]	7.05%	16.50%	4.32%

[1]	Fred Alger Management, Inc. began managing the portfolio on May 1, 2007, and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

[2]	The Russell 2000 Growth Index is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.

INTERNATIONAL VALUE PORTFOLIO
Investment goal — seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.
Main investments — invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued. In selecting investments for the portfolio, the manager uses its fundamental research to identify companies whose long-term earnings power they believe is not reflected in the current market price of their securities. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index. As of December 31, 2007, the market capitalization range for the MSCI EAFE Index was approximately $326 million to $231 billion. The portfolio

13

ABOUT THE PORTFOLIOS
may invest in American Depositary Receipts (ADRs). The portfolio generally expects to invest in at least 10 different non-U.S. countries and normally holds in excess of 100 companies.
The manager may also use derivatives (such as options, futures contracts, forwards and swaps) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 2003: 16.13%; 3rd quarter 2002: (22.10%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

International Value Portfolio[1]	6.24%	16.79%	5.32%
MSCI EAFE Index[2]	11.17%	21.59%	8.66%

[1]	AllianceBernstein L.P. began managing the portfolio on May 1, 2006 and some investment policies changed at that time. Other firms managed the portfolio before that date.

[2]	The MSCI EAFE Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

LONG/SHORT LARGE-CAP PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks above-average total returns.
Main investments — the portfolio is co-managed by J.P. Morgan Investment Management, Inc. (JP Morgan) and Analytic Investors, LLC (Analytic Investors). Each manager has its own investment style and acts independently of the other. Pacific Life Fund Advisors LLC (PLFA), the investment adviser, allocates the portfolio’s assets between JP Morgan and Analytic Investors. PLFA will normally strive to allocate inflows

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and outflows equally between the two managers but may change the allocation at any time. The relative values of each manager’s share of the portfolio’s assets also may change over time. The portfolio invests at least 80% of its assets, including both long and short positions, in large-capitalization equity securities of publicly traded companies, including foreign companies. Large-capitalization companies are typically defined as those having a market capitalization similar to companies contained within the S&P 500 Index at the time of purchase. As of December 31, 2007, the market capitalization range of the S&P 500 Index was approximately $710 million to $512 billion.
The portfolio invests mainly in long and short equity securities of large, publicly traded companies and derivatives on those securities. Equity securities in which the portfolio invests include common and preferred stocks, depositary receipts, exchange-traded funds and real estate investment trusts (REITs) and real estate operating companies (REOCs).
The portfolio may also use derivatives (such as options and futures contracts) as a substitute for securities in which the portfolio can invest, to obtain significant amounts of long and short exposure, to hedge against market declines, to seek to increase the portfolio’s income or gain or to otherwise try to achieve the portfolio’s investment goal.
Each manager intends to maintain an approximate net long exposure of 100% (long market value minus short market value) to the equity market. However, long and short positions will vary in size as market opportunities change. The portfolio’s long positions and their equivalents will generally range between 90% and 150%, and short positions will generally range between 0% and 50% of the value of the net assets in the portfolio.
Each manager will establish long equity positions in securities that the manager believes will outperform the market and will take short positions in equity securities the manager believes will underperform the market. When a short sale occurs, the portfolio will arrange through and pay a broker to borrow the security for delivery to the buyer. When the portfolio borrows a security, it is obligated to replace the security borrowed at its market price at the time of replacement. The managers will use some or all of the proceeds from short sales to finance additional purchases of securities. In addition, the portfolio may borrow money to finance long positions. The cost of financing long positions in excess of the value of the portfolio’s assets and of borrowing securities sold short and associated costs with this strategy are interest and/or transactional costs of the portfolio. Accordingly, the portfolio will be leveraged and could have more equity exposure than a portfolio that does not engage in this strategy. However, the portfolio intends to maintain an approximate net 100% long exposure.
Analytic Investors selects equity securities by using a proprietary system that ranks stocks according to a quantitative model, which determines a security’s value by evaluating factors such as, relative valuation, price momentum, company fundamentals, liquidity and risk. The manager begins the security selection process by allowing their model to determine the weight assigned to each factor described above. The manager then uses its model to select securities it believes will:

•	maximize expected returns;
•	minimize expected volatility relative to the S&P 500 Index (its benchmark); and
•	diversify the assets among industries, sectors, and individual securities.
The manager then monitors the securities held by the portfolio on a real-time basis for developments such as news events or significant changes in fundamental factors. To achieve a level of diversification and risk similar to the S&P 500 Index, the manager strives to assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to the S&P 500 Index. “Style neutral” means a portfolio is similar to its benchmark in terms of exposure to quantifiable characteristics such as average market capitalization. A portfolio is “sector neutral” when its exposure to specified economic sectors is similar to that of its investment universe. However, the manager may overweight or underweight individual securities weightings and/or sector weightings.

15

ABOUT THE PORTFOLIOS
JP Morgan seeks to produce returns that exceed those of the S&P 500 Index and those of funds with traditional strategies which do not have the ability to sell stock short. The manager seeks to maintain net industry sector weightings of equity securities similar to those of the S&P 500 Index. The manager may moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the manager intends to purchase equity securities that it believes are undervalued, or sell short equity securities that it believes are overvalued.
In selecting securities, the manager employs a three-step process that combines research, valuation and stock selection. The manager performs an in-depth analysis of a company’s prospects over a relatively long period of time, often as much as five years, to seek insight into a company’s real growth potential. This approach allows the manager to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market prices of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantifies the manager team’s analyses.
The manager then buys and sells, as well as sells short and covers short sales of equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the manager buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with the valuation approach, the manager also considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricing caused by apparent market over reactions.

Risks — may be affected by the following risks, among others:

•	price volatility
•	short sale

•	foreign investments and currency

•	derivatives and synthetics

•	REITs and REOCs

Please refer to Risks and risk definitions for additional information.
Portfolio performance — This portfolio has no historical performance to report because it commenced operations on May 1, 2008. For information on how Analytic Investors and JP Morgan have each managed substantially similar accounts, see Performance of comparable accounts.
INTERNATIONAL SMALL-CAP PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in securities of companies with small market capitalizations. Generally, these companies are located in developed, foreign countries. Small-capitalization companies are those that have a market capitalization in the range of approximately $50 million to $2 billion or are included in the S&P Citigroup Extended Market Index World ex-US (S&P/Citigroup EMI World ex-US) index. As of December 31, 2007, the S&P/Citigroup EMI World ex-US index capitalization range was approximately $15 million to $26 billion. The portfolio normally holds in excess of 100 companies and generally expects to invest in at least 30 different non-U.S. countries.
The portfolio is managed using a bottom-up, quantitative strategy based on fundamental principles to invest in opportunities often omitted from the MSCI EAFE Index mandates. This strategy is based in part on

16

earnings growth, value, cash flow, expectations and technical measures. The strategy is customized by sector/region. Region allocation is determined using a proprietary model that ranks each region’s investment outlook based on bottom-up stock analysis. Regions ranked the highest may be targeted for overweighted exposure versus the S&P/Citigroup EMI World ex-US index, while those ranked the lowest may be targeted as underweights. Region exposures are generally targeted within plus or minus 5% of the weights in that index.
The manager may use derivatives (such as options, forwards and futures contracts) for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	liquidity

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
4th quarter 2006: 13.26%; 2nd quarter 2006: (10.50%)

Average annual total return		Since inception
as of December 31, 2007	1 year	(May 1, 2006)

International Small-Cap Portfolio	4.73%	4.70%
S&P/Citigroup EMI World ex-US index[1]	7.32%	10.32%

[1]	The S&P/Citigroup EMI World ex-US index is an index of the smaller-capitalization stocks of the Citigroup Broad Market Index. Results include reinvested dividends.
EQUITY INDEX PORTFOLIO
Investment goal — seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the U.S.
Main investments — invests at least 80% of its assets in equity securities of companies that are included in the S&P 500 Index or representative of that index (including derivatives). The S&P 500 Index is an index

17

ABOUT THE PORTFOLIOS
of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. The portfolio principally invests in common stock.
The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.
The portfolio management team has two goals:

(1)	match the returns of the index before taking into account portfolio costs:

•	holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

•	returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

(2)	lower transaction costs

•	is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.
The portfolio may hold some cash for liquidity, but the management team will not change these strategies at any time for any other reason.
The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.
Risks — may be affected by the following risks, among others:

•	price volatility

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34%)

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Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Equity Index Portfolio[1]	5.23%	12.54%	5.64%
S&P 500 Index[2]	5.49%	12.82%	5.91%

[1]	BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
SMALL-CAP INDEX PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts.
Investment goal — seeks investment results that correspond to the total return of an index of small capitalization companies.
Main investments — invests at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. The portfolio principally invests in common stock.
The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.
The portfolio management team has two goals:

(1)	match the returns of the index before taking into account portfolio costs

•	can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

•	returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

(2)	lower transaction costs

•	is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.
The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.
The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal. For example, the team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility
•	liquidity

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.

19

ABOUT THE PORTFOLIOS
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 23.29%; 3rd quarter 2002: (21.76%)

Average annual total return				9 years/
as of December 31, 2007	1 year		5 years	Since inception

Small-Cap Index Portfolio[1]	(2.02%	)	15.76%	7.50%
Russell 2000 Index[2]	(1.57%	)	16.35%	8.21%

[1]	BlackRock Investment Management, LLC acquired the assets of Mercury Advisors, an affiliate of Merrill Lynch Investment Managers, L.P., effective September 29, 2006 and began managing the portfolio on that date. Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]	The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.
DIVERSIFIED RESEARCH PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests in equity securities of companies located in the U.S. or whose principal markets are in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. This portfolio may invest up to 15% of its assets in securities of companies outside the U.S. not including ADRs and securities of foreign companies registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.
The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.
Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held. The portfolio may engage in active securities lending.

20

Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
2nd quarter 2003: 16.54%; 3rd quarter 2002: (17.98%)

Average annual total return			8 years /
as of December 31, 2007	1 year	5 years	Since inception

Diversified Research Portfolio	1.19%	11.95%	4.56%
S&P 500 Index[1]	5.49%	12.82%	1.66%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
EQUITY PORTFOLIO
Investment goal — seeks capital appreciation; current income is of secondary importance.
Main investments — invests at least 80% of its assets in equity securities of companies located in the U.S. or whose principal markets are in the U.S. The portfolio will normally be invested primarily in common stocks (or securities convertible or exchangeable into common stocks) of companies with market capitalizations greater than $1.5 billion at the time of purchase.
The portfolio manager will seek to invest primarily in securities that exhibit one or more “growth” characteristics relative to the U.S. stock market. The “growth” characteristics include securities exceeding the market (rate of growth) in at least one of the following categories: earnings, unit sales, revenue or cash flow.
The portfolio may invest up to 10% of its assets in ADRs. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	securities lending
Please refer to Risks and risk definitions for additional information.

21

ABOUT THE PORTFOLIOS
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 1999: 25.74%; 4th quarter 2000: (22.85%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Equity Portfolio[1]	6.27%	9.97%	2.25%
Russell 1000 Growth Index[2]	11.81%	12.11%	3.83%

[1]	Capital Guardian Trust Company began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed.

[2]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.

AMERICAN FUNDS GROWTH-INCOME PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital and income.
Main investments — invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). In turn, the Master Growth-Income Fund seeks to make shareholders’ investments grow and to provide income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Master-Growth Income Fund is designed for investors seeking both long-term growth of capital and income.
The Master Growth-Income Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. including emerging countries and not included in the S&P 500 Index.
Risks — through its investment in the Master Growth-Income Fund, the American Funds Growth-Income Portfolio may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

Special considerations — master/feeder mutual fund structure

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Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth-Income Fund are set forth in the prospectus and statement of additional information of the Master Growth-Income Fund. The statement of additional information for the Master Growth-Income Fund is available upon request.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
2nd quarter 2007: 7.04%; 4th quarter 2007: (5.32%)

Average annual total return		Since inception
as of December 31, 2007	1 year	(May 2, 2005)

American Funds Growth – Income Portfolio	4.66%	10.95%
S&P 500 Index[1]	5.49%	11.42%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
The American Funds Growth-Income Portfolio may hereinafter be referred to as a “Feeder Portfolio” or collectively with American Funds Growth Portfolio as the “Feeder Portfolios.” Pacific Life Fund Advisors LLC (PLFA) is considered adviser to the Feeder Portfolio.
AMERICAN FUNDS GROWTH PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund, together with the Master Growth-Income Fund, the Master Funds). In turn, the Master Growth Fund seeks to make shareholders’ investments grow by investing primarily in common stock of companies that appear to offer superior opportunities for growth of capital.
The Master Growth Fund is designed for investors seeking long-term growth of capital principally through investment in common and preferred stocks. The Master Growth Fund may also purchase convertible securities, fixed income securities, cash and cash equivalents. Investors in the Master Growth Fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.
The Master Growth Fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada including emerging countries and those not included in the S&P 500 Index. In addition, the Master Growth Fund may invest up to 10% of its assets in nonconvertible debt securities

23

ABOUT THE PORTFOLIOS
rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.
Risks — Through its investment in the Master Growth Fund, the American Funds Growth Portfolio may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

Special considerations — master/feeder mutual fund structure
Please refer to Risks and special considerations for additional information. Additional investment policies and risks of the Master Growth Fund are set forth in the prospectus and statement of additional information of the Master Growth Fund. The statement of additional information for the Master Growth Fund is available upon request.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
2nd quarter 2007: 8.71%; 4th quarter 2007: (3.21%)

Average annual total return		Since inception
as of December 31, 2007	1 year	(May 2, 2005)

American Funds Growth Portfolio	11.93%	15.56%
S&P 500 Index[1]	5.49%	11.42%

[1]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
The American Funds Growth Portfolio may hereinafter be referred to as a “Feeder Portfolio” or collectively with the American Funds Growth-Income Portfolio as the “Feeder Portfolios.” PLFA is considered adviser to the Feeder Portfolio.
LARGE-CAP VALUE PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital; current income is of secondary importance.
Main investments — invests at least 80% of its assets in common stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion. The portfolio may

24

also invest in fixed income securities and securities that can be converted into equity securities. As of December 31, 2007, the market capitalization range for the Russell 1000 Value Index was approximately $46 million to $490 billion.
The team looks for companies that are undervalued or expected to grow. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company. The team employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.
In selecting individual companies for investment, the manager looks for:

•	share prices that appear to be temporarily oversold or do not reflect positive company developments.
•	companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.
•	special situations including corporate events, changes in management, regulatory changes or turnaround situations.
•	company specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.
The team may also use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against market declines or to otherwise try to achieve the portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates. The portfolio may invest in fixed income securities for current income. The portfolio may also invest up to 20% of its assets in foreign securities, including emerging market countries. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1

25

ABOUT THE PORTFOLIOS
Best and worst quarterly performance during this period:
2nd quarter 2003: 19.48%; 3rd quarter 2002: (20.98%)

Average annual total return				9 years/
as of December 31, 2007	1 year		5 years	Since inception

Large-Cap Value Portfolio[1]	3.54%		13.27%	6.61%
Russell 1000 Value Index[2]	(0.17%	)	14.63%	6.84%

[1]	ClearBridge Advisors, LLC assumed management of the portfolio on October 1, 2006. Salomon Brothers Asset Management Inc, an affiliate of ClearBridge, managed the portfolio from January 4, 1999 to September 30, 2006. Another firm managed the portfolio prior to that date.

[2]	The Russell 1000 Value Index is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
TECHNOLOGY PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments. The technology companies in which the portfolio invests include those that the portfolio manager believes have or will develop products, processes or services that will provide significant technological improvements, advances or developments, as well as those expected to benefit from their extensive reliance on technology in connection with their operations and services.
This portfolio may invest in companies from the biotechnology, cable and network broadcasting, communications, computer hardware, computer services and software, consumer electronics, defense, medical devices, pharmaceutical, and semiconductor industries, among others. The portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.
This portfolio will invest in companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-capitalization companies. The portfolio may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debt obligations) and may invest up to 33% of its assets in foreign securities including ADRs, Global Depositary Receipts (GDRs) and NASDAQ listed securities. Equities purchased in foreign markets are limited to developed markets; ADRs, GDRs and NASDAQ listed securities are not subject to this limitation and may have developed or emerging market exposure.
The manager may also use derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	regulatory impact

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

26

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60%)

Average annual total return			7 years/
as of December 31, 2007	1 year	5 years	Since inception

Technology Portfolio[1]	23.03%	19.33%	(3.72%	)
S&P 500 Index[2]	5.49%	12.82%	3.30%
Merrill Lynch 100 Technology Index[3]	9.47%	18.35%	(1.25%	)

[1]	Columbia Management Advisors, LLC began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is the portfolio’s broad-based benchmark index. Results include reinvested dividends.

[3]	The Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks and is provided to compare the portfolio’s performance to a technology sector benchmark. Results include reinvested dividends.
SHORT DURATION BOND PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks current income; capital appreciation is of secondary importance.
Main investments — invests at least 80% of its assets in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

27

ABOUT THE PORTFOLIOS
The manager intends to invest principally in government securities, mortgage-related securities, corporate debt securities and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars. Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The portfolio may invest up to 25% of its assets in investment grade corporate bonds and credit default swaps.
The manager may also use derivatives (such as options, futures contracts and swap agreements) as a substitute for securities, to try to increase returns, or to hedge against changes in interest rates, or to otherwise achieve the portfolio’s investment goal.
Risks — may be affected by the following risks, among others:

•	interest rate

•	mortgage-related securities

•	credit

•	inflation rate

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
3rd quarter 2006: 1.78%; 2nd quarter 2004: (0.89%)

Average annual total return		Since inception
as of December 31, 2007	1 year	(May 1, 2003)

Short Duration Bond Portfolio	4.47%	2.66%
Merrill Lynch 1-3 Year Treasury Index[1]	7.32%	3.18%

[1]	The Merrill Lynch 1-3 Year Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. The total return is equal to the change in price plus the coupon return.

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FLOATING RATE LOAN PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks to provide a high level of current income.
Main investments — invests at least 80% of its assets in floating rate loans. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. The portfolio generally tends to focus its investments in senior loans of domestic and foreign issuers. Senior loans are debt instruments that may have a right to payment senior to most other debts of the borrowers. Senior loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the senior loans and the rights and obligations of the borrowers and lenders. Senior loans in which the portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The portfolio may invest in participations in senior loans, may purchase assignments of portions of senior loans from third parties and may act as one of the group of lenders originating a senior loan. Senior loans are often collateralized by specific assets of the borrower, although the portfolio may invest up to 20% of its assets in senior loans that are not secured by any collateral.
The portfolio may invest all or substantially all of its assets in senior loans and other debt instruments that are rated below investment grade, or in comparable unrated senior loans and other securities including securities which are stressed, distressed or in default. These securities are commonly referred to as high-yield, high-risk debt or “junk” debt.
The portfolio may invest up to 25% of its assets in senior loans or other debt instruments of borrowers and securities of other issuers in any one industry. However, the portfolio may invest more than 25% of its total assets in debt instruments of borrowers and securities of an issuer which is deemed to be in the financial services sector, which includes, among others, commercial banks, thrift institutions, insurance companies and finance companies. As a result, the portfolio may be subject to greater risk with regard to certain occurrences such as government regulation or credit market events specifically affecting the financial services sector.
Under normal market conditions, the portfolio may invest up to 20% (in the aggregate) of its total assets (including assets maintained by the portfolio as a reserve against any additional loan commitments) in (i) high quality debt securities and/or high-quality short-term debt securities with remaining maturities of one year or less; (ii) warrants and equity securities in connection with the portfolio’s investments in senior loans or other debt instruments; (iii) senior loans of foreign borrowers that are foreign currency denominated (payments of interest and repayments of principal pursuant to such senior loans may be made in foreign currency); and (iv) senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates; (v) second lien and third lien loans; (vi) senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of which may be fixed or floating rate; and (vii) loans or other debt instruments that pay-in-kind or “PIK”, which are loans or other debt instruments that pay interest through the issuance of additional securities.
The manager may also use derivatives (such as options and futures contracts, and swap agreements) as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or currency exchange rates or to otherwise help achieve the portfolio’s investment goal.
If the manager determines that market conditions temporarily warrant a defensive investment policy, the portfolio may (but is not required to) invest, subject to its ability to liquidate its senior loans, up to 100%

29

ABOUT THE PORTFOLIOS
of its assets in high-quality, short-term debt instruments, including money market instruments and cash equivalents.
Risks — may be affected by the following risks, among others:

•	non-diversification

•	industry/sector concentration

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	foreign investments and currency

•	liquidity

•	regulatory impact

•	derivatives and synthetics

•	price volatility
Please refer to Risks and risk definitions for additional information.
Portfolio performance — This portfolio has no calendar year, historical performance to report because it commenced operations on May 1, 2007. For information on how Highland Capital has managed a substantially similar account, see Performance of comparable accounts.
DIVERSIFIED BOND PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks to maximize total return consistent with prudent investment management.
Main investments — invests at least 80% of its assets in fixed income securities. Such investments include asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds, private placements and other fixed income securities. The portfolio may invest in mortgage-related securities issued by governmental entities including mortgage dollar rolls, indebtedness of certain issuers identified with the U.S. government whose securities may be held by the portfolio, such as the Federal National Mortgage Association (Fannie Mae) and private issuers including investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.
At least 75% of the portfolio’s assets must be invested in securities that are rated investment-grade, including at least 65% of assets which are rated A or better. The portfolio may invest up to 25% of its assets in lower-rated high yield (junk) bonds. The portfolio may also engage in short sales.
The portfolio may invest up to 25% of its assets in foreign securities, including emerging markets. Foreign securities may be denominated in foreign currencies. The manager typically hedges approximately 70% of the portfolio’s foreign currency exposure (versus the U.S. dollar) through the use of derivatives including forward foreign currency contracts but may not always do so.
In managing the portfolio, the manager employs a three-step process that combines:

•	Sector allocation to analyze the fundamentals of a broad range of sectors in which the portfolio may invest. The manager seeks to enhance performance and manage risk by underweighting or overweighting the portfolio’s investments in different sectors.
•	Fundamental research based on insights of credit analysts, quantitative researchers and fixed income traders to make buy and sell decisions according to the portfolio’s objective and strategy.

•	Duration management based on strategic forecasts of the direction of interest rates that are then used to establish the portfolio’s target duration. The duration is then closely monitored and tactical adjustments are made as necessary. Generally, the manager expects to maintain the average duration of the portfolio within one year (plus or minus) of the duration of the Lehman Brothers Aggregate Bond

30

Index (currently over 4.5 years). Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price (or nominal) and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.
The manager may also use derivatives (such as options, futures contracts, swap agreements and forward foreign currency contracts) as a substitute for securities, to hedge against changes in interest rates, to seek to increase income or returns, to help manage duration, sector and yield curve exposure, credit and spread volatility, or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts to hedge against changes in currency exchange rates. In addition to hedging foreign currency exposure, the manager may use derivatives as part of a risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	mortgage-related securities

•	inflation rate
•	price volatility

•	foreign investments and currency

•	emerging countries
•	short sale
•	liquidity

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
3rd quarter 2006: 3.59%; 2nd quarter 2007: (0.82%)

31

ABOUT THE PORTFOLIOS

Average annual total return		Since inception
as of December 31, 2007	1 year	(May 1, 2006)

Diversified Bond Portfolio	1.32%	3.89%
Lehman Brothers Aggregate Bond Index[1]	6.97%	7.34%

[1]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including fixed income securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. This is the portfolio’s broad-based benchmark index for debt securities. The total return is equal to the change in price plus the coupon return.
GROWTH LT PORTFOLIO
Investment goal — seeks long-term growth of capital.
Main investments — invests in companies of any size, from small emerging growth to well-established companies. The portfolio principally invests in equity securities but may also invest in debt securities. The portfolio may invest up to 25% of its assets in foreign securities (equity and debt), including emerging market countries, denominated in a foreign currency and not publicly traded in the U.S. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S. The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.
The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, the portfolio may be invested in high quality, short-term debt instruments, including money market instruments and cash equivalents.
Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest, including emerging countries; therefore, the portfolio may at times have significant foreign exposure.
The manager may also use derivatives (such as options, forwards and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

•	liquidity

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and former

32

benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
4th quarter 1999: 43.24%; 1st quarter 2001: (24.11%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Growth LT Portfolio	15.63%	15.10%	9.52%
Russell 1000 Growth Index[1]	11.81%	12.11%	3.83%
S&P 500 Index[2]	5.49%	12.82%	5.91%

[1]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index and is the portfolio’s new broad-based benchmark index. The portfolio’s broad-based benchmark index was changed to provide a better comparison to the portfolio’s growth oriented style of investing. Results include reinvested dividends.

[2]	The S&P 500 Index, the former benchmark, is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is being provided for comparative purposes for one year. Results include reinvested dividends.
FOCUSED 30 PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
The investment goal — seeks long-term growth of capital.
Main investments — invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.
The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in high quality short-term debt instruments including money market instruments and cash equivalents.
Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.
Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects

33

ABOUT THE PORTFOLIOS
for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest, including emerging countries; therefore, the portfolio may at times have significant foreign exposure.
The portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high yield (junk) bonds. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.
The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	non-diversification
•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	liquidity

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and former benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
2nd quarter 2003: 22.95%; 1st quarter 2001: (20.83%)

34

Average annual total return			Since inception
as of December 31, 2007	1 year	5 years	(October 2, 2000)

Focused 30 Portfolio	31.84%	26.61%	7.09%
Russell 1000 Growth Index[1]	11.81%	12.11%	(3.04%)
S&P 500 Index[2]	5.49%	12.82%	2.03%

[1]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index and is the portfolio’s new broad-based benchmark index. The portfolio’s index was changed to provide a better comparison to the portfolio’s growth oriented style of investing. Results include reinvested dividends.

[2]	The S&P 500 Index, the former benchmark, is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is being provided for comparative purposes for one year. Results include reinvested dividends.
HEALTH SCIENCES PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector. Equity securities may include equity-related securities. A company is considered part of the health sciences sector if at least 50% of its gross income or its net sales come from activities in the sector; or at least 50% of its assets are devoted to producing revenues from the sector; or the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet such criteria.
These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.
The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.
The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market share from one or a few key products.
This portfolio may invest up to 25% of its assets in foreign denominated securities, including emerging market countries. ADRs and Canadian issuers are excluded from this limit.
The manager may also use derivatives (such as options and futures contracts) to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	price volatility
•	liquidity
•	regulatory impact

35

ABOUT THE PORTFOLIOS

•	foreign investments and currency

•	emerging countries

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 13.54%; 3rd quarter 2001: (17.39%)

Average annual total return			7 years/
as of December 31, 2007	1 year	5 years	Since inception

Health Sciences Portfolio[1]	16.47%	14.82%	5.06%
S&P SuperComposite 1500 Index[2]	5.47%	13.23%	3.92%
S&P SuperComposite Health Care Index[3]	8.02%	8.59%	1.21%

[1]	Jennison Associates LLC began managing the portfolio on May 1, 2005 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The S&P SuperComposite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index and is the portfolio’s broad-based benchmark index. Results include reinvested dividends.

[3]	The S&P SuperComposite Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P SuperComposite 1500 Index. Results include reinvested dividends.
MID-CAP EQUITY PORTFOLIO
(formerly called Mid-Cap Value Portfolio)
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks capital appreciation.
Main investments — invests at least 80% of its assets in common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies. As of December 31, 2007, the market capitalization range of the Russell Midcap Index was approximately $458 million to $42 billion. Typically, the portfolio manager purchases stocks with market capitalizations between $1 billion and $10 billion.

36

The team analyzes a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.
The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.
The team may also invest in equity securities of larger-capitalization companies, investment grade fixed income securities, including up to 15% of its assets in foreign equity and fixed income securities. The portfolio may engage in short sales, and short sales against the box, if the total market value of all securities sold and held short would not exceed 25% of the portfolio’s net assets.
The team may also use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. This portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	interest rate

•	credit

•	short sale

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54%)

37

ABOUT THE PORTFOLIOS

Average annual total return			9 years/
as of December 31, 2007	1 year	5 years	Since inception

Mid-Cap Equity Portfolio	(2.15%)	14.61%	10.81%
Russell Midcap Index[1]	5.60%	18.21%	9.89%

[1]	The Russell Midcap Index is an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.
LARGE-CAP GROWTH PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital; current income is of secondary importance.
Main investments — invests at least 80% of its assets in large-capitalization equity securities. The portfolio invests mainly in common stocks of large-capitalization growth companies. Large-capitalization growth companies are typically defined by the portfolio as those which are included in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization range of the Russell 1000 Growth Index was approximately $624 million to $528 billion. The portfolio manager will look for companies’ stock prices that the market has undervalued relative to future growth prospects. The manager follows a disciplined selling strategy and may sell a stock when its expected earnings or competitive situation no longer meets the manager’s expectations. The manager typically does not consider current income when making buy/sell decisions. The portfolio may invest up to 20% of its assets in foreign securities of any size, including emerging market countries. Canadian issuers are excluded for purposes of this limitation. The portfolio may also engage in foreign currency transactions and may purchase restricted securities.
The manager may also use derivatives (such as options and futures contracts) to try to increase returns, to try hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its current and former benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

38

Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 12.69%; 3rd quarter 2001: (18.80%)

Average annual total return			7 years/
as of December 31, 2007	1 year	5 years	Since inception

Large-Cap Growth Portfolio[1]	21.63%	9.58%	(0.69% )
Russell 1000 Growth Index[2]	11.81%	12.11%	0.23%
S&P 500 Index[3]	5.49%	12.82%	3.30%

[1]	Loomis, Sayles & Company, L.P. began managing the portfolio on January 1, 2006 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]	The Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index and is the portfolio’s new broad-based benchmark index. The benchmark was added in May 2006 due to Loomis Sayles’ style of investing. Results include reinvested dividends.

[3]	The S&P 500 Index, the former benchmark, is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is being provided for comparative purposes for one year. Results include reinvested dividends.
INTERNATIONAL LARGE-CAP PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. International large-capitalization companies have a market capitalization of $3 billion or more. As of December 31, 2007, the market capitalization range of the MSCI EAFE Index was approximately $326 million to $231 billion. The portfolio invests primarily in common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts of foreign issuers, including up to 25% in emerging market countries. The securities may be traded on an exchange or in over-the-counter (OTC) markets. The portfolio may also purchase securities on a when-issued basis.
The portfolio manager uses a bottom-up, as opposed to a top-down, investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the portfolio generally expects to invest in at least 10 different non-U.S. countries.
A company’s principal activities are determined to be located in a particular country if the company (i) is organized under the law of, and maintains a principal office in, that country, (ii) has its principal securities

39

ABOUT THE PORTFOLIOS
trading market in that country, (iii) derives 50% of its total revenues from goods sold or services performed in that country, (iv) has 50% or more of its assets in that country, or (v) is included in an index that is representative of that country.
The manager is not limited to any particular investment style. The manager may invest the portfolio’s assets in the stocks of companies that it believes have above average growth potential compared to other companies (growth companies) that it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies.
The manager may also use derivatives (such as options and futures contracts) for hedging purposes, as a substitute for securities or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts such as forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries
•	geographic concentration

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 17.38%; 3rd quarter 2002: (21.48%)

Average annual total return			8 years/
as of December 31, 200	1 year	5 years	Since inception

International Large-Cap Portfolio[1]	9.26%	19.34%	3.12%
MSCI EAFE Index[2]	11.17%	21.59%	5.25%

[1]	MFS Investment Management began managing the portfolio on January 1, 2004. Another firm managed the portfolio before that date.

[2]	The MSCI EAFE Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

40

SMALL-CAP VALUE PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in small-capitalization equity securities. The portfolio invests mainly in small-capitalization companies, which it defines as those with market capitalizations between $100 million and $3.5 billion. As of December 31, 2007, the market capitalization range for the Russell 2000 Value Index was approximately $27 million to $7 billion. The portfolio normally invests a significant portion of its assets in common stocks of companies the portfolio manager believes are undervalued relative to the market across a broad range of industry groups. The portfolio also expects to invest a significant portion of its assets in companies that the portfolio manager expects will generate income (for example, by paying dividends). The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging countries and ADRs.
The portfolio manager uses a value investing style. The manager screens small-capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100-150 stocks in the portfolio but without having more than 10% of its assets in securities of issuers in a single industry. The portfolio may invest up to 20% of its assets in short-term debt obligations. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

•	liquidity
•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

41

ABOUT THE PORTFOLIOS
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
4th quarter 2003: 13.67%; 4th quarter 2007: (4.29%)

Average annual total return			Since inception
as of December 31, 2007	1 Year		(May 1, 2003)

Small-Cap Value Portfolio	3.14%		18.57%
Russell 2000 Value Index[1]	(9.78%	)	16.06%

[1]	The Russell 2000 Value Index is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.
MULTI-STRATEGY PORTFOLIO
Investment goal — seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.
Main investments — invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.
Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, ADRs, and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.
Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities, including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase Brady bonds as well as asset-backed securities. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating. The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.
This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions. This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market

42

countries. ADRs are excluded from this limit. This portfolio may invest up to 35% of its assets in lower-rated, high-yield (junk) bonds.
The manager may also invest in derivatives (such as options, credit default swaps and other swaps, and futures contracts) to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge changes in currency exchange rates.
Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	inflation rate

•	mortgage-related securities

•	foreign investments and currency

•	emerging countries

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 12.33%; 3rd quarter 2002: (8.52%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Multi-Strategy Portfolio[1]	4.34%	10.36%	6.01%
Lehman Brothers Aggregate Bond Index[2]	6.97%	4.42%	5.97%
S&P 500 Index[3]	5.49%	12.82%	5.91%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. Since this portfolio invests in a mix of debt and equity securities, it has two broad-based benchmark indexes.

[2]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including fixed income securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. This is the portfolio’s broad-based benchmark index for debt securities. The total return is equal to the change in price plus the coupon return.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets and is the portfolio’s broad-based benchmark for equity securities. Results include reinvested dividends.

43

ABOUT THE PORTFOLIOS
MAIN STREET CORE PORTFOLIO
Investment goal — seeks long-term growth of capital and income.
Main investments — invests in equity securities of companies of different capitalization ranges. Currently, the portfolio manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies, companies located outside the U.S. and in ADRs.
In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

Multi-factor quantitative models - the portfolio uses both “top down” and “bottom up” quantitative models:

•	The “top down” market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into five market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors risk tolerance.

•	The “bottom up” stock selection models seek to rank securities within each capitalization range in order of attractiveness. Over a hundred company-specific factors are analyzed in constructing the “bottom up” models, including valuation, profitability, quality, momentum, volatility and special effects. Different models are used for each of the different market capitalization segments.

The portfolio also uses two seasonal models to capture seasonal effects.

Portfolio Construction - the portfolio is then constructed and monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The manager seeks to maintain a broadly diversified portfolio that limits certain company-specific risks.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.
The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit

•	foreign investments and currency

•	emerging countries

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

44

Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Main Street Core Portfolio[1]	4.40%	12.13%	4.26%
S&P 500 Index[2]	5.49%	12.82%	5.91%

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
EMERGING MARKETS PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa. Under normal market conditions, the manager expects to invest in securities of issuers in at least three emerging market countries. The portfolio principally invests in common stock and other equity securities.
The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

•	companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs
•	companies with management that has a proven record
•	companies (new or established) entering into a growth cycle
•	companies with the potential to withstand high market volatility
•	companies with strong earnings growth whose stock is selling at a reasonable price.
In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends:

45

ABOUT THE PORTFOLIOS
development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.
The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.
The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.
Risks — The value of this portfolio may have greater price swings than most of the portfolios. This portfolio may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

•	interest rate

•	credit

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Emerging Markets Portfolio[1]	33.09%	39.66%	13.01%
MSCI Emerging Markets Index[2]	39.39%	37.02%	14.53%	[3]

[1]	OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. Other firms managed the portfolio before that date.

[2]	The MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

[3]	Returns do not include reinvested dividends.

46

MONEY MARKET PORTFOLIO
Investment goal — seeks current income consistent with preservation of capital.
Main investments — invests in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days. The manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates. The portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities or have not been rated but are of comparable quality.
Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio. However, the portfolio complies with the maturity, quality and diversification requirements of traditional money market funds that maintain a constant NAV of $1.00 per share.
Risks — An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It’s possible to lose money by investing in the portfolio. The Money Market Portfolio is intended to have the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks among others:

•	interest rate

•	credit

•	inflation rate
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
4th quarter 2000: 1.61%; 3rd and 4th quarter 2003, and 1st quarter 2004: 0.17%

47

ABOUT THE PORTFOLIOS

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Money Market Portfolio[1]	4.99%	2.84%	3.58%
Merrill Lynch 3-Month U.S. T-Bill Index[2]	5.00%	3.07%	3.77%
Lipper Money Market Funds Index[3]	4.77%	2.65%	3.41%
7-day yield ending December 31, 2007: 4.22%

[1]	Pacific Life Fund Advisors LLC (PLFA) assumed management of the portfolio from Pacific Life on May 1, 2007. PLFA also does business under the name, “Pacific Asset Management” (PAM), and manages the portfolio under the PAM name.

[2]	The Merrill Lynch 3-Month U.S. T-Bill Index is an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue and is the portfolio’s broad-based benchmark index. Results include the reinvestment of all distributions.

[3]	The Lipper Money Market Funds Index is an equal dollar weighted index of the 30 largest mutual funds within the money market fund classification as defined by Lipper. The Index is adjusted for the reinvestment of capital gains and income dividends.

HIGH YIELD BOND PORTFOLIO
Investment goal — seeks a high level of current income.
Main investments — invests at least 80% of its assets in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity. Securities principally include high yield (junk) bonds and notes, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. High yield bonds are considered to be mostly speculative in nature. This gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income.
The portfolio may also invest in fixed income securities that can be converted into equity securities, and may invest in preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars. The portfolio may engage in active securities lending.
When selecting securities, the portfolio manager focuses on:

•	Seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.
•	Seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.
•	Reducing credit risk by investing in many different issuers in a wide range of industries.
Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit, in particular, including high yield (junk) bonds and other investment structures

•	inflation rate
•	liquidity

•	foreign investments and currency

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and former benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

48

Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
2nd quarter 2003: 7.05%; 3rd quarter 2001: (6.81%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

High Yield Bond Portfolio[1]	2.44%	8.60%	4.19%
Lehman Brothers U.S. Corporate High Yield Index- 2% Issuer Capped	2.27%	10.74%	5.59%
Credit Suisse (CS) First Boston High Yield Bond Index[3]	2.65%	10.97%	6.10%

[1]	Pacific Life Fund Advisors LLC (PLFA) assumed management of the portfolio from Pacific Life on May 1, 2007. PLFA also does business under the name, “Pacific Asset Management” (PAM), and manages the portfolio under the PAM name.

[2]	The Lehman Brothers U.S. Corporate High Yield Index- 2% Issuer Capped is an index that is an issuer constrained version of the U.S. Corporate High-Yield Index which covers the U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis and is the portfolio’s new broad-based benchmark. The portfolio’s benchmark was changed to provide a better comparison to the manager’s style of investing. The total return is equal to the change in price plus the coupon return.

[3]	The CS First Boston High Yield Bond Index, the former benchmark, is an index designed to mirror the performance of the global high yield bond market and is being provided for comparative purposes for one year.

MANAGED BOND PORTFOLIO
Investment goal — seeks to maximize total return consistent with prudent investment management.
Main investments — invests at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. Fixed income securities include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, mortgage-related securities, including stripped mortgage-related securities; corporate bonds and notes and asset-backed securities; commercial paper and other money market instruments; and fixed income securities issued by foreign governments or their subdivisions, agencies and other government-sponsored enterprises and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries; other fixed income securities including convertible bonds, inflation index bonds, and structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolio may invest in derivatives based on fixed income securities. The portfolio may also invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with developing or emerging market economies. This limit excludes dollar-denominated foreign securities, including ADRs. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Total return is made up of coupon income plus any gains or

49

ABOUT THE PORTFOLIOS
losses in the value of the portfolio’s securities. The portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets, and the portfolio may also make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The portfolio does not utilize short sales to materially increase the risk profile of the portfolio.
When selecting securities, the manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration within approximately 2 years of the portfolio’s benchmark index. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

The manager frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	interest rate

•	inflation rate

•	credit

•	price volatility

•	foreign investments and currency

•	emerging countries

•	mortgage-related securities

•	liquidity

•	short sale

•	derivatives and synthetics

•	securities lending

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
3rd quarter 2001: 5.61%; 2nd quarter 2004: (2.75%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Managed Bond Portfolio	8.53%	5.50%	6.40%
Lehman Brothers Aggregate Bond Index[1]	6.97%	4.42%	5.97%

[1]	The Lehman Brothers Aggregate Bond Index is an index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including fixed income securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. The total return is equal to the change in price plus the coupon return.
INFLATION MANAGED PORTFOLIO
Investment goal — seeks to maximize total return consistent with prudent investment management.
Main investments — invests its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the portfolio’s net assets. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.
Principal investments may include inflation-indexed bonds and other fixed income securities issued by the U.S. government or its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments or their subdivisions, agencies or government-sponsored enterprises, and U.S. and foreign companies including mortgage-related securities, stripped mortgage-related securities; corporate bonds and notes; asset-backed securities; convertible bonds; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and obligations of international agencies or supranational entities; and derivative instruments and forward commitments relating to the previously mentioned securities. The portfolio may invest up to 10% of its assets in lower-rated, high yield (junk) bonds and up to 30% of its assets in securities denominated in foreign currencies, including up to 15% of its assets in securities of issuers based in countries with developing or emerging market economies. The portfolio may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets, and the portfolio may also make short sales

51

ABOUT THE PORTFOLIOS
as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The portfolio does not utilize short sales to materially increase the risk profile of the portfolio.
The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) Total return is made up of coupon income plus any gains or losses in the value of the portfolio’s securities.
When selecting securities, the portfolio manager:

•	Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

•	Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

•	Chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

•	Frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency futures or options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

Risks — may be affected by the following risks, among others:

•	interest rate

•	inflation rate

•	credit

•	price volatility

•	foreign investments and currency

•	emerging countries

•	mortgage-related securities

•	liquidity

•	short sale

•	derivatives and synthetics

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied over the past 10 years. The table below the bar chart compares portfolio performance to its current and former benchmark indexes. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.

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Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
3rd quarter 2002: 7.28%; 2nd quarter 2004: (2.95%)

Average annual total return
as of December 31, 2007	1 year	5 years	10 years

Inflation Managed Portfolio[1]	10.14%	6.00%	6.80%
Lehman Brothers Global Real: U.S. TIPS Index[2]	11.63%	6.27%	N/A
Lehman Brothers Government Bond Index[3]	N/A	N/A	5.92%

[1]	Effective May 1, 2001, the portfolio changed its name from “Government Securities” to “Inflation Managed” and its investment focus from government securities to inflation-indexed bonds.

[2]	The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government and is the portfolio’s broad-based benchmark index. The total return is equal to the change in price plus the coupon return.

[3]	The Lehman Brothers Government Bond Index, the former benchmark, is an index of fixed income securities issued by the U.S. government and its agencies and is provided to compare performance of the portfolio prior to May 1, 2001, when the portfolio had a different investment focus. The total return is equal to the change in price plus the coupon return.

COMSTOCK PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks. The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies. Portfolio securities are typically sold when the manager’s assessment of the capital growth and income potential of such securities materially changes.
The portfolio may invest up to 25% of its assets in securities of foreign issuers, including ADRs, European Depositary Receipts (EDRs), GDRs and those in emerging market countries. The portfolio may also invest up to 35% of its assets in lower-rated, high yield (junk) bonds and up to 15% of its assets in REITs and REOCs.
The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, earn income, facilitate fund management and mitigate risks. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries

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ABOUT THE PORTFOLIOS

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	inflation rate
•	REITs and REOCs

•	derivatives and synthetics

•	non-diversification

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1
Best and worst quarterly performance during this period:
2nd quarter 2003: 16.68%; 3rd quarter 2001: (18.30%)

Average annual total return				Since inception
as of December 31, 2007	1 year		5 years	(October 2, 2000)

Comstock Portfolio[1]	(3.01%	)	12.63%	3.06%
Russell 1000 Value Index[2]	(0.17%	)	14.63%	7.02%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The Russell 1000 Value Index is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
MID-CAP GROWTH PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the portfolio manager believes have above-average growth potential. A company is considered to be a mid-capitalization company if, at the time of purchase, the company has a market capitalization of generally less than $35 billion. As of December 31, 2007, the market capitalization range of the Russell Midcap Growth Index was approximately $384 million to $42 billion.
The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to re-deploy capital at high rates of return. The manager studies a company’s business model, business visibility, ability to generate free cash flow and a favorable return on invested capital, and

54

an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
The portfolio may also purchase securities on a when-issued or delayed delivery basis. The portfolio may invest up to 25% of its assets in securities of foreign issuers, including ADRs, EDRs, GDRs and emerging market countries. The portfolio may invest up to 15% of its assets in REITs and REOCs.
The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The portfolio may also purchase securities on a when-issued or delayed delivery basis. The manager may use foreign currency contracts to hedge against changes in currency rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	foreign investments and currency

•	emerging countries
•	REITs and REOCs

•	derivatives and synthetics

•	securities lending

•	non-diversification

Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year1

Best and worst quarterly performance during this period:
4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83%)

Average annual total return			7 years/
as of December 31, 2007	1 year	5 years	Since inception

Mid-Cap Growth Portfolio[1]	22.92%	20.14%	1.06%
Russell Midcap Growth Index[2]	11.43%	17.90%	4.05%

[1]	Van Kampen began managing the portfolio on May 1, 2003. Another firm managed the portfolio before that date.

[2]	The Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

55

ABOUT THE PORTFOLIOS
REAL ESTATE PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks current income and long-term capital appreciation.
Main investments — invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The portfolio may invest up to 10% of its assets in foreign investments.
Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate interests or loans. The portfolio focuses on REITs, as well as REOCs, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.
The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that is based upon the manager’s internal proprietary net asset value models which analyze/evaluate certain factors (i.e. properties producing income, underlying asset values, values per square foot and property yields) in an effort to select individual securities which will provide the best overall real estate value. The “top-down” asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.
The team may also invest in derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency rates. The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	industry/sector concentration
•	non-diversification
•	price volatility
•	REITs and REOCs

•	foreign investments and currency

•	derivatives and synthetics

•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year

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Best and worst quarterly performance during this period:
4th quarter 2004: 17.59%; 4th quarter 2007: (13.86%)

Average annual total return				9 years/
as of December 31, 2007	1 year		5 years	Since inception

Real Estate Portfolio	(16.16%	)	20.67%	15.57%
FTSE NAREIT Equity REITs Index[1]	(15.69%	)	18.17%	14.13%

[1]	The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is one index of a series of indexes represented in the FTSE NAREIT US Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.
SMALL-CAP EQUITY PORTFOLIO
This portfolio is not available for Pacific Corinthian variable annuity contracts and Pacific Select variable life insurance policies.
Investment goal — seeks long-term growth of capital.
Main investments — invests at least 80% of its assets in companies with market capitalizations within the capitalization range of the Russell 2000 Value Index. As of December 31, 2007, the market capitalization range of the Russell 2000 Value Index was approximately $27 million to $6 billion. The portfolio may, however, invest in companies with larger capitalizations. The portfolio manager invests in small-capitalization companies with a focus on absolute return. The manager uses a bottom-up value oriented investment process in constructing the portfolio.
The manager seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns
•	companies valued at a discount to their asset value
•	companies with an attractive dividend yield and minimal basis risk.
In selecting investments for the portfolio, the manager generally employs the following strategy:

•	value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. The portfolio manager selects companies that it believes are out-of-favor or misunderstood. These companies may include those having value or growth characteristics.
•	the manager starts with an investment universe of 5,000 securities. The manager then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
•	the manager uses fundamental analysis to construct a portfolio generally holding 55-85 securities consisting of quality companies in the opinion of the manager.
•	the manager will generally sell a stock when it reaches the portfolio manager’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.
This portfolio may invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities. The manager may also invest in convertible preferred stock and convertible debt securities, foreign securities, including those of emerging markets, REITs and REOCs and securities offered in initial public offerings (IPOs). The portfolio may engage in active securities lending.
Risks — may be affected by the following risks, among others:

•	price volatility

•	interest rate

•	credit, including in particular, high yield (junk) bonds and other investment structures

•	REITs and REOCs

•	foreign investments and currency

•	emerging countries

57

ABOUT THE PORTFOLIOS

•	liquidity
•	equity initial public offering (IPO)
•	securities lending
Please refer to Risks and risk definitions for additional information.
Portfolio performance — The bar chart shows how the portfolio’s performance has varied since its inception. The table below the bar chart compares portfolio performance to its benchmark index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not a guarantee of future results.
Year by year total return (%)
as of December 31 each year
Best and worst quarterly performance during this period:
1st quarter 2006: 12.36%; 2nd quarter 2006: (2.97%)

Average annual total return			Since inception
as of December 31, 2007	1 year		(May 2, 2005)

Small-Cap Equity Portfolio	6.04%		14.99%
Russell 2000 Value Index[1]	(9.78%	)	9.72%

[1]	The Russell 2000 Value Index is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

RISKS AND SPECIAL CONSIDERATIONS
RISKS AND RISK DEFINITIONS
Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you would expect. Every portfolio has some degree of risk depending on what it invests in and what strategy it uses.
A portfolio may be subject to the following risks:

Portfolio managers’ investment techniques and strategies are discretionary – each portfolio tries to meet its investment goal by using certain principal investments and strategies and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio. From time to time, a portfolio management firm’s (and/or its affiliates’) activities may be limited because of regulatory restrictions and/or their own internal policies which may limit the investment opportunities for a portfolio managed by such firm.

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Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. Each portfolio may temporarily change its investment strategies if a portfolio manager were to believe economic conditions make it necessary to try to protect the portfolio from potential loss, for redemptions, at start-up of a portfolio, or other reasons. In that case, the portfolio (including a portfolio with international holdings) may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments and cash equivalents. Likewise, a portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a portfolio and cause a portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a portfolio investing too heavily in common stocks during a stock market decline may fail to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

A portfolio may have investment policies on the amount that it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These investment policies apply at the time the investment is made. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indexes may be affected. Therefore, the capitalization ranges may be modified from time to time. Some investment policies are in place due to the name of the particular portfolio commonly referred to as the “name test policy” (Name Test Policy). The Name Test Policy also applies at the time the portfolio invests its assets and under normal circumstances, for example, a new portfolio will be permitted to comply with the Name Test Policy within six months after commencing operations. The Name Test Policy is applied to a portfolio’s net assets, plus the amount of any borrowings for investment purposes. A portfolio may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.

All portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance. During the past fiscal year, the following portfolios engaged in active and frequent trading (over 100% turnover of portfolio securities): Small-Cap Growth, Technology, Diversified Bond, Large-Cap Growth, Multi-Strategy, Main Street Core, Managed Bond and Inflation Managed Portfolios. It is expected that the Long/Short Large-Cap Portfolio’s turnover will exceed 100%. Many of the portfolios are used in connection with asset allocation services, such as Portfolio Optimization. Periodic changes in asset allocation models can result in substantial inflows and/or outflows of monies in the portfolios. These changes, as well as changes in managers and investment personnel, and reorganizations of portfolios, may result in the sale of portfolio securities, which can increase trading costs and portfolio turnover.

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. The risks of securities lending are discussed below. The portfolios which are likely to regularly have more than 10% of their total assets invested in the securities lending collateral fund are noted as active securities lenders in the About the Portfolios section of this Prospectus. However, the other portfolios (with the exception of the Money Market, Floating Rate Loan, American Funds Growth and American Funds Growth-Income Portfolios) engage in securities lending as well.

Each portfolio may borrow up to 33 1/3% of its assets as necessary for the clearance of purchase and sales of securities. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in a portfolio’s return. Borrowing will cost a portfolio interest expense and other fees. The cost of borrowing may reduce a portfolio’s return.

59

RISKS AND SPECIAL CONSIDERATIONS

Each portfolio may be impacted by illiquid investments from time to time, depending upon market conditions and events. Liquidity risk is discussed below. For those portfolios which are likely to invest more than 10% of their total assets in securities or other holdings which are most susceptible to becoming illiquid, such liquidity risk is noted for that portfolio in the About the Portfolios section.

Performance of a portfolio will vary – performance is affected by changes in the economy and financial markets. The value of a portfolio changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

A portfolio may also be affected by other kinds of risks, depending on the types of securities held by or strategies used by the portfolios, including:

•	price volatility risk – both fixed income and equity securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Large companies tend to have more stable prices than small- or medium-sized companies. Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the portfolio and therefore, may be riskier and more susceptible to price swings than large companies. Moreover, small- or medium-sized companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.

Additionally, companies that managers think have the potential for above-average or rapid growth may give a portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued,” for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many faster-growing healthcare companies have limited operating histories, and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability. The prices of technology stocks will likely fluctuate more than non-technology stocks because they may be more affected by technological developments. Technology companies may also be subject to greater business risks and more sensitive to changes in economic conditions.

Investments in over-the-counter (OTC) stocks, which trade less frequently and in smaller volume than exchange-listed stocks, may have more price volatility than that of exchange-listed stocks, and the investing portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices. Additionally, investments in a company’s convertible securities may entail less risk than investments in the company’s common stock but more risk than investments in the company’s senior debt securities.

Portfolios with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Index portfolios are not actively managed and invest in securities included in the index regardless of their investment merit. The portfolio management teams cannot change this investment strategy even temporarily

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to protect the portfolios from loss during poor economic conditions. This means index portfolios are more susceptible to a general decline in the U.S. stock market than actively managed portfolios.

•	foreign investments and currency risk – foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of a foreign security will rise. A portfolio may be exposed to foreign investment and/or currency risk through direct investment in securities or through options, futures or currency transactions.

•	emerging countries risk – investments in or exposure to investments in emerging countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than investments in or exposure to investments in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia. A portfolio may be exposed to emerging countries risk by directly investing in companies domiciled in emerging countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging countries.

•	interest rate risk – the value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. The Floating Rate Loan Portfolio’s exposure to interest rate fluctuations is relatively less with respect to floating or adjustable rate securities (such as most loans) and will generally be limited to the period of time until the interest rate on the security is reset.

Pre-payment and extension risk – mortgage-related securities and certain loans and debt obligations are subject to pre-payment risk. Borrowers may pay off their mortgages (or other debt obligations) sooner than expected, particularly portfolios investing in such securities since this would force the portfolios to reinvest this money at lower yields, which can reduce a portfolio’s returns. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. This is sometimes referred to as extension risk. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (IO) and Principal Only (PO) components. IOs present a heightened risk of total loss of investment.

•	inflation rate risk – the value of interest payable on fixed income securities tends to be more sensitive to inflation than other types of assets. Conversely, the principal value of inflation-indexed bonds and/or interest payable on them tends to fall if the inflation index falls. Additionally, when real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation-indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.

•	credit risk – a fixed income security’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. Not all U.S. government securities

61

RISKS AND SPECIAL CONSIDERATIONS

are backed or guaranteed by the U.S. government. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt, and are subject to the risk of default. Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to the portfolio on such securities, or that such collateral could be easily liquidated in the event of a default.

High yield/high risk debt securities risk – sometimes known as “junk bonds” are non-investment grade bonds, e.g., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower), or no rating but that are of comparable quality. Non-investment grade bonds are especially subject to credit risk during periods of economic uncertainty or during economic downturns, are considered to be mostly speculative in nature and are more likely to default on their interest and/or principal payments than higher rated securities.

Other investment structures – certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, structured investments vehicles and other investment structures may have exposure to subprime loans or subprime mortgages. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be affected by downturns in the credit markets or the real estate market, and it may be difficult to value these instruments because there may not be an active market for these securities. There may be limited or imperfect public information available with respect to many securities and investment instruments held by a portfolio, and as a result, a portfolio may be more dependent on the analytical ability of the manager. In the event of specified credit events, a portfolio that has entered into a credit default swap may be required to pay the notional value of a credit default swap to the buyer of the swap. Credit default swaps are also subject to counterparty risk.

•	mortgage-related securities risk – mortgage-related securities are subject to interest rate risk including in particular pre-payment and extension risk. Such securities could also be subject to credit risk, including default risk, particularly when interest rates are rising or in a challenging economic environment. When interest rates rise, borrowers with variable interest rate loans may not be able to re-pay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related securities. See definitions of credit risk and interest rate risk in this section.

•	derivatives and synthetics risk – derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Derivatives include options, futures, options on futures and swaps, (such as currency, interest rate security index, consumer price index, credit default and total return swaps, caps, collars, floors) synthetics and other financial instruments. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. A portfolio’s use of derivatives and synthetics could reduce returns, increase portfolio volatility, may not be liquid (and therefore, difficult to sell), may be difficult to value and may not correlate precisely to the underlying assets or index they are designed to track.

Leverage risk – the use of derivatives may also create leverage risk. Leverage could magnify a portfolio’s gains or losses and therefore increase its volatility. The manager will segregate liquid assets or otherwise cover transactions that may give rise to short sale risk. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk. Derivatives also involve credit and market risk, the risk of more subjective, improper or imprecise valuation and the risk of ambiguous documentation. The portfolio could lose more than the principal amount invested in a derivative instrument.

•	liquidity risk – liquidity is the ability to sell securities or other investments at about carrying cost within a reasonable amount of time, which relies on the willingness of market participants to buy and sell securities. High-yield/high-risk bonds (including loans) may be less liquid (more difficult to sell) than higher quality investments. Many securities held by the portfolio (including loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade

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may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair the portfolio’s ability to realize full value and thus cause a decline in the portfolio’s net asset value. A security or other investment may become less liquid (more difficult to sell) unexpectedly. Investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities, especially when the economy is not robust, during market downturns, or when small-cap stocks are out of favor. Investments in high-yield/high-risk debt securities and asset-backed instruments, including instruments with exposure to sub-prime loans or mortgages, have a greater risk of being or becoming less liquid than other fixed-income securities, especially when the economy is not robust, during market downturns, or when credit is tight. Illiquid holdings may be difficult to value and difficult to sell, which means a portfolio may not be able to sell a holding quickly for full value. As a result, a portfolio may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities if it is required to raise cash to conduct its operations.

•	industry/sector concentration risk – since a portfolio may invest principally in only one industry or sector, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. For example, because of the Real Estate Portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of real estate investment trusts (REITs) or real estate operating companies (REOCs), the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. Similarly, a portfolio’s concentration of investments in the technology, health care or financial industries would make such portfolios susceptible to risks associated with those industries.

•	non-diversification risk – a non-diversified portfolio may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or a small number of investments.

•	geographic concentration risk – concentrating investments in a limited number of countries may increase the risk that economic, political and social conditions in those countries will have a significant impact on performance.

•	real estate investment trusts (REITs) and real estate operating companies (REOCs) risk – REITs and REOCs expose a portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; destruction of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

•	regulatory impact risk – some sectors are subject to extensive government regulation, which may change frequently and impact a portfolio significantly.

•	equity initial public offering (IPO) risk – equity IPOs may be more volatile than other equity securities. Equity IPOs may have a magnified impact on a portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of equity IPOs on the portfolio’s performance will not likely be as significant.

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RISKS AND SPECIAL CONSIDERATIONS

•	short sale risk – a short sale involves the sale by a portfolio of a security that the portfolio does not own. Short sales involve costs as well as risk. When a portfolio manager sells a security short, the manager hopes to purchase the same security at a later date at a lower price. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close the portfolio’s short position, resulting in a loss to the portfolio. Such loss is theoretically unlimited since there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the securities in the open market. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. By contrast, the portfolio’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to borrow a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities, the cost of borrowing securities, or for other reasons.

Leverage risk – when a portfolio manager invests the proceeds received from selling securities short in, or borrows money to invest in, additional securities (long positions), the portfolio will become leveraged. The use of leverage may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and therefore, increase a portfolio’s volatility. There is no guarantee that a portfolio will use leverage, or when it does, that the portfolio’s leveraging strategy will be successful. A portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

•	securities lending risk – when securities are loaned out, there will be a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent. All loans must be secured by collateral at least equal to the value of the securities loaned. The collateral received is invested in an institutional securities lending collateral fund which invests in high quality, relatively short-term instruments. Accordingly, each portfolio is subject to all investment risks associated with the holding and investment of collateral received, including, but not limited to, principal loss and interest rate, credit and liquidity risk associated with such investments. See definitions of interest rate risk, credit risk and liquidity risk in this section. Each portfolio retains beneficial ownership and all economic benefits of the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value but does not have proxy voting rights with respect to loaned securities. Accordingly, the portfolio managers will not generally vote proxies for securities out on loan; although each has discretion to request that the portfolio’s securities lending agent call back securities which are out on loan, which is intended to provide the opportunity to vote on material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

SPECIAL CONSIDERATIONS
Master/feeder mutual fund structure – A “feeder portfolio” invests all of its assets in a separate mutual fund, the “master fund.” A feeder portfolio has a similar investment objective and the same limitations as the master fund in which it invests. The portfolio does not buy investment securities directly. The master fund, on the other hand, invests directly in portfolio securities.
Under the master/feeder structure, a feeder portfolio may withdraw its investment in its master fund if approved by the Pacific Select Fund board, which the board could do at any time in its discretion after a notice period. Prior to any such withdrawal, the board would consider what action might be taken, including the investment of all the assets of the feeder portfolio in another pooled investment entity

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having the same or similar investment objective as the portfolio, based on the fees and expenses in the year, request the adviser to manage the portfolio directly or hire another portfolio manager to manage the portfolio, or take other action.
Because feeder portfolios invest all of their assets in a Master Fund, a feeder portfolio will bear the fees and expenses of the feeder portfolio and the master fund in which it invests. The feeder portfolio’s expenses may be higher than those of other mutual funds which directly acquire and manage their own portfolio of securities. The master/feeder structure is different from that of most of the other portfolios of the fund and many other investment companies. A master fund may have other shareholders, such as other feeder funds, each of whom will pay their proportionate share of the master fund’s expenses. The master fund may change its investment objectives, policies, managers, expense limitation agreements and other matters relating to such fund without approval of the feeder portfolio or the feeder portfolio’s board.

OTHER FUND INFORMATION
FUND AVAILABILITY
The fund is only available as an underlying investment fund for variable life insurance and variable annuity products issued or administered by Pacific Life and Pacific Life & Annuity Company (PL&A). These insurance companies actually own the shares of the fund. You do not buy, sell or exchange shares of the fund’s portfolios — you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then invest in the portfolios of the fund according to the investment options you’ve chosen. Accordingly, the fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, the fund does have a policy requiring all of the variable life insurance policies and annuity contracts which use the fund as their investment vehicle to have certain restrictions on the number of transfers or exchanges that contract owners may make (see Policy Regarding Frequent Trading). It is possible that due to the differences in the tax treatment or other considerations, the interests of various contract owners participating in the fund might at some time be in conflict. The fund’s board will monitor for any material conflicts and determine what action, if any, should be taken.
POLICY REGARDING FREQUENT TRADING
Frequent, short-term trading can disrupt the management of the fund and its portfolios and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the portfolios’ performance. While these issues can occur in connection with any of the portfolios, portfolios holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. For example, holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the portfolios. The fund has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.
The fund’s board adopted a policy with respect to limitations on transfers. The limitations specified below apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts

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OTHER FUND INFORMATION
or any other type of entity, but shall not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Money Market Portfolio.

3.	An Investor may not make more than two transfers per calendar month involving portfolios which invest primarily in international securities, which currently include the International Value, International Small-Cap, International Large-Cap and Emerging Markets Portfolios.

4.	An Investor may not make more than two transfers per portfolio per calendar month involving the American Funds Growth Portfolio and the American Funds Growth-Income Portfolio.

5.	For purposes of the above, multiple transfers among the portfolios of the fund on the same day count as one transfer.

6.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Portfolio on Monday, you may not make any transfers to or from that portfolio before the following Monday. Transfers to or from the Money Market Portfolio are excluded from this limitation.

7.	Insurance companies that participate in the fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, approved corporate owned life insurance policy rebalancing programs, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. See applicable prospectus and contract terms for details.

The fund is only available as an underlying investment fund for variable life insurance and variable annuity products (variable contracts) issued or administered by Pacific Life or PL&A. The portfolios are intended for long-term investment through these variable contracts; not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the portfolios as investment options under their variable contracts. The fund’s limitations on transfers must be enforced by any insurance company that participates in the fund (including, Pacific Life and PL&A) by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders (Investors) as if they were Investors investing directly in the portfolios of the fund.
The trading activity of individual contract owners is generally not identified to the portfolios; and therefore, the ability of a portfolio to monitor exchanges made by contract owners is severely limited. Consequently, the portfolios must rely on Pacific Life or PL&A as the issuer or administrator of the variable contracts to monitor frequent, short-term trading within a portfolio by contract owners.
Pacific Life and PL&A attempt to discourage frequent trading by imposing transaction limitations on variable contract owners and by monitoring certain large transaction activity through the variable contracts. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and

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PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.
HOW SHARE PRICES ARE CALCULATED
Each portfolio of the fund is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities and other instruments it holds (holdings).
Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open, including days when foreign markets are closed. For purposes of calculating the NAV, the portfolios use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it may occasionally close earlier. All fund shares are purchased, sold or exchanged at a portfolio’s NAV per share next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A.
The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the fund generally pays the insurance companies for the shares in cash. However, the fund may, subject to approval by the board, pay for a sale or exchange, in whole or in part, by a distribution of holdings from a portfolio, in lieu of cash, in accordance with applicable rules.
NAV will not be determined on days when the NYSE is closed. There might be a delay in calculating the NAV when the NYSE is closed on a day other than a regular holiday or weekend, the NYSE restricts trading, an emergency exists (as determined by the SEC) which could result in holdings sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.
The value of each holding is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the board. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity holdings received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE close. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a holding or the NAV determined earlier that day. Equity holdings are generally valued at the last reported sale price for holdings traded on a principal exchange (U.S. or foreign). Holdings, including options contracts, traded on over-the-counter markets and listed holdings for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. Treasury holdings are generally valued at the last reported sale price obtained from pricing sources (including pricing services and quotation reporting systems), market makers, or broker-dealers. Other fixed income holdings are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix or other pricing processes approved by the fund’s board. Money market instruments and short-term holdings maturing within 60 days are valued at amortized cost, which approximates market value.
In the event market quotations are not readily available (i.e. approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed to be unreliable or inaccurate or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before the fund values its assets, the holdings may be valued at their fair value as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the board in accordance with provisions of the 1940 Act. Fair values may not be indicative of the price that a portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.

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OTHER FUND INFORMATION
The portfolios may value holdings at fair value as estimated in good faith under procedures adopted by and/or methodologies approved by the board in accordance with provisions of the 1940 Act and based upon recommendations provided by the portfolio managers and, in accordance with valuation services approved by the board; or otherwise, as provided by the fund’s valuation procedures, which have been determined by the board in good faith to represent fair value. As a general principle, the fair value of a holding is the amount which the fund might reasonably expect to receive for the holding upon its current sale. In determining the fair value of holdings, the fund may consider available information including information that becomes known after the closing time of the NYSE, and the values that are determined will be deemed to be the price as of the closing time of the NYSE. Fair valuation will also be used when events significantly affecting the values of the portfolios’ foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the fund’s procedures, the closing price of a foreign security is deemed unreliable. All of these events could materially affect the portfolio’s NAV. The fund has retained a statistical research service to assist in determining the fair value of foreign holdings. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the fund could obtain upon its current sale.
Trading in holdings on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the portfolios may calculate their NAVs on days when the NYSE is open, but foreign markets are closed. Conversely, holdings trading on foreign markets may take place on days when the NYSE is closed, and as a result, the portfolios’ NAVs will not be calculated and shareholders will not be able to redeem their shares on such days. Since holdings that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when a portfolio does not price its shares, the value of a portfolio’s holdings (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact customer service.
Quotations of foreign holdings in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign holdings which are principally traded in a foreign market may not take place simultaneously with the determination of the prices of portfolio holdings of foreign issuers used in such calculation. Further, under the fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the fund values its shares. Prices derived under these procedures will be used in determining NAVs.
The NAVs of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio are determined based upon the NAVs of the Master Funds. Determination of the NAVs of the Master Funds is the responsibility of the Master Funds and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.
DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently.
Dividends are generally distributed according to the following schedule:

•	Debt portfolios (Money Market, Short Duration Bond, Floating Rate Loan, Diversified Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios) — dividends declared and paid semi-annually
•	All other portfolios — dividends declared and paid annually.

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Dividends and/or distributions may be declared more or less frequently if it is advantageous to the portfolio and to shareholders of the portfolio.
DISTRIBUTION AND SERVICE ARRANGEMENTS
As noted previously, the fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the fund (to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and other applicable laws and regulations) Pacific Select Distributors, Inc. (PSD) principal underwriter and distributor of Pacific Life’s variable insurance products or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Some of the arrangements between PSD and the broker-dealers may be referred to as “revenue sharing” arrangements. These revenue sharing arrangements are paid out of the assets of PSD or its affiliates and are not paid directly by the portfolios.
In consideration for revenue sharing, a broker-dealer firm may be encouraged to render services to variable annuity contract and variable life insurance policy owners and may feature certain products in its sales system or give preferential access to members of its sales force or management to the detriment of other products or investment options. Refer to the product prospectus or the offering memorandum for a description of the incentives for broker-dealers, including those arising from revenue sharing arrangements with respect to the variable annuity contracts and variable life insurance policies and a further discussion of the conflicts of interest that may be created by this compensation.
In addition, PSD may pay all or a portion of the servicing fees it receives from the portfolios under the Service Plan (described below) to broker-dealers. Not all broker-dealer firms receive additional compensation, and the amount of compensation varies and revenue sharing arrangements may vary. These payments could be significant to a firm. PSD has informed the fund that it hopes that its affiliates will benefit from compensation arrangements to broker-dealers including revenue sharing arrangements, and it hopes such arrangements will increase the fund’s net assets. If this is the case, this could benefit the fund and its portfolios, but would also result in additional management and other fees for PLFA (the investment adviser) and its affiliates.
Pursuant to business agreements among PSD, American Funds Distributors, Inc. (AFD), Capital Research, and (i) one with Pacific Life; and (ii) the other with PL&A, PSD will pay to AFD a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments up to $1.5 billion, 0.14% on purchase payments on next $1.5 billion and 0.10% on purchase payments made in excess under variable insurance and annuity products issued or administered by Pacific Life or PL&A through investment by the Feeder Portfolios in the Master Funds.
The fund charges a service fee at an annual rate of 0.20% of the average daily net assets of each portfolio. The fee is paid to PSD, the fund’s distributor, in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the fund; answering questions regarding the fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the board.

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OTHER FUND INFORMATION
FUND ORGANIZATION
The fund is organized as a Massachusetts business trust. Its business and affairs are managed by the board.
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund were not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.
The fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio were discontinued, any investment allocation to that portfolio would be allocated to another portfolio that the trustees believe would be suitable, as long as any required regulatory approvals were met.
TAX MATTERS
The fund currently intends that each portfolio: (1) will qualify each year as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code; or (2) will be taxed as a partnership. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio taxed as a partnership is not subject to income tax, and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a portfolio electing to be taxed as a partnership versus a RIC.
Each portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. The American Funds Growth-Income Portfolio and American Funds Growth Portfolio intend to comply with these diversification regulations in their respective Master Funds.
You’ll find more information about taxation in the SAI. Since the sole shareholders of the portfolios will be separate accounts of Pacific Life and PL&A, no discussion is included here concerning the federal income tax consequences at the shareholder level. For information about the federal income tax consequences to purchasers of variable contracts, see the applicable prospectus or offering memorandum.

ABOUT THE PORTFOLIO MANAGERS
This section provides information about Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund and the firms that manage the Pacific Select Fund portfolios. PLFA is a subsidiary of Pacific Life.
In its role as investment adviser, PLFA, subject to the review of the fund’s board, supervises the management of all of the fund’s portfolios. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the Money Money Market and High Yield Bond Portfolios under the PAM name. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, PLFA has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invests all of their assets in a master fund; therefore, PLFA has not retained other portfolio managers to manage the assets of these portfolios (Feeder Portfolios). PLFA is considered the adviser to the Feeder Portfolios and oversees the manager’s performance

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of the Master Funds. Information about the management of the Master Funds is noted below. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other Master Funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, without seeking shareholder approval.
Under an exemptive order from the SEC, PLFA and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with PLFA) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.
The table that follows provides information about each management firm and biographical information for each individual team member responsible for making investment decisions for the portfolio, including their primary title with the applicable management firm (or affiliate) and positions held during the past five years. Some of the team members could change from time to time. Each of the team members listed in the table below is jointly and primarily responsible for the day-to-day management of the particular portfolio, unless there is only one team member listed which indicates that the individual member is primarily responsible for that particular portfolio. The year in which each team member began managing the portfolio is presented under each team member name. In the case of the Equity Index and Small-Cap Index Portfolios, the year indicates that those individuals were part of the management team of predecessor management firms since each portfolio’s inception. With respect to each team member listed, the Statement of Additional Information (SAI) provides additional information about compensation, other accounts managed and ownership of securities in the managed portfolio.

Fred Alger Management, Inc.
111 Fifth Avenue, New York, NY 10003
Founded in 1964, Fred Alger Management, Inc. (Alger) is a leading asset management firm offering investment advisory services to separately managed, sub-advised and wrap accounts. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans. Over four decades, Alger has continued its tradition of independent research and style purity. As of December 31, 2007, Alger’s total assets under management were approximately $15 billion.

SMALL-CAP GROWTH PORTFOLIO
Jill Greenwald, CFA (Since inception/2007)	Senior vice president and portfolio manager since 2001. Ms. Greenwald has over 21 years of investment experience. She has a BA from Yale University and an MBA from New York University.
AllianceBernstein L.P.
1345 Avenue of the Americas, New York, NY 10105
AllianceBernstein L.P. (AllianceBernstein) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. AllianceBernstein is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. As of December 31, 2007, AllianceBernstein’s total assets under management were approximately $800 billion.

INTERNATIONAL VALUE PORTFOLIO
Sharon E. Fay, CFA (Since 2006)	Executive vice president of AllianceBernstein and chief investment officer of AllianceBernstein’s global value equities since 2003. Ms. Fay is responsible for all portfolio management and research activities relating to international cross-border and non-U.S. value investment portfolios of the firm since 2003. She has a BA from Brown University and an MBA from Harvard University.
Kevin F. Simms, CFA (Since 2006)	Co-chief investment officer of international value equities of AllianceBernstein since 2003. Mr. Simms is also director of research for AllianceBernstein’s international value and global value equities since 2000. He has a BA and a BS from Georgetown University and an MBA from Harvard Business School.
Henry S. D’Auria, CFA (Since 2006)	Co-chief investment officer of international value equities of AllianceBernstein since 2003. Mr. D’Auria is also director of research and chief investment officer for AllianceBernstein’s emerging markets’ value equities since 2002. He has a BA from Trinity College.

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ABOUT THE PORTFOLIO MANAGERS

Analytic Investors, LLC
500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071
Analytic Investors, LLC (Analytic Investors) is an affiliate of Old Mutual (US) Holdings Inc. and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic Investors serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. As of December 31, 2007, Analytic Investors’ total assets under management were approximately $13 billion.

LONG/ SHORT LARGE-CAP PORTFOLIO
Harindra de Silva, CFA (Since inception/2008)	President and portfolio manager of Analytic Investors since 1998. Mr. de Silva is responsible for focusing the on-going research effort for equity and global asset allocation strategies. He has over 20 years of investment experience. He has a BS from University of Manchester Institute of Science and Technology, an MS and MBA from University of Rochester and a PhD from University of California, Irvine.
Dennis Bein, CFA (Since inception/2008)	Chief investment officer of Analytic Investors since 2004 and portfolio manager since 1995. Mr. Bein is responsible for implementation of equity-based investment strategies and is a major contributor to the firm’s ongoing research efforts as well as new product development and strategy applications. Mr. Bein has over 17 years of investment experience. He has a BA from University of California, Riverside and an MBA from Anderson Graduate School of Management, University of California, Riverside.
Steven Sapra, CFA (Since inception/2008)	Portfolio manager of Analytic Investors’ equity team since 1999. Mr. Sapra is responsible for the ongoing research effort for U.S. equity-based investment strategies. Mr. Sapra has over 10 years of investment experience. He has a BA from California State Polytechnic University, Pomona and an MA from University of Southern California.
Batterymarch Financial Management, Inc.
John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116
Batterymarch Financial Management, Inc. (Batterymarch) specializes in equity investments and is a wholly-owned subsidiary of Legg Mason, Inc. Batterymarch has provided investment subadvisory services for fund companies for more than 25 years and currently provides such services for approximately 40 U.S. and foreign registered investment companies across a wide range of U.S. and non-U.S. based mandates. Over the years, Batterymarch has extended their expertise in U.S. equities to both non-U.S. developed and emerging markets equities. As of December 31, 2007, total assets under management were approximately $30 billion.

INTERNATIONAL SMALL-CAP PORTFOLIO
Charles F. Lovejoy, CFA (Since inception/2006)	Director since 2006 and senior portfolio manager of Batterymarch’s international investment team since 1992. Mr. Lovejoy has over 28 years investment experience and has a BS from Tufts University.
Christopher W. Floyd, CFA (Since inception/2006)	Portfolio manager of Batterymarch’s international investment team since 2003. Mr. Floyd has over 9 years of investment experience and has a BA from Dartmouth College and an MBA from Cornell University.
BlackRock Investment Management, LLC
800 Scudders Hill Road, Plainsboro, New Jersey 08536
BlackRock Investment Management, LLC (BlackRock) is an indirect, wholly-owned subsidiary of BlackRock, Inc. (BRI). On September 29, 2006, BRI consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BRI to create a new, independent company. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 5,100 employees in 19 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of December 31, 2007, BlackRock’s, including its affiliates, total assets under management were approximately $1 trillion.

EQUITY INDEX PORTFOLIO	The portfolio is managed by BlackRock’s Quantitative Index Management Team.
Jeffrey L. Russo, CFA (Since inception/2000)	Director of BlackRock since 2006. Prior to joining BlackRock, he was a director of Merrill Lynch Investment Managers, L.P. (MLIM) from 2004 to 2006 and vice president from 1999 to 2004. Mr. Russo has over 12 years experience as a portfolio manager and trader.
Debra L. Jelilian (Since inception/2000)	Director of BlackRock since 2006. Prior to joining BlackRock, she was a director of MLIM from 1999 to 2006. She was a member of the portfolio’s management team at Mercury Advisors (the MLIM Quantitative Index Management Team) since 2000. Ms. Jelilian has 15 years experience in investing and in managing index investments.

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BlackRock Investment Management, LLC (continued)

SMALL-CAP INDEX PORTFOLIO	The portfolio is managed by BlackRock’s Quantitative Index Management Team.
Jeffrey L. Russo, CFA (Since inception/2000)	Director of BlackRock since 2006. Prior to joining BlackRock, he was a director of Merrill Lynch Investment Managers, L.P. (MLIM) from 2004 to 2006 and vice president from 1999 to 2004. Mr. Russo has over 12 years experience as a portfolio manager and trader.
Debra L. Jelilian (Since inception/2000)	Director of BlackRock since 2006. Prior to joining BlackRock, she was a director of MLIM from 1999 to 2006. She was a member of the portfolio’s management team at Mercury Advisors (the MLIM Quantitative Index Management Team) since 2000. Ms. Jelilian has 15 years experience in investing and in managing index investments.
Capital Guardian Trust Company
333 South Hope Street, Los Angeles, California 90071
Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo. As of December 31, 2007, Capital Guardian’s total assets under management were approximately $128 billion.

DIVERSIFIED RESEARCH PORTFOLIO
Alan J. Wilson (Since 2005)	Director of The Capital Group Companies, Inc. (Capital) and a president and U.S. research director of Capital International Research, Inc. (CIRI), an affiliate of Capital Guardian. Mr. Wilson also serves as a senior vice president and a director of Capital Guardian. He has been a portfolio manager for CIRI with investment analyst responsibilities, specializing in U.S. energy equipment and construction and engineering for over 5 years. Mr. Wilson joined Capital Guardian in 1991. He has a BS from Massachusetts Institute of Technology and an MBA from Harvard University.
As a research coordinator for the portfolio, Mr. Wilson facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 23 research analysts. The research analysts have an average of 17 years investment experience and an average of 12 years with Capital Guardian or its affiliates.

EQUITY PORTFOLIO
David I. Fisher (Since 2005)	Chairman of the board of Capital Guardian, Mr. Fisher has over 42 years of investment experience, 38 years of which have been with the Capital organization and over 10 years as a portfolio manager. He has a BS from University of California at Berkley and an MBA from University of Missouri.
Jim S. Kang (Since 2005)	Vice president of Capital Guardian, Mr. King has 20 years of investment experience, 19 years of which have been with the Capital organization and over 10 years as a portfolio manager. He has a BS from University of California at Los Angeles and an MBA from Columbia University.
Todd S. James (Since 2006)	Senior vice president of Capital Guardian, Mr. James has 22 years of investment experience, all of which were acquired at Capital Guardian. He has been a portfolio manager for more than 5 years. He has a BS from California State University and an MBA from the University of Southern California.
Alan J. Wilson (Since 2005)	Senior vice president and director of Capital Guardian, Mr. Wilson has 23 years of investment experience 17 years of which have been with the Capital organization and has been a portfolio manager for over 5 years. He has a BS from Massachusetts Institute of Technology and an MBA from Harvard University.
Eric H. Stern (Since 2005)	Director and senior vice president of Capital Guardian, Mr. Stern has 18 years of investment experience 16 years of which have been with the Capital organization, and for more than 5 years has been an investment research analyst for the U.S. and global equity portfolios. He has a BS from University of California at Berkeley and an MBA from Stanford University.

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ABOUT THE PORTFOLIO MANAGERS

Capital Research and Management Company
333 South Hope Street, Los Angeles, California 90071
Capital Research and Management Company (Capital Research), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Funds and other mutual funds, including those in The American Funds Group. Capital Research is a wholly-owned subsidiary of The Capital Group Companies, Inc. As of December 31, 2007, Capital Research’s total assets under management were approximately $1 trillion.

Capital Research manages the American Funds Growth-Income Master Fund and the American Funds Growth Master Fund, which are series of American Funds Insurance Series®, a registered open-end investment company. American Funds is a registered trademark of American Funds Distributors, Inc. Capital Research uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a master fund is divided into segments, which are managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a master fund’s portfolio. All investment decisions are made within the parameters established by the Master Funds’ objective(s) and the policies and oversight of Capital Research.

AMERICAN FUNDS GROWTH-INCOME MASTER FUND
James K. Dunton (Since inception/2005)	Senior vice president of Capital Research Global Investors. Mr. Dunton has been employed in the investment management area of Capital Research or its affiliates for over 46 years, 22 of which he has been a portfolio counselor.
Donald D. O’Neal (Since inception/2005)	Senior vice president of Capital Research Global Investors. Mr. O’Neal has been employed in the investment management area of Capital Research or its affiliates for over 23 years, 14 of which he has been a portfolio counselor.
Claudia P. Huntington (Since inception/2005)	Senior vice president of Capital Research Global Investors. Ms. Huntington has been employed in the investment management area of Capital Research or its affiliates for over 33 years, 12 of which she has been a portfolio counselor.
C. Ross Sappenfield (Since inception/2005)	Senior vice president of Capital Research Global Investors. Mr. Sappenfield has been employed in the investment management area of Capital Research or its affiliates for over 16 years, 7 of which he has been a portfolio counselor.
J. Blair Frank (Since 2006)	Senior vice president of Capital Research Global Investors. Mr. Frank has been employed in the investment management area of Capital Research or its affiliates for over 15 years, 14 of which he has been a portfolio counselor.

AMERICAN FUNDS GROWTH MASTER FUND
Donnalisa Barnum (Since inception/2005)	Senior vice president of Capital World Investors. Ms. Barnum has been employed in the investment management area of Capital Research or its affiliates for over 22 years, 6 of which she has been a portfolio counselor.
Gregg E. Ireland (Since 2006)	Senior vice president of Capital World Investors. Mr. Ireland has been employed in the investment management area of Capital Research or its affiliates for over 36 years, 5 or more of which he has been a portfolio counselor.
Michael T. Kerr (Since 2005)	Senior vice president of Capital World Investors. Mr. Kerr has been employed in the investment management area of Capital Research or its affiliates for over 22 years, 5 or more of which he has been a portfolio counselor.
Ronald B. Morrow (Since inception/2005)	Senior vice president of Capital World Investors. Mr. Morrow has been employed in the investment management area of Capital Research or its affiliates for over 11 years, 3 of which he has been a portfolio counselor and 5 of which he was as an investment analyst.
ClearBridge Advisors, LLC
620 Eighth Avenue, New York, New York 10018
ClearBridge Advisors, LLC (ClearBridge), a wholly-owned subsidiary of Legg Mason, provides investment advisory services to institutional investors and individuals. As of December 31, 2007, ClearBridge’s total assets under management were approximately $101 billion.

LARGE-CAP VALUE PORTFOLIO
Robert Feitler (Since 2004)	Managing director of ClearBridge since 2005 and director of ClearBridge since 2003. From 2000 to 2002, he was a vice president and research analyst. Mr. Feitler has over 15 years of investment experience. He has a BA from Haverford College and an MBA from University of Wisconsin.

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ClearBridge Advisors, LLC (continued)
Dmitry Khaykin (Since 2007)	Director and portfolio manager of ClearBridge since 2007. Mr. Khaykin was sector research analyst of ClearBridge from 2003 to 2007 until assuming his current position. He has over 12 years of investment experience in the management and analysis of U.S. equities. Mr. Khaykin has a BA from New York University and an MBA from the Wharton School at the University of Pennsylvania.
Columbia Management Advisors, LLC
100 Federal Street, Boston, Massachusetts 02110
Columbia Management Advisors, LLC (Columbia Management) is a registered investment adviser and an indirect wholly-owned subsidiary of Bank of America Corporation. Columbia Management, has been an investment adviser since 1969 and provides investment management services or products for mutual funds, insurance products, institutional and individual investors. As of December 31, 2007, Columbia Management’s total assets under management were approximately $370 billion.

TECHNOLOGY PORTFOLIO
Wayne M. Collette, CFA (Since 2005)	Director and portfolio manager of Columbia Management since 2001. He has over 12 years of investment experience.
Goldman Sachs Asset Management, L.P.
32 Old Slip, New York, New York 10005
Goldman Sachs Asset Management, L.P. (Goldman Sachs) is a registered investment adviser and is an affiliate of Goldman, Sachs & Co. Goldman Sachs offers investment solutions to institutions and individuals worldwide. As of December 31, 2007, Goldman Sachs’, including its investment advisory affiliates, total assets under management were approximately $763 billion.

SHORT DURATION BOND PORTFOLIO
Jonathan A. Beinner (Since inception/2003)	Managing director, chief investment officer and portfolio manager of Goldman Sachs since 1992. Mr. Beinner has over 19 years of investment experience. He has two BS degrees from The University of Pennsylvania.
James B. Clark (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 1994. Mr. Clark has over 14 years of investment experience. He has a BA from Kenyon College and an MBA from University of Chicago.
Thomas J. Kenny, CFA (Since 2007)	Managing director, co-head of Goldman Sachs’ U.S. and global fixed income teams of Goldman Sachs since 2002 and senior portfolio manager at Goldman Sachs since 1999. Mr. Kenny has over 22 years of investment experience. He has an MS from Golden Gate University and a BA from University of California, Santa Barbara.
James McCarthy (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 1995. Mr. McCarthy has over 21 years of industry experience. He has a BA from Rutgers University.
Christopher Sullivan (Since inception/2003)	Managing director and portfolio manager of Goldman Sachs since 2001. Mr. Sullivan has over 19 years of investment experience. He has a BA from University of Chicago and an MA from University of California at Los Angeles.
Highland Capital Management, L.P.
13455 Noel Road, Suite 800, Dallas, Texas 75240
Organized in March 1993, Highland Capital Management, L.P. (Highland Capital) is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland Capital manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations and individuals. As of December 31, 2007, Highland Capital’s total assets under management were approximately $39 billion.

FLOATING RATE LOAN PORTFOLIO
Mark Okada, CFA (Since inception/2007)	Chief investment officer and co-founder of Highland Capital since 1993. Mr. Okada is responsible for overseeing Highland Capital’s investment activities for its various funds; has over 20 years of investment experience in the leveraged finance market. He has a BA from University of California at Los Angeles.
R. Joseph Dougherty, CFA, CPA (Since inception/2007)	Senior vice president and portfolio manager of Highland Capital since 2000. Mr. Dougherty also serves as director of Highland Capital’s NYSE-listed funds and 1940 Act registered funds. He has over 10 years of investment experience and has been a portfolio manager for over 6 years. He has a BS from Villanova University and an MBA from Southern Methodist University.

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ABOUT THE PORTFOLIO MANAGERS

Highland Capital Management, L.P. (continued)
Brad Borud (Since 2008)	Partner, senior trader and chief investment officer of Highland Capital. Mr. Borud joined Highland Capital in 1996 as a portfolio analyst and has been a portfolio manager since 1998. He has over 14 years of investment experience and he has a BS from Indiana University.
J.P. Morgan Investment Management, Inc.
245 Park Avenue, New York, NY 10167
J.P. Morgan Investment Management, Inc. (JP Morgan) is an indirect, wholly-owned subsidiary of JP Morgan Chase & Co., a publicly held bank holding company. JP Morgan provides investment advisory services to institutional investors and individuals. As of December 31, 2007, JP Morgan’s, including all advisory affiliates, total assets under management were approximately $1 trillion.

DIVERSIFIED BOND PORTFOLIO
Timothy N. Neumann, CFA (Since inception/2006)	Managing director and head of portfolio management of JP Morgan’s New York Fixed Income group since 2005. Mr. Neumann was lead portfolio manager of JP Morgan’s core investment grade strategies since 1997. Mr. Neumann has over 20 years of investment experience and has been in the fixed income asset management business since 1986. He has a BS from University of Nebraska.

LONG/ SHORT LARGE-CAP PORTFOLIO
Thomas Luddy, CFA (Since inception/2008)	Managing director and portfolio manager of JP Morgan’s U.S. equity group since 1982 and co-portfolio manager of the JP Morgan large-cap core 130/30 strategy since 2004 (inception). Mr. Luddy has over 31 years of investment experience. He has a BS from St. Peter’s College and an MBA from The Wharton School of the University of Pennsylvania.
Susan Bao, CFA (Since inception/2008)	Vice president and co-portfolio manager of JP Morgan’s US equity group since 2002 and co-portfolio manager of the JP Morgan large-cap core 130/30 strategy since 2004 (inception). Ms. Bao has over 10 years of investment experience. She has BA in finance from New York University’s Stern School of Business and a BS from Centenary College.
Janus Capital Management LLC
151 Detroit Street, Denver, Colorado 80206
Janus Capital Management LLC (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2007, JCGI’s total assets under management were approximately $207 billion.

GROWTH LT PORTFOLIO
Jonathan D. Coleman, CFA (Since 2007)	Co-chief investment officer and executive vice president of Janus and co- portfolio manager of the Janus retail equivalent since 2007. Mr. Coleman has been portfolio manager for other Janus advised mutual funds since 1997. Mr. Coleman has over 14 years of investment experience and a BA from Williams College.
Mr. Coleman, as lead portfolio manager, has the authority to exercise final decision-making on the overall portfolio.
Daniel Riff (Since 2007)	Co-portfolio manager for the Janus retail equivalent since 2007 and manages other Janus advised mutual funds. Mr. Riff joined Janus in 2003 as an equity research analyst. He has over 3 years of investment experience. He has a BA from Williams College and an MBA from The Wharton School at The University of Pennsylvania.

FOCUSED 30 PORTFOLIO
Ron Sachs, CFA (Since inception/2000)	Portfolio manager of the Janus retail equivalent since 2000 and is a portfolio manager of other Janus accounts for more than 7 years. Mr. Sachs also manages private accounts with a similar aggressive growth strategy. He has over 10 years of investment experience. He has a BA from Princeton University and a JD from University of Michigan.

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Jennison Associates LLC
466 Lexington Avenue, New York, New York 10017
Jennison Associates LLC (Jennison) was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison is organized under the laws of Delaware as a single member limited liability company and is an indirectly, wholly-owned subsidiary of Prudential Financial Inc. As of December 31, 2007, Jennison’s total assets under management were approximately $86 billion.

HEALTH SCIENCES PORTFOLIO
David Chan, CFA (Since 2005)	Managing director and portfolio manager of Jennison since 1999. Mr. Chan has over 19 years of investment experience. He has a BA from Harvard University and an MBA from Columbia University.
Mr. Chan generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.
Michael A. Del Balso (Since 2005)	Managing director and portfolio manager of Jennison since 1999. Mr. Del Balso has over 39 years of investment experience. He has a BS from Yale University and an MBA from Columbia University.
Lazard Asset Management LLC
30 Rockefeller Plaza, New York, New York 10112
Lazard Asset Management LLC (Lazard), is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC (LF & Co.), a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd, which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. These interests are held by public stockholders as well as by current and former managing directors of Lazard Group LLC. Lazard and its affiliates provide investment management services to client discretionary accounts. As of December 31, 2007, Lazard’s, including its affiliates, total assets under management were approximately $127 billion. Lazard’s team of 139 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

LF & Co. originated as a partnership in 1848 and became one of the first global investment banks. Today, LF & Co., directly or through affiliates, provides financial advisory services to both institutional and private clients regarding investment banking, corporate finance, alternative investments and real estate finance. LF & Co. established Lazard as its investment management division and was registered with the Securities and Exchange Commission as an investment advisor on May 1, 1970. Lazard, an indirect subsidiary of Lazard Ltd., is known for its global perspective on investing and years of experience in both U.S. and non-U.S. portfolios. The firm offers investors an array of equity, fixed income, and alternative investment products.

MID-CAP EQUITY PORTFOLIO
Andrew D. Lacey (Since 2001)	Deputy chairman and portfolio manager of Lazard since 1996. Mr. Lacey has over 12 years of investment experience. As deputy chairman, he is ultimately responsible for overseeing this portfolio. He has a BA from Wesleyan University and an MBA from Columbia University.
Christopher H. Blake (Since 2001)	Managing director and portfolio manager of Lazard since 2002. Mr. Blake has over 10 years of investment experience. He joined Lazard in 1995 and has a BSBA from University of Denver.
Gary Buesser, CFA (Since 2003)	Director of Lazard since 2007 and portfolio manager of Lazard since 2000 and senior vice president from 2002 to 2006. Mr. Buesser has over 24 years of investment experience. He has a BS from St. Peter’s College and an MBA from William and Mary College.
Robert A. Failla, CFA (Since 2005)	Director, portfolio manager/analyst of Lazard’s U.S. mid-cap equity, strategic equity, strategic equity concentrated and global equity portfolio teams since 2003. Mr. Failla has over 15 years of investment experience. He has a BA from Harvard University and an MBA from New York University’s Stern School of Business.

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ABOUT THE PORTFOLIO MANAGERS

Loomis, Sayles & Company, L.P.
One Financial Center, Boston, Massachusetts 02111
Loomis, Sayles & Company, L.P. (Loomis Sayles) is a subsidiary of Natixis Global Asset Management, L.P. (Natixis). Loomis Sayles was founded in 1926 and is one of America’s oldest investment advisory firms. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. As of December 31, 2007, Loomis Sayles’ total assets under management were approximately $130 billion.

LARGE-CAP GROWTH PORTFOLIO
Mark B. Baribeau, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1990. Mr. Baribeau has 22 years of investment experience. He has an MA from the University of Maryland and a BA from University of Vermont.
Pamela N. Czekanski, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1995. Ms. Czekanski has 24 years of investment experience. She has a BA from Middlebury College.
Richard D. Skaggs, CFA (Since 2006)	Vice president of Loomis Sayles and co-manager of Loomis Sayles since 1994. Mr. Skaggs has 22 years of investment experience. He has a BS and an MSM from Oakland University.
MFS Investment Management
500 Boylston Street, Boston, Massachusetts 02116
Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. MFS is a subsidiary of SunLife of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of December 31, 2007, MFS’ total assets under management were approximately $198 billion.

INTERNATIONAL LARGE-CAP PORTFOLIO
David R. Mannheim (Since 2004)	Investment officer and portfolio manager of MFS since 1992. Mr. Mannheim has over 24 years of investment experience. He has a BA from Amherst College and an MSM from the Massachusetts Institute of Technology.
Marcus L. Smith (Since 2004)	Investment officer and portfolio manager of MFS since 2001. Mr. Smith has over 12 years of investment experience, a BS from Mount Union College and an MBA from The University of Pennsylvania.
NFJ Investment Group L.P.
2100 Ross Avenue, Suite 700, Dallas, Texas 75201
NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (AGI LP). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, NFJ’s total assets under management were approximately $39 billion.

SMALL-CAP VALUE PORTFOLIO
Benno J. Fischer, CFA (Since inception/2003)	Managing director of NFJ since 1989 and founding partner of NFJ. Mr. Fischer has over 34 years experience in portfolio management, investment analysis and research. He has a BA and a JD from Oklahoma University and an MBA from New York University.
Paul A. Magnuson (Since inception/2003)	Managing director of NFJ since 2003 and portfolio manager of NFJ since 1992. Mr. Magnuson was promoted to principal in 1997. He has over 22 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.
R. Burns McKinney, CFA (Since 2006)	Portfolio manager of NFJ since 2006 and was senior investment analyst until he was promoted to his current position. Mr. McKinney has over 11 years of experience in portfolio management, equity research and financial analysis. Before joining NFJ in 2006, he was employed as an equity analyst for Evergreen Investments covering the energy sector for more than 5 years. He has a BA from Dartmouth College and a MBA from The Wharton School at The University of Pennsylvania.

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OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street, New York, New York 10281
OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the U.S. and has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. As of December 31, 2007, Oppenheimer’s total assets under management were approximately $260 billion.

MULTI STRATEGY PORTFOLIO
Emmanuel Ferreira (Since 2003)	Vice president of Oppenheimer and member of the multi strategy management team of Oppenheimer since 2003. Mr. Ferreira joined Oppenheimer in 2003 as a portfolio manager.
Angelo Manioudakis (Since 2003)	Senior vice president of Oppenheimer and member of the multi strategy management of Oppenheimer team since 2003. Mr. Manioudakis has been a portfolio manager at Oppenheimer since 2002.
The equity component of the portfolio is managed by Mr. Ferreira and the fixed income component of the portfolio is managed by Mr. Manioudakis, who is supported by a team of portfolio managers.

MAIN STREET CORE PORTFOLIO
Nikolaos D. Monoyios, CFA (Since inception/2003)	Senior vice president and member of the portfolio management team of Oppenheimer since 2003. Mr. Monoyios has been a portfolio manager at Oppenheimer since 1998. He has over 25 years of investment experience.
Marc R. Reinganum (Since 2003)	Vice president of Oppenheimer since 2002 and member of the portfolio’s management team since 2003. Mr. Reinganum is also director of quantitative research and portfolio strategist for equities at Oppenheimer. He has over 5 years of investment experience.

EMERGING MARKETS PORTFOLIO
Justin M. Leverenz, CFA (Since 2007)	Vice president, portfolio manager and senior analyst of Oppenheimer’s global fund and international equity team since 2004. Prior to joining Oppenheimer, Mr. Leverenz was head of research for Goldman Sachs in Taiwan and head of Asian technology research pan-Asia from 2002 to 2004. He has over 15 years of investment management and research experience. He has an MA and a BA from University of California, San Diego.
Pacific Asset Management
700 Newport Center Drive, Newport Beach, California 92660
Pacific Life Fund Advisors LLC (PLFA) is the investment adviser to the Pacific Select Fund. PLFA does business under the name “Pacific Asset Management” (PAM) and manages the Money Market and High Yield Bond Portfolios under the PAM name. PLFA is a limited liability company and wholly-owned subsidiary of Pacific Life.

MONEY MARKET PORTFOLIO
Brendan L. Collins, CFA (Since 1998)	Portfolio manager of PAM since 2007 and portfolio manager of Pacific Life since 1998. He joined Pacific Life in 1996 and has over 11 years of investment experience. Mr. Collins is responsible for managing short-term investments, long-term general account assets of Pacific Life and making structured credit investments. Prior to joining Pacific Life, he spent 5 years with Pacific Investment Management Company LLC in their mortgage and operations area. He has a BA from California State University, Fullerton.
Brian M. Robertson, CFA (Since 2008)	Portfolio manager of PAM since 2007 and joined Pacific Life in 2000. Mr. Robertson has the responsibility of co-managing the portfolio since 2008 and provides research and analysis of investments in the forest product, metals and mining, industrials, and homebuilding sectors. Prior to joining PAM, he was a former member of Pacific Life’s credit research team and was responsible for fixed income analysis and leveraged loan credit analysis. He has a BA from University of Michigan.

79

ABOUT THE PORTFOLIO MANAGERS

Pacific Asset Management (continued)
HIGH YIELD BOND PORTFOLIO
Michael Long (Since 1998)	Lead portfolio manager of PAM since 2007 and lead portfolio manager and assistant vice president of Pacific Life since 1998. Mr. Long joined Pacific Life in 1994 as an investment analyst. Mr. Long has over 22 years experience in the financial and securities industry, including 6 years in investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern Annuity prior to joining Pacific Life. He received a BA from University of California, Davis and an MBA from Pepperdine University.

As the lead manager, Mr. Long generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio constructions techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Long may perform these functions, and the nature of these functions, may change from time to time.
Jason R. Rosiak (Since 2008)	Senior managing director and portfolio manager of PAM since 2007. Mr. Rosiak has responsibility for overseeing PAM’s portfolio management activities, including high yield bonds, leveraged loans, and structured products. Prior to joining PAM, He held senior positions at UBS Investment Bank from 2006 to 2007 and PIMCO from 1996 to 2005. While at PIMCO, he served as a leveraged loan portfolio manager and head of high yield trading. He has over 15 years of investment experience. He has a BA from University of California, Los Angeles and an MBA from University of Southern California.
Pacific Investment Management Company LLC
840 Newport Center Drive, Newport Beach, California 92660
Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has more than 700 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. As of December 31, 2007, PIMCO’s total assets under management were approximately $746 billion.

William H. Gross, a founding partner of PIMCO in 1971, heads PIMCO’s investment committee which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO. In his role as chief investment officer, he oversees the entire portfolio management team and has ultimate responsibility of all of PIMCO’s fixed-income portfolios.

MANAGED BOND PORTFOLIO
William H. Gross (Since 2008)	Chief investment officer of PIMCO since 2002 and managing director of PIMCO since 1982. Mr. Gross has over 39 years of investment experience, 37 of which were acquired at PIMCO. He has a BA from Duke University and an MBA from UCLA Graduate School of Business.

Mr. Gross assumed direct responsibility of the portfolio in May 2008 and has been generalist portfolio manager of PIMCO’s Total Return Bond Fund since 1987.

INFLATION MANAGED PORTFOLIO
Mihir P. Worah (Since 2008)	Executive vice president and portfolio manager of PIMCO since 2003. Mr. Worah has over 8 years investment experience. He has a BS from Lafayette College and a Ph.D. from University of Chicago.
Van Kampen
522 Fifth Avenue, New York, New York 10036
Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to Pacific Select Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that engages in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo. As of December 31, 2007, Van Kampen’s, including its affiliated asset management companies, total assets under management were approximately $589 billion.

COMSTOCK PORTFOLIO	This portfolio is managed by Van Kampen’s Multi-Cap Value Team.
B. Robert Baker, Jr. (Since inception/2003)	Managing director and portfolio manager of Van Kampen since 1994. Mr. Baker has over 28 years of investment experience. He has a BA from Westminster College and an MBA from University of North Texas.
As the lead portfolio manager, Mr. Baker has ultimate responsibility for the strategy and is the final arbiter on decisions.

80

Van Kampen (continued)
Kevin C. Holt (Since 2003)	Managing director and portfolio manager of Van Kampen since 1999. Mr. Holt has over 18 years of investment experience. He has a BA from University of Iowa and an MBA from University of Chicago.
Jason S. Leder (Since inception/2003)	Managing director and portfolio manager of Van Kampen since 2000. Mr. Leder joined Van Kampen in 1995 and has over 18 years of investment experience. He has a BA from The University of Texas at Austin and an MBA from Columbia University.
Devin Armstrong, CFA (Since 2007)	Vice president and portfolio manager of Van Kampen since 2003. Mr. Armstrong has over 9 years of investment experience. He has a BS from the University of Illinois and an MBA from Columbia University.
James Warwick (Since 2007)	Executive director and portfolio manager of Van Kampen since 2002. Mr. Warwick has over 15 years of investment experience. He has a BBA from Stephen F. Austin State University and an MBA from University of Houston.

MID-CAP GROWTH PORTFOLIO	This portfolio is managed by Van Kampen’s U.S. Growth Team.
Dennis P. Lynch (Since 2003)	Managing director and portfolio manager of Van Kampen since 1998. Mr. Lynch has over 13 years of investment experience. He has a BA from Hamilton College and an MBA from Columbia University.
David S. Cohen (Since 2003)	Managing director and portfolio manager of Van Kampen since 1993. Mr. Cohen has over 21 years of investment experience. He has a BS from Pace University.
Sam Chainani (Since 2004)	Managing director and portfolio manager of Van Kampen since 2004. Mr. Chainani has been a strategy specialist at Van Kampen from 1996 to 2003. He has over 12 years of investment experience. He has a BS from Binghamton University.
Alexander Norton (Since 2005)	Executive director and portfolio manager of Van Kampen since 2005. Mr. Norton has been a strategy specialist at Van Kampen since 2000. He has over 13 years of investment experience. He has a BS from The University of Pennsylvania and an MBA from Columbia University.
Jason Yeung, CFA (Since 2008)	Executive director and portfolio manager of Van Kampen since 2007 and research analyst and member of the U.S. Research Group from 2002 to 2004. Mr. Yeung has over 11 years of investment experience. He has a BA from Johns Hopkins University and a MA from the University of Cambridge.

REAL ESTATE PORTFOLIO	The portfolio is managed by Van Kampen’s Real Estate Team.
Theodore R. Bigman (Since inception/1999)	Managing director and lead portfolio manager of Van Kampen’s real estate portfolio since 1999. Mr. Bigman has over 20 years of investment experience. He has a BA from Brandeis University and an MBA from Harvard Business School.
The Real Estate Team determines the investment strategy, establishes asset-allocation frameworks, and directs the implementation of investment strategy. Each member of the team is responsible for a specific component of the investment process, including coverage of certain real estate sectors.
Vaughan Nelson Investment Management, L.P.
600 Travis Street, Suite 6300, Houston, Texas 77002
Vaughan Nelson Investment Management, L.P. (Vaughan Nelson) was originally founded in 1970. Vaughan Nelson is a registered investment adviser and investment counseling firm focusing on management of equity and fixed income portfolios. Vaughan Nelson provides investment services to foundations, endowments, institutions, corporate pension funds, mutual funds and families/individuals. Vaughan Nelson is one of 14 principal subsidiaries or affiliated asset management firms within Natixis Global Asset Management, L.P. (Natixis). As with all firms under the ownership of Natixis, Vaughan Nelson provides investment management services independently with their own research, investment teams and trading. As of December 31, 2007, Vaughan Nelson’s total assets were approximately $8 billion in assets under management.

SMALL-CAP EQUITY PORTFOLIO
Chris D. Wallis, CFA (Since 2005)	Senior portfolio manager of Vaughan Nelson since 2003. Mr. Wallis has over 16 years of investment experience. He has been lead manager for over 7 years. Mr. Wallis has a BBA from Baylor University and an MBA from Harvard Business School.
Scott J. Weber, CFA (Since 2005)	Portfolio manager of Vaughan Nelson since 2004 and member of portfolio management of Vaughan Nelson since 2003. Mr. Weber has over 11 years of investment experience. He has a BS from University of the South and an MBA from Tulane University.

81

PERFORMANCE OF COMPARABLE ACCOUNTS
ABOUT THE COMPARABLE ACCOUNT PRESENTATIONS
Generally, when there is a change in portfolio manager, a comparable account presentation for the new portfolio manager is shown in the prospectus for one year. When a portfolio is added, a comparable account presentation is generally shown in the prospectus for two years after the addition. Performance of comparable accounts shows you how a substantially similar account (or composite of substantially similar accounts) managed by the applicable manager has performed in the past over a longer period of time. It does not show you how the portfolio that is available in Pacific Select Fund has performed or will perform. Presentations relating to the portfolio managers are provided because it is the portfolio manager that makes all investment decisions relating to the portfolio or portion of the portfolio that they manage.
When showing comparable performance using a composite, the manager includes all of its accounts with substantially similar goals (objectives), policies and strategies (unless otherwise noted in the presentation) except that the manager may exclude accounts that are too small, have too short an investment time horizon to accurately reflect the manager’s performance or do not meet other established criteria for the published composite. The managers shown have each represented, if applicable, that excluding or omitting any substantially similar account from the composites, individually or in the aggregate, would not cause the performance presentation to differ materially from a presentation that does include them. Since the fund does not charge a sales load, the composites do not reflect the deduction of a sales load.
Composite results are asset weighted and calculated monthly. Quarterly and annual composite performance figures are computed by linking monthly returns. Monthly market values include income accruals.
Performance and expense information for certain accounts within a composite may be provided to the respective portfolio manager from a sponsor or administrator for such accounts and as such are not within the control of and have not been independently verified by the respective portfolio manager. Performance information has been provided by the applicable manager and is not within the control of PLFA. None of the performance or expense information regarding comparable accounts or composites has been independently verified by PLFA.

82

ANALYTIC INVESTORS, LLC
The chart below does not show you the performance of the Long/ Short Large-Cap Portfolio — it shows the performance of similar accounts managed by Analytic Investors.
This portfolio has no calendar year, historical performance to report because it started on May 1, 2008. The chart shows the historical performance of a composite of accounts managed by Analytic Investors (the “Composite”) which have investment objectives, policies and strategies that are substantially similar to those of the portion of the Long/ Short Large-Cap Portfolio managed by Analytic Investors. As of December 31, 2007, the Composite consisted of 5 advisory accounts, including a portion of 1 mutual fund.
The performance shows the historical track record of the portfolio manager and is not intended to imply how the Long/ Short Large-Cap Portfolio will perform. Total returns represent past performance of the Composite and not the Long/ Short Large-Cap Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
Annual total returns/ Average annual total returns for the periods ending December 31, 2007

	Composite of Comparable	S&P 500
Year/Period	Accounts (%) [1]	Index (%) [2]

2007	9.84	5.49
2006	14.60	15.78
2005	8.31	4.91
2004	11.32	10.87
2003	29.08	28.67
2002 [3]	(10.23)	(10.30)

1 year	9.84	5.49
3 years	10.88	8.61
5 years	14.40	12.82
Since inception [3]	10.81	9.42

[1]	This column shows the performance of the Composite after the highest advisory fee charged for all advisory accounts have been deducted from gross performance and reflects transaction costs for all accounts in the Composite. The mutual fund account also reflects deductions for custody and other expenses normally charged to mutual funds (net of any waivers and reimbursements). The other accounts do not reflect deductions for custody and other expenses normally paid by mutual funds. If such expenses were included, returns would be lower. The Long/ Short Large-Cap Portfolio’s fees and expenses may be higher than those reflected in this Composite which would reduce performance. Accounts in the Composite, other than the mutual fund, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance.

[2]	The S&P 500 Index is an index of stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]	The inception date of the Composite was July 1, 2002. Total returns and expenses are not annualized for periods less than one year.

83

PERFORMANCE OF COMPARABLE ACCOUNTS
J.P. MORGAN INVESTMENT MANAGEMENT, INC.
The chart below does not show you the performance of the Long/ Short Large-Cap Portfolio — it shows the performance of similar accounts managed by JP Morgan.
This portfolio has no calendar year, historical performance to report because it started on May 1, 2008. The chart shows the historical performance of a composite of accounts managed by JP Morgan (the “Composite”) which have investment objectives, policies and strategies that are substantially similar to those of the portion of the Long/ Short Large-Cap Portfolio managed by JP Morgan. As of December 31, 2007, the Composite consisted of 5 fund vehicles: a U.S. mutual fund, a Luxembourg fund, a U.S. unregistered fund, a U.S. commingled pension trust fund and a Canadian fund.
The performance shows the historical track record of the portfolio manager and is not intended to imply how the Long/ Short Large-Cap Portfolio will perform. Total returns represent past performance of the Composite and not the Long/ Short Large-Cap Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
Annual total returns/ Average annual total returns for the periods ending December 31, 2007

	Composite of Comparable	S&P 500
Year/Period	Accounts (%) [1]	Index (%) [2]

2007	14.09	5.49
2006	22.15	15.78
2005	5.06	4.91
2004 [3]	8.27	7.19

1 year	14.09	5.49
3 years	13.55	8.61
Since inception [3]	14.07	9.50

[1]	This column shows performance of the Composite after the deduction of: (i) actual advisory fees, custody and other types of expenses normally charged to U.S. mutual funds (net of any waivers and reimbursements) from the gross returns of the U.S. mutual fund, Luxembourg fund and U.S. unregistered fund; (ii) the highest investment advisory fee charged by JP Morgan for this strategy, custody and the other types of expenses normally charged to U.S. mutual funds from the gross returns of the Canadian fund; and (iii) the highest investment advisory fee charged by JP Morgan for this strategy from the gross returns of the U.S. commingled pension trust fund. The performance of the commingled pension trust fund does not reflect deductions for custody and other types of expenses normally paid by U.S. mutual funds. If such expenses were included, returns would be lower. The Composite’s returns reflect transaction costs for all accounts in the Composite. The Long/ Short Large-Cap Portfolio’s fees and expenses may be higher than those reflected in the Composite which would reduce performance. Accounts in the Composite other than the U.S. mutual fund were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected performance.

[2]	The S&P 500 Index is an index of stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]	The inception date of the Composite was July 1, 2004. Total returns and expenses are not annualized for periods less than one year.

84

HIGHLAND CAPITAL MANAGEMENT, L.P.
The chart below does not show you the performance of the Floating Rate Loan Portfolio — it shows the performance of similar account managed by Highland Capital.
This portfolio has no calendar year, historical performance to report because it started on May 1, 2007. The chart shows the historical performance of another mutual fund managed by Highland Capital (Comparable Account). The Comparable Account has investment objectives, policies and strategies that are substantially similar to those of the Floating Rate Loan Portfolio. The Comparable Account is a continuously offered, closed-end (interval) fund.
The performance shows the historical track record of the portfolio manager and is not intended to imply how the Floating Rate Loan Portfolio has performed or will perform. Total returns represent past performance of the Comparable Account and not the Floating Rate Loan Portfolio. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy and would be lower if they did.
Annual total returns/ Average annual total returns for the periods ending December 31, 2007

	Comparable	Credit Suisse
	Account	Leveraged Loan
Year/Period	(%) [1]	Index (%) [2]

2007	0.78	1.88
2006	9.87	7.33
2005	6.20	5.69
2004[3]	3.50	3.29

1 year	0.78	1.88
3 years	5.55	4.94
Since inception[3]	5.44	4.95

[1]	This column shows performance after actual advisory fees and other expenses normally charged to mutual funds have been deducted (net of any waivers or reimbursements); and reflects transaction costs for the Comparable Account. The Floating Rate Loan Portfolio’s fees and expenses may be higher than those reflected in this Comparable Account which would reduce performance.

[2]	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. Dollar denominated leveraged loan market. The total return is equal to the change in price plus the coupon return.

[3]	Highland Capital began managing the Comparable Account on April 15, 2004 which is shown above as the inception date. Total returns and expenses are not annualized for periods less than one year. Prior to April 15, 2004, the Comparable Account was managed by a different portfolio manager. Performance of the Credit Suisse Leveraged Loan index begins at the closest month end (April 30, 2004).

85

FINANCIAL HIGHLIGHTS
The financial highlights table is designed to help you understand how the fund’s portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions were reinvested. Because the Long/Short Large-Cap Portfolio commenced operations as of the date of this prospectus, financial highlights are not available for this portfolio.
The information in the financial highlights tables for each of the periods presented is included and can be read in conjunction with the fund’s financial statements and related notes, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report along with the fund’s financial statements and related notes, are included in the fund’s annual report dated as of December 31, 2007. To find out how you can obtain a copy of the annual report, please refer to the WHERE TO GO FOR MORE INFORMATION section on the back cover of this prospectus. For information regarding the Master Funds’ independent registered public accountants, please consult the Master Funds’ statement of additional information, which is available upon request.

86

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities						Ratios/Supplemental Data

												Ratios of	Ratios of
											Ratios of	Expenses	Net
											Expenses	Before	Investment
For			Net				Net				After	Expense	Income
the	Net Asset		Realized				Asset				Expense	Reductions	(Loss)
Year	Value,	Net	and				Value,			Net Assets,	Reductions	to	to
or	Beginning	Investment	Unrealized	Total from			End of			End of Year or	to Average	Average	Average		Portfolio
Period	of Year	Income	Gain	Investment	Total		Year or	Total		Period	Net	Net	Net		Turnover
Ended	or Period	(Loss)	(Loss)	Operations	Distributions		Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

Small-Cap Growth (4)
2007 (5)	$11.56	($0.02)	$1.76	$1.74	$—		$13.30	15.10%		$839,451	0.83%	0.83%	(0.14%	)	133.93%
2006 (5)	11.03	0.02	0.54	0.56	(0.03	)(6)	11.56	5.07%		479,758	0.83%	0.84%	0.19%		48.14%
2005 (5)	10.77	0.03	0.25	0.28	(0.02)		11.03	2.66%		577,340	0.84%	0.84%	0.27%		113.17%
2004	9.11	0.07	1.66	1.73	(0.07)		10.77	18.94%		272,533	0.86%	0.93%	0.62%		84.70%
2003	6.87	0.04	2.24	2.28	(0.04)		9.11	33.14%		303,500	0.86%	0.98%	0.47%		183.00%

International Value
2007 (5)	$19.71	$0.41	$0.92	$1.33	($2.70)		$18.34	6.24%		$3,974,424	0.88%	0.88%	2.07%		18.46%
2006 (5)	15.91	0.37	3.72	4.09	(0.29)		19.71	25.69%		2,827,040	0.91%	0.91%	2.07%		107.15%
2005 (5)	14.82	0.30	1.09	1.39	(0.30)		15.91	9.43%		2,013,241	0.92%	0.92%	1.97%		26.10%
2004	12.92	0.22	1.90	2.12	(0.22)		14.82	16.42%		2,105,462	0.93%	0.93%	1.77%		8.46%
2003	10.27	0.16	2.68	2.84	(0.19)		12.92	27.71%		1,593,347	0.93%	0.95%	1.79%		12.76%

International Small-Cap
2007 (5)	$10.30	$0.14	$0.35	$0.49	($0.12)		$10.67	4.73%		$1,050,457	1.09%	1.09%	1.27%		98.03%
05/01/2006- 12/31/2006 (5)	10.00	0.04	0.27	0.31	(0.01)		10.30	3.11%		754,823	1.12%	1.13%	0.68%		51.08%

Equity Index
2007 (5)	$32.59	$0.60	$1.11	$1.71	($0.65)		$33.65	5.23%		$2,123,411	0.27%	0.27%	1.76%		5.19%
2006 (5)	29.56	0.53	4.01	4.54	(1.51)		32.59	15.52%		2,405,696	0.28%	0.28%	1.70%		5.56%
2005 (5)	28.78	0.46	0.87	1.33	(0.55)		29.56	4.67%		2,236,486	0.28%	0.29%	1.60%		8.71%
2004	26.46	0.48	2.32	2.80	(0.48)		28.78	10.58%		1,723,653	0.29%	0.29%	1.72%		5.64%
2003	20.91	0.36	5.55	5.91	(0.36)		26.46	28.29%		1,641,092	0.30%	0.30%	1.49%		1.00%

Small-Cap Index
2007 (5)	$14.13	$0.21	($0.49)	($0.28)	($0.19)		$13.66	(2.02%	)	$1,542,179	0.52%	0.52%	1.46%		16.96%
2006 (5)	14.29	0.17	2.39	2.56	(2.72)		14.13	17.79%		1,160,799	0.53%	0.53%	1.06%		17.47%
2005 (5)	13.76	0.11	0.49	0.60	(0.07)		14.29	4.38%		1,368,115	0.54%	0.54%	0.81%		21.52%
2004	11.75	0.07	2.02	2.09	(0.08)		13.76	17.76%		1,377,562	0.55%	0.55%	0.75%		25.15%
2003	8.06	0.06	3.69	3.75	(0.06)		11.75	46.53%		645,568	0.55%	0.56%	0.80%		19.09%

Diversified Research
2007 (5)	$13.44	$0.10	$0.06	$0.16	($0.10)		$13.50	1.19%		$1,518,700	0.89%	0.89%	0.72%		44.56%
2006 (5)	12.35	0.09	1.38	1.47	(0.38)		13.44	11.97%		1,659,020	0.93%	0.93%	0.69%		25.19%
2005 (5)	11.78	0.06	0.56	0.62	(0.05)		12.35	5.24%		1,165,504	0.93%	0.93%	0.55%		22.83%
2004	10.65	0.06	1.14	1.20	(0.07)		11.78	11.20%		581,875	0.95%	0.95%	0.65%		21.17%
2003	8.06	0.03	2.59	2.62	(0.03)		10.65	32.63%		400,630	0.96%	0.99%	0.38%		23.56%

Equity
2007 (5)	$20.90	$0.05	$1.26	$1.31	($0.05)		$22.16	6.27%		$261,673	0.67%	0.67%	0.24%		35.84%
2006 (5)	19.31	0.06	1.61	1.67	(0.08	)(6)	20.90	8.65%		266,005	0.68%	0.69%	0.30%		31.61%
2005 (5)	18.17	0.04	1.15	1.19	(0.05)		19.31	6.53%		313,128	0.70%	0.70%	0.20%		169.07%
2004	17.42	0.14	0.75	0.89	(0.14)		18.17	5.14%		360,662	0.70%	0.73%	0.71%		61.69%
2003	14.06	0.04	3.38	3.42	(0.06)		17.42	24.33%		424,708	0.71%	0.75%	0.33%		61.86%

American Funds Growth-Income (7)
2007 (5)	$12.07	$0.17	$0.39	$0.56	($0.16)		$12.47	4.66%		$2,072,241	0.54%	0.95%	1.36%		2.21%
2006 (5)	10.88	0.17	1.44	1.61	(0.42)		12.07	14.77%		1,589,151	0.38%	0.97%	1.49%		0.89%
05/02/2005- 12/31/2005 (5)	10.00	0.13	0.86	0.99	(0.11)		10.88	9.85%		783,865	0.39%	0.98%	1.83%		1.47%

American Funds Growth (7)
2007 (5)	$12.92	$0.06	$1.48	$1.54	($0.06)		$14.40	11.93%		$1,558,464	0.53%	0.96%	0.44%		27.54%
2006 (5)	11.92	0.06	1.11	1.17	(0.17)		12.92	9.81%		1,648,035	0.38%	0.97%	0.52%		2.48%
05/02/2005- 12/31/2005 (5)	10.00	0.05	1.91	1.96	(0.04)		11.92	19.67%		1,084,892	0.39%	0.98%	0.73%		1.61%

See explanation of references on 91
87

FINANCIAL HIGHLIGHTS
PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities							Ratios/Supplemental Data

												Ratios of
											Ratios of	Expenses	Ratios of
											Expenses	Before	Net
			Net					Net			After	Expense	Investment
	Net Asset		Realized					Asset			Expense	Reductions	Income
	Value,	Net	and					Value,		Net Assets,	Reductions	to	(Loss) to
	Beginning	Investment	Unrealized		Total from			End of		End of Year or	to Average	Average	Average		Portfolio
For the Year or	of Year	Income	Gain		Investment	Total		Year or	Total	Period (in	Net	Net	Net		Turnover
Period Ended	or Period	(Loss)	(Loss)		Operations	Distributions		Period	Returns (1)	thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

Large-Cap Value
2007 (5)	$13.89	$0.19	$0.30		$0.49	($0.17)		$14.21	3.54%	$3,057,065	0.83%	0.83%	1.28%		19.19%
2006 (5)	13.22	0.17	2.06		2.23	(1.56)		13.89	17.58%	2,583,466	0.88%	0.88%	1.27%		28.83%
2005	12.62	0.18	0.59		0.77	(0.17)		13.22	6.16%	1,898,228	0.89%	0.89%	1.21%		65.04%
2004	11.62	0.15	1.00		1.15	(0.15)		12.62	9.93%	2,759,827	0.89%	0.90%	1.46%		34.94%
2003	8.95	0.11	2.68		2.79	(0.12)		11.62	31.24%	1,839,283	0.89%	0.91%	1.36%		32.61%

Technology
2007 (5)	$6.23	$0.01	$1.43		$1.44	($—	)(8)	$7.67	23.03%	$133,131	1.15%	1.15%	0.17%		276.44%
2006 (5)	5.70	(0.04)	0.57		0.53	—		6.23	9.34%	100,238	1.17%	1.18%	(0.68%	)	336.86%
2005 (5)	4.68	(0.03)	1.05		1.02	—		5.70	21.71%	118,498	1.19%	1.19%	(0.72%	)	309.81%
2004	4.52	(0.03)	0.19		0.16	—		4.68	3.66%	98,077	1.18%	1.22%	(0.54%	)	130.83%
2003	3.17	(0.02)	1.37		1.35	—		4.52	42.58%	124,044	1.26%	1.29%	(1.01%	)	144.41%

Short Duration Bond
2007 (5)	$9.66	$0.43	($—	)(8)	$0.43	($0.44)		$9.65	4.47%	$1,561,502	0.62%	0.62%	4.49%		64.84%
2006 (5)	9.65	0.40	0.01		0.41	(0.40)		9.66	4.27%	1,922,941	0.63%	0.63%	4.12%		55.97%
2005 (5)	9.80	0.28	(0.14)		0.14	(0.29)		9.65	1.57%	1,574,060	0.63%	0.63%	2.89%		109.28%
2004	9.93	0.21	(0.09)		0.12	(0.25	)(9)	9.80	1.21%	1,408,935	0.65%	0.65%	2.12%		189.32%
05/01/2003- 12/31/2003	10.00	0.17	(0.07)		0.10	(0.17)		9.93	0.96%	891,899	0.66%	0.66%	2.74%		227.50%

Floating Rate Loan (10)
05/01/2007- 12/31/2007 (5)	$10.00	$0.43	($0.62)		($0.19)	($0.40)		$9.41	(1.86%)	$772,538	1.03%	1.03%	6.56%		12.05%

Diversified Bond
2007 (5)	$10.15	$0.50	($0.38)		$0.12	($0.50)		$9.77	1.32%	$2,021,197	0.63%	0.63%	5.02%		925.04%
05/01/2006- 12/31/2006 (5)	10.00	0.33	0.19		0.52	(0.37)		10.15	5.20%	776,087	0.64%	0.64%	4.82%		466.45%

Growth LT
2007 (5)	$22.66	$0.16	$3.39		$3.55	($0.11)		$26.10	15.63%	$1,956,132	0.77%	0.78%	0.66%		66.24%
2006 (5)	20.78	0.09	1.92		2.01	(0.13	)(6)	22.66	9.72%	1,865,500	0.78%	0.78%	0.43%		59.07%
2005 (5)	19.35	0.05	1.43		1.48	(0.05)		20.78	7.68%	1,577,844	0.79%	0.79%	0.24%		41.57%
2004	17.52	0.07	1.76		1.83	—		19.35	10.40%	1,835,524	0.80%	0.82%	0.30%		49.60%
2003	13.08	(0.03)	4.47		4.44	—		17.52	33.98%	1,748,854	0.80%	0.82%	(0.13%	)	48.90%

Focused 30
2007 (5)	$12.27	$0.07	$3.83		$3.90	($0.05)		$16.12	31.84%	$374,199	0.96%	0.96%	0.51%		24.37%
2006 (5)	9.92	0.04	2.32		2.36	(0.01)		12.27	23.71%	245,458	1.01%	1.02%	0.36%		35.56%
2005 (5)	8.19	0.10	1.71		1.81	(0.08)		9.92	22.07%	154,142	1.03%	1.03%	1.13%		71.37%
2004	7.14	0.01	1.04		1.05	(—	)(8)	8.19	14.85%	94,760	1.03%	1.03%	0.16%		71.22%
2003	5.02	(0.02)	2.14		2.12	—		7.14	42.26%	74,054	1.06%	1.06%	(0.45%	)	65.97%

Health Sciences
2007 (5)	$10.37	($0.05)	$1.76		$1.71	$—		$12.08	16.47%	$139,727	1.14%	1.14%	(0.45%	)	81.23%
2006 (5)	10.99	(0.06)	0.91		0.85	(1.47)		10.37	8.11%	126,596	1.16%	1.17%	(0.52%	)	109.64%
2005 (5)	9.73	(0.05)	1.51		1.46	(0.20)		10.99	15.28%	145,425	1.17%	1.17%	(0.54%	)	167.51%
2004	9.05	(0.03)	0.71		0.68	—		9.73	7.54%	127,039	1.16%	1.19%	(0.25%	)	181.83%
2003	7.08	(0.02)	1.99		1.97	—		9.05	27.82%	122,741	1.16%	1.19%	(0.29%	)	114.39%

Mid-Cap Value (11)
2007 (5)	$17.68	$0.15	($0.53)		($0.38)	($0.14)		$17.16	(2.15%)	$4,392,608	0.87%	0.87%	0.78%		78.69%
2006 (5)	18.08	0.11	2.41		2.52	(2.92)		17.68	14.97%	3,989,424	0.88%	0.88%	0.64%		62.35%
2005 (5)	18.24	0.11	1.38		1.49	(1.65)		18.08	8.87%	2,765,961	0.88%	0.88%	0.65%		77.58%
2004	14.63	0.06	3.61		3.67	(0.06)		18.24	25.08%	1,693,994	0.89%	0.97%	0.40%		89.13%
2003	11.39	0.06	3.25		3.31	(0.07)		14.63	29.10%	1,141,905	0.89%	0.96%	0.56%		87.60%

See explanation of references on 91

88

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities						Ratios/Supplemental Data

											Ratios of
										Ratios of	Expenses	Ratios of
										Expenses	Before	Net
			Net				Net			After	Expense	Investment
	Net Asset		Realized				Asset			Expense	Reductions	Income
	Value,	Net	and				Value,		Net Assets,	Reductions	to	(Loss) to
	Beginning	Investment	Unrealized	Total from			End of		End of Year or	to Average	Average	Average
For the Year or	of Year	Income	Gain	Investment	Total		Year or	Total	Period (in	Net	Net	Net		Portfolio
Period Ended	or Period	(Loss)	(Loss)	Operations	Distributions		Period	Returns (1)	thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Turnover Rates

Large-Cap Growth (12)
2007 (5)	$7.71	($0.01)	$1.68	$1.67	$—		$9.38	21.63%	$1,027,136	0.95%	0.95%	(0.17%	)	149.35%
2006 (5)	8.03	0.01	(0.32)	(0.31)	(0.01	)(6)	7.71	(3.82%)	1,585,864	0.98%	0.98%	0.14%		158.74%
2005 (5)	7.83	0.02	0.21	0.23	(0.03)		8.03	2.94%	1,179,493	0.99%	0.99%	0.30%		147.32%
2004	7.53	0.05	0.30	0.35	(0.05)		7.83	4.65%	1,876,064	0.99%	1.01%	0.76%		35.70%
2003	6.02	0.01	1.52	1.53	(0.02)		7.53	25.36%	1,106,881	0.99%	1.01%	0.28%		29.95%

International Large-Cap
2007 (5)	$10.58	$0.18	$0.77	$0.95	($2.04)		$9.49	9.26%	$3,214,956	1.03%	1.03%	1.78%		41.37%
2006 (5)	8.80	0.28	2.06	2.34	(0.56)		10.58	27.00%	4,074,030	1.11%	1.11%	2.84%		50.66%
2005 (5)	7.86	0.08	0.92	1.00	(0.06)		8.80	12.70%	3,005,340	1.12%	1.12%	0.98%		46.30%
2004	6.69	0.07	1.17	1.24	(0.07)		7.86	18.60%	1,787,081	1.14%	1.14%	0.98%		48.01%
2003	5.19	0.06	1.51	1.57	(0.07)		6.69	30.52%	1,098,950	1.15%	1.16%	0.73%		131.03%

Small-Cap Value
2007 (5)	$14.26	$0.30	$0.14	$0.44	($0.30)		$14.40	3.14%	$593,091	0.97%	0.97%	1.96%		36.80%
2006 (5)	16.15	0.33	2.52	2.85	(4.74)		14.26	19.75%	598,036	0.98%	0.98%	2.13%		30.45%
2005 (5)	15.09	0.20	1.77	1.97	(0.91)		16.15	13.65%	511,970	0.98%	0.98%	1.30%		47.42%
2004	12.60	0.22	2.80	3.02	(0.53)		15.09	24.41%	606,338	1.00%	1.01%	1.96%		24.72%
05/01/2003- 12/31/2003	10.00	0.10	2.60	2.70	(0.10)		12.60	26.93%	318,718	1.02%	1.06%	1.79%		44.21%

Multi-Strategy
2007 (5)	$17.68	$0.47	$0.31	$0.78	($0.55)		$17.91	4.34%	$449,867	0.70%	0.71%	2.54%		138.38%
2006 (5)	16.61	0.42	1.52	1.94	(0.87)		17.68	11.68%	514,843	0.70%	0.70%	2.44%		169.63%
2005	16.37	0.37	0.25	0.62	(0.38)		16.61	3.78%	571,801	0.70%	0.70%	2.11%		256.99%
2004	15.16	0.26	1.23	1.49	(0.28)		16.37	9.81%	625,588	0.70%	0.70%	1.59%		291.87%
2003	12.48	0.21	2.69	2.90	(0.22)		15.16	23.28%	622,688	0.71%	0.71%	1.50%		261.98%

Main Street Core
2007 (5)	$24.19	$0.32	$0.75	$1.07	($0.30)		$24.96	4.40%	$2,552,874	0.67%	0.67%	1.26%		107.84%
2006 (5)	21.26	0.26	2.96	3.22	(0.29)		24.19	15.18%	2,185,287	0.68%	0.68%	1.15%		106.18%
2005 (5)	20.27	0.25	0.97	1.22	(0.23)		21.26	5.99%	2,004,069	0.69%	0.69%	1.24%		83.74%
2004	18.74	0.25	1.54	1.79	(0.26)		20.27	9.54%	1,426,317	0.70%	0.70%	1.39%		78.11%
2003	14.89	0.15	3.87	4.02	(0.17)		18.74	26.96%	1,172,300	0.71%	0.71%	1.05%		85.27%

Emerging Markets
2007 (5)	$19.17	$0.23	$5.55	$5.78	($3.99)		$20.96	33.09%	$2,142,742	1.08%	1.08%	1.14%		59.20%
2006 (5)	18.42	0.19	3.83	4.02	(3.27)		19.17	24.40%	1,541,070	1.22%	1.22%	1.04%		86.15%
2005 (5)	13.13	0.22	5.22	5.44	(0.15)		18.42	41.47%	1,319,163	1.24%	1.25%	1.46%		66.48%
2004	9.91	0.18	3.23	3.41	(0.19)		13.13	34.62%	684,704	1.19%	1.21%	2.13%		27.66%
2003	5.93	0.09	3.97	4.06	(0.08)		9.91	68.50%	320,113	1.24%	1.25%	1.71%		20.26%

Managed Bond
2007 (5)	$10.92	$0.52	$0.40	$0.92	($0.50)		$11.34	8.53%	$4,819,028	0.63%	0.64%	4.76%		1,041.87%
2006 (5)	10.85	0.47	0.04	0.51	(0.44)		10.92	4.81%	3,758,133	0.65%	0.66%	4.35%		835.49%
2005 (5)	11.29	0.39	(0.10)	0.29	(0.73)		10.85	2.63%	3,520,109	0.65%	0.66%	3.54%		825.36%
2004	11.16	0.30	0.29	0.59	(0.46)		11.29	5.38%	2,991,450	0.65%	0.65%	2.46%		826.80%
2003	11.59	0.50	0.19	0.69	(1.12)		11.16	6.24%	2,619,647	0.66%	0.66%	4.02%		568.34%

Inflation Managed
2007 (5)	$10.75	$0.51	$0.56	$1.07	($0.47)		$11.35	10.14%	$4,752,429	0.62%	0.62%	4.64%		916.41%
2006 (5)	11.50	0.46	(0.42)	0.04	(0.79)		10.75	0.52%	3,387,225	0.63%	0.64%	4.20%		945.17%
2005 (5)	12.38	0.33	(0.02)	0.31	(1.19)		11.50	2.54%	2,805,140	0.64%	0.64%	2.81%		1,092.46%
2004	12.22	0.08	0.95	1.03	(0.87)		12.38	8.90%	2,335,360	0.64%	0.65%	1.08%		1,040.98%
2003	12.06	0.02	0.93	0.95	(0.79)		12.22	8.24%	1,644,339	0.66%	0.66%	0.85%		1,024.08%

See explanation of references on 91

89

FINANCIAL HIGHLIGHTS
PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

		Investment Activities						Ratios/Supplemental Data

											Ratios of
										Ratios of	Expenses	Ratios of
										Expenses	Before	Net
			Net				Net			After	Expense	Investment
	Net Asset		Realized				Asset			Expense	Reductions	Income
	Value,	Net	and				Value,		Net Assets,	Reductions	to	(Loss) to
	Beginning	Investment	Unrealized		Total from		End of		End of Year or	to Average	Average	Average
For the Year or	of Year	Income	Gain		Investment	Total	Year or	Total	Period (in	Net	Net	Net		Portfolio
Period Ended	or Period	(Loss)	(Loss)		Operations	Distributions	Period	Returns (1)	thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Turnover Rates

Money Market
2007 (5)	$10.08	$0.49	($—	)(8)	$0.49	($0.49)	$10.08	4.99%	$1,047,501	0.35%	0.36%	4.83%		N/A
2006 (5)	10.09	0.47	(0.01)		0.46	(0.47)	10.08	4.69%	970,375	0.37%	0.37%	4.63%		N/A
2005 (5)	10.09	0.28	—		0.28	(0.28)	10.09	2.82%	874,177	0.37%	0.37%	2.77%		N/A
2004	10.09	0.10	—		0.10	(0.10)	10.09	1.01%	1,068,303	0.37%	0.37%	1.00%		N/A
2003	10.09	0.08	—		0.08	(0.08)	10.09	0.79%	1,161,021	0.37%	0.37%	0.80%		N/A

High Yield Bond
2007 (5)	$6.93	$0.53	($0.36)		$0.17	($0.52)	$6.58	2.44%	$792,270	0.63%	0.63%	7.67%		40.57%
2006 (5)	6.82	0.50	0.11		0.61	(0.50)	6.93	9.42%	838,795	0.64%	0.64%	7.34%		64.84%
2005 (5)	7.15	0.49	(0.33)		0.16	(0.49)	6.82	2.37%	872,657	0.64%	0.64%	7.10%		70.32%
2004	7.02	0.50	0.13		0.63	(0.50)	7.15	9.42%	895,618	0.66%	0.66%	7.12%		86.06%
2003	6.28	0.49	0.74		1.23	(0.49)	7.02	20.29%	925,494	0.65%	0.65%	7.40%		92.04%

Comstock (13)
2007 (5)	$10.69	$0.18	($0.50)		($0.32)	($0.15)	$10.22	(3.01%)	$2,631,070	0.92%	0.93%	1.61%		25.01%
2006 (5)	10.23	0.18	1.42		1.60	(1.14)	10.69	16.33%	1,608,547	0.98%	0.98%	1.72%		28.92%
2005 (5)	10.33	0.16	0.27		0.43	(0.53)	10.23	4.36%	922,448	0.99%	0.99%	1.60%		25.06%
2004	8.91	0.10	1.42		1.52	(0.10)	10.33	17.17%	771,295	1.00%	1.00%	1.34%		32.20%
2003	6.82	0.06	2.08		2.14	(0.05)	8.91	31.38%	422,539	1.00%	1.02%	1.18%		72.23%

Mid-Cap Growth
2007 (5)	$8.60	$0.05	$1.92		$1.97	($0.04)	$10.53	22.92%	$1,454,146	0.92%	0.92%	0.48%		65.96%
2006 (5)	8.04	0.02	0.70		0.72	(0.16)	8.60	8.93%	1,070,351	0.93%	0.93%	0.24%		67.25%
2005 (5)	6.82	(0.03)	1.25		1.22	—	8.04	17.90%	290,848	0.95%	0.95%	(0.38%	)	105.32%
2004	5.61	(0.03)	1.24		1.21	—	6.82	21.59%	229,789	0.96%	0.96%	(0.48%	)	129.31%
2003	4.30	(0.02)	1.33		1.31	—	5.61	30.39%	167,630	1.00%	1.06%	(0.55%	)	300.49%

Real Estate
2007 (5)	$26.27	$0.36	($4.61)		($4.25)	($0.28)	$21.74	(16.16%)	$974,207	1.07%	1.08%	1.40%		43.63%
2006 (5)	23.59	0.54	7.75		8.29	(5.61)	26.27	38.06%	1,218,244	1.13%	1.13%	2.07%		23.59%
2005 (5)	21.23	0.31	3.12		3.43	(1.07)	23.59	16.79%	846,390	1.14%	1.14%	1.42%		28.69%
2004	15.85	0.21	5.73		5.94	(0.56)	21.23	37.62%	746,211	1.14%	1.14%	3.76%		8.70%
2003	12.08	0.46	4.02		4.48	(0.71)	15.85	37.52%	484,315	1.14%	1.14%	4.01%		10.94%

Small-Cap Equity (14)
2007 (5)	$12.08	$0.04	$0.70		$0.74	($0.03)	$12.79	6.04%	$437,250	0.97%	0.98%	0.30%		81.01%
2006 (5)	11.14	0.05	2.03		2.08	(1.14)	12.08	18.68%	98,735	1.01%	1.01%	0.42%		98.72%
05/02/2005- 12/31/2005 (5)	10.00	0.05	1.48		1.53	(0.39)	11.14	15.34%	70,347	1.05%	1.05%	0.73%		61.41%

See explanation of references on 91

90

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)	Total returns for periods of less than one full year are not annualized.

(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian and other credits, advisory fee waivers, and adviser expense reimbursements, if any.

(3)	The ratios for periods of less than one full year are annualized.

(4)	Prior to May 1, 2007, Small-Cap Growth Portfolio was named Fasciano Small Equity Portfolio. Prior to May 1, 2005, Fasciano Small Equity Portfolio was named Aggressive Equity Portfolio.

(5)	Per share amounts have been calculated using the average shares method.

(6)	Includes return of capital distributions for the Small-Cap Growth, Equity, Growth LT, and Large-Cap Growth Portfolios of ($0.005), ($0.007), ($0.003), and ($0.006), respectively.

(7)	The expense ratios for the American Funds Growth-Income and American Funds Growth Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The investment in Class 1 shares effective May 1, 2007 results in lower expenses at the Master Fund level. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for fiscal years ended 2005, 2006 and 2007 were 20%, 25% and 24%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for fiscal years ended 2005, 2006 and 2007 were 29%, 35% and 40%, respectively.

(8)	Amount represents less than $0.005 per share.

(9)	Includes return of capital distribution of ($0.04).

(10)	Operations commenced on May 1, 2007.

(11)	Effective May 1, 2008, the Mid-Cap Value Portfolio changed its name to the Mid-Cap Equity Portfolio.

(12)	Prior to January 1, 2006, Large-Cap Growth Portfolio was named Blue Chip Portfolio.

(13)	Prior to May 1, 2003, Comstock Portfolio was named Strategic Value Portfolio.

(14)	Prior to May 1, 2007, Small-Cap Equity Portfolio was named VN Small-Cap Value Portfolio.

91

WHERE TO GO FOR MORE INFORMATION
The fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You’ll find more information about the Pacific Select Fund in the following documents:
Annual, semi-annual and quarterly reports
The fund’s annual report lists the holdings of the fund’s portfolios (or a summary of holdings), describes portfolio performance, includes audited financial statements and tells you how investment strategies and portfolio performance have responded to recent market conditions and economic trends. The fund’s semi-annual report lists the holdings of the fund’s portfolios (or a summary of the holdings) and includes unaudited financial statements. The fund’s annual and semi-annual reports may contain a summary schedule of investments for certain portfolios. A complete schedule of investments may be obtained as noted below. The fund’s quarterly reports provide a list of the holdings of the fund’s portfolios.
Statement of Additional Information (SAI)
The SAI contains detailed information about each portfolio’s investments, strategies and risks and a full description of the fund’s policies and procedures regarding the selective disclosure of portfolio holdings. The SAI is considered to be part of the prospectus because it is incorporated by reference.
How to obtain documents
The documents above, once filed, are available on the website. You may also call or write for a free copy of these documents. You can also obtain these documents, reports and other information by contacting the Securities and Exchange Commission (SEC). The SEC may charge you a fee for this information. Investors in the American Funds Growth-Income Portfolio and American Funds Growth Portfolio may also obtain a copy of the Master Funds’ documents by calling or writing.
Portfolio holdings information
The fund’s unaudited portfolio holdings’ information can be found on the webpage. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios as indicated on the webpage. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections within each individual product prospectus section under “Additional Pacific Select Fund Information.”
Contact Information
If you have any questions about any of the fund’s portfolios, contact:

Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Registered Representatives: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time
Website: www.PacificLife.com
How to contact the SEC

Public Reference Room of the SEC
100 F Street, N.E.
Washington, D.C. 20549-0102
Website: www.sec.gov
e-mail: publicinfo@sec.gov
Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
SEC file number 811-5141

PACIFIC SELECT FUND
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

      The Pacific Select Fund (the “Fund”) is an open-end investment management company currently offering thirty-three investment portfolios (each a “Portfolio”, together the “Portfolios”).
Diversified Portfolios:
Small-Cap Growth Portfolio
International Value Portfolio
Long/Short Large-Cap Portfolio
International Small-Cap Portfolio
Equity Index Portfolio
Small-Cap Index Portfolio
Diversified Research Portfolio
Equity Portfolio
American Funds Growth-Income Portfolio
American Funds Growth Portfolio
Large-Cap Value Portfolio
Technology Portfolio
Short Duration Bond Portfolio
Diversified Bond Portfolio
Growth LT Portfolio
Health Sciences Portfolio
Mid-Cap Equity Portfolio (formerly
  called Mid-Cap Value Portfolio)
Large-Cap Growth Portfolio
International Large-Cap Portfolio
Small-Cap Value Portfolio
Multi-Strategy Portfolio
Main Street Core® Portfolio
Emerging Markets Portfolio
Money Market Portfolio
High Yield Bond Portfolio
Managed Bond Portfolio
Inflation Managed Portfolio
Small-Cap Equity Portfolio
Non-Diversified Portfolios:
Floating Rate Loan Portfolio
Focused 30 Portfolio
Comstock Portfolio
Mid-Cap Growth Portfolio
Real Estate Portfolio
      The Fund’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement and is intended to supplement the information provided to investors in the Pacific Select Fund prospectus (“Prospectus”) dated May 1, 2008, and any supplements thereto. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The entire content of this SAI is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from the Fund at the address, telephone numbers or Internet website listed below.

Distributor:	Adviser:
Pacific Select Distributors, Inc. 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660	Pacific Life Fund Advisors LLC 700 Newport Center Drive P.O. Box 9000 Newport Beach, CA 92660
Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Registered Representatives: 1-800-722-2333
Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681
Pacific Life & Annuity Company’s (“PL&A’s”) Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific time
Internet website: www.PacificLife.com

i

TAXATION	142
Distributions	145
Hedging Transactions	145
OTHER INFORMATION	145
Concentration Policy	145
Capitalization	146
Shareholder and Trustee Liability	146
Control Persons and Principal Holders of Securities	146
Voting Rights	146
Custodian and Transfer Agency and Dividend Disbursing Services	147
Financial Statements	147
Independent Registered Public Accounting Firm	147
Counsel	147
Code of Ethics	148
Proxy Voting Policies and Procedures	148
Registration Statement	148
APPENDICES
Description of Bond Ratings	Appendix A
Description of Proxy Voting Policies and Procedures for each Portfolio Manager
Alger	Appendix B
AllianceBernstein	Appendix C
Analytic Investors	Appendix D
Batterymarch	Appendix E
BlackRock	Appendix F
Capital Guardian	Appendix G
ClearBridge	Appendix H
Columbia Management	Appendix I
Goldman Sachs	Appendix J
Highland Capital	Appendix K
JP Morgan	Appendix L
Janus	Appendix M
Jennison	Appendix N
Lazard	Appendix O
Loomis Sayles	Appendix P
MFS	Appendix Q
NFJ	Appendix R
Oppenheimer	Appendix S
PAM	Appendix T
PIMCO	Appendix U
Van Kampen	Appendix V
Vaughan Nelson	Appendix W

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INTRODUCTION
      This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.
ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS
      The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. PLFA may in consultation with the relevant Portfolio Manager (the “Manager”), revise investment policies, strategies and restrictions for a Portfolio other than fundamental policies of a Portfolio. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.
      The American Funds Growth-Income Portfolio and American Funds Growth Portfolio (each, a “Feeder Portfolio” and collectively the “Feeder Portfolios”) do not invest directly in individual securities but rather currently invest all of their assets in the Growth-Income Fund and Growth Fund (each, a “Master Fund” and collectively the “Master Funds”), respectively. Each of the Master Funds is a series of American Funds Insurance Series® and invests directly in individual securities. PLFA may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the master funds directly, or hire sub-advisers to manage the assets of the Feeder Portfolios, all without shareholder approval. The investment techniques of each Master Fund are described in the statement of additional information for the Master Funds, which is delivered together with this SAI.
      Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security, investment or strategy not specifically noted or prohibited in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Manager reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.
      Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/ dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).
Small-Cap Growth Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; American Depositary Receipts (“ADRs”); U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper).
      The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by

Standard and Poor’s Rating Services (“S&P”), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in Appendix A.
      Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.
      In pursuing its investment objectives, the Portfolio may also invest in derivatives to try to hedge against market or security exposure or to otherwise help achieve its investment goal. Such derivatives may include purchasing put and call options on securities and securities indexes and writing covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box.
International Value Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may also invest in: convertible securities; depositary receipts including ADRs, Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”); rights and warrants; instruments of supranational entities denominated in foreign currencies; securities of multinational companies; and semi-governmental securities; nonconvertible fixed income securities denominated in foreign currencies; firm commitment agreements which may include purchases on a when-issued basis, purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; futures contracts and options on futures contracts with respect to securities, indexes, and currencies; currency swaps and forward currency exchange contracts; and repurchase agreements. The Portfolio’s investments in convertible securities are not subject to the limitations described in the section “Bank Obligations.” The Portfolio may engage in foreign currency transactions, purchase securities on margin, and engage in short sales, and short sales against the box.
      The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, securities futures contracts and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies and stock indexes. The Portfolio may also invest in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A.

Long/Short Large-Cap Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; bank obligations such as bankers’ acceptances, certificates of deposits, time deposits and demand instruments; commercial paper; real estate investment trusts (“REITs”); U.S. government securities, its agencies or instrumentalities; corporate debt securities; repurchase agreements; reverse repurchase agreements; rights and warrants; securities issued on a when-issued or delayed delivery basis; forward contracts; mortgage-related securities; limited partnerships that are publicly traded on a securities exchange; swaps; and variable and floating rate instruments.
      The Portfolio may also invest in other investment companies; emerging market securities; foreign investments including equity and debt securities of foreign sovereigns or foreign entities, ADRs, EDRs and GDRs; exchange traded funds; initial public offerings (“IPOs”); interfund lending; and private placements, restricted securities and other unregistered securities. Each manager may borrow, for temporary and/or investment purposes, and each manager may invest in cash or cash equivalents for temporary defensive purposes.
      The Portfolio may invest in over-the-counter (“OTC”) securities, short-term funding agreements issued by banks or highly rated U.S. insurance companies, and securities issued in connection with reorganizations and corporate restructurings.
International Small-Cap Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated fixed income securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; common stock or preferred stock of foreign issuers and securities convertible into or exchangeable for common stock; U.S. registered equity securities of foreign issuers; and depositary receipts such as ADRs.
Equity Index Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.
      The Portfolio may not invest in restricted securities (including private placements).
      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.
Small-Cap Index Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 Index or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 Index and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000 Index. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.
      The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.
Diversified Research Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; REITs, bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; reverse repurchase agreements and IPOs. The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on OTC markets. The Portfolio may also purchase other investment company securities. See “Investments in Other Investment Company Securities” for more information.
      The Portfolio may not invest in variable and floating rate securities.
Equity Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small-capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; IPOs; and REITs. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody’s or A-1 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.
      The Portfolio may also purchase and write put and call options on securities and stock indexes and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase other investment company securities. See “Investments in Other Investment Company Securities” for more information.
      The Portfolio may not engage in loan participations.
American Funds Growth-Income Portfolio and American Funds Growth Portfolio
      American Funds Growth-Income Fund and the American Funds Growth Fund each serves as a Master Fund to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, respectively. In addition to the investment policies and techniques described in the Prospectus, the Master Funds may also invest in, among other things: REITs; securities of issuers domiciled outside the United States, including less developed securities markets; pass-through securities, including mortgage-related securities and collateralized mortgage obligations (“CMOs”); asset-backed securities; cash and cash equivalents, small capitalization stocks; debt securities; convertible securities; repurchase agreements; short sales against the box; and private placements. Each Master Fund may not invest more than 15% of its net assets in illiquid securities and may not issue senior securities, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Master Growth-Income Fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or lower by Moody’s and BB or lower by Standard & Poor’s or in unrated securities that are determined to be of equivalent quality.
      Please see the Master Funds’ SAI, which is delivered together with this SAI, for more information regarding the investment techniques of the Master Funds.
Large-Cap Value Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; unseasoned issuers; equity REITs; ADRs, Yankee bonds and other foreign securities quoted in U.S. dollars; variable and floating rate securities; firm commitment agreements; when-issued securities; and illiquid securities. The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.
      The Portfolio may purchase and write put and call options (including caps, collars and floors) on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; and purchase and write options on currencies. The Portfolio may enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in swaps.
Technology Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: securities of unseasoned companies (less than three years of operating history); debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; and illiquid securities. The Portfolio may engage in short sales against the box.
      The Portfolio may also invest in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.
      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”
      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars.
Short Duration Bond Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind bonds (“PIKs”); variable and floating rate securities; when issued or delayed delivery securities; Yankee bonds; Eurobonds; and preferred stock. The Portfolio may only invest in debt securities rated at least Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. In the event that a security owned by the Portfolio is downgraded to below a Baa or BBB rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.
      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

Floating Rate Loan Portfolio
      The Portfolio is a “non-diversified” portfolio.
      In addition to the investment policies and techniques described in the prospectus, the Portfolio may also invest in: (i) high quality debt securities and/or high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio’s investments in senior loans; (iii) senior loans of foreign borrowers that are foreign currency denominated and payments of interest and repayments of principal pursuant to such senior loans may be made in foreign currency and (iv) senior loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. Such high quality, short-term securities may include commercial paper rated at least BBB, A-3 or higher by S&P or Baa, P-3 or higher by Moody’s (or if unrated, determined by the Portfolio Manager to be of comparable quality), interests in short-term loans and short-term loan participations of borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or if having no such rating, determined by the Portfolio Manager to be of comparable quality), certificates of deposit and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.
      The Portfolio may invest more than 25% of its total assets in securities of an issuer which is deemed to be in the financial services industry. The financial services industry is subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments that financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.
      The Portfolio may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in senior loans rated below CCC by S&P or Caa by Moody’s or in unrated senior loans considered by the Manager to be of comparable quality.
      The Portfolio may not purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.
      The Portfolio may invest up to 10% of its assets in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured notes may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as senior loans for purposes of the Portfolio’s policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate senior loans.
      The Portfolio will not hold more than 5% of the value of its assets in reverse repurchase agreements as of the time the agreement is entered into.

Diversified Bond Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; obligations guaranteed by the U.S. government, its agencies or instrumentalities; mortgages including residential, multifamily and commercial; mortgage-related securities including CMOs and REMICs; variable and floating rate debt securities; asset-backed securities; zero coupon, pay-in-kind and deferred payment securities; money market instruments including obligations of the U.S. Treasury, short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”
      The Portfolio may also invest in foreign securities, including emerging markets; foreign currency exchange transactions; fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions; and Brady Bonds.
      In pursuing its investment objective, the Portfolio may: purchase and sell exchange traded and OTC put and call options and futures contracts on fixed income securities, indexes of fixed income securities and futures contracts on fixed income securities and swap transactions. The Portfolio may also engage in short sales and short sales against the box, including short sales of forward commitments and derivatives.
Growth LT Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.
      The Portfolio is also permitted to invest in equity securities of foreign issuers if such a security is listed on a U.S. exchange. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Focused 30 Portfolio
      The Portfolio is a “non-diversified” portfolio.
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.
      In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.
Health Sciences Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; SPDRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales and short sales against the box.
      The Portfolio may also invest in U.S. dollar denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.
      The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”
      The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars.

      The Portfolio may also invest in private securities; various business ventures, including partnerships and joint ventures; IPOs; exchange traded funds (“ETFs”); structured notes; and money market instruments. The Portfolio may also borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid securities.
Mid-Cap Equity Portfolio (formerly called Mid-Cap Value Portfolio)
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).
      The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.
Large-Cap Growth Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers’ acceptances; commercial paper; equity and/or debt REITs; U.S. government securities, its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 10% of its assets in convertible securities, although the Portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A. The Portfolio may also engage in short sales against the box.
      The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indexes, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not purchase options if, at the time of investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s assets. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

      The Portfolio may borrow from banks and broker/ dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.
International Large-Cap Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants and rights; repurchase agreements; investment in other investment companies (open and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations.
      In addition to the derivatives described in the Prospectus, the Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may also engage in the purchase and writing of put and call options on foreign currencies, futures contracts, securities and stock indexes.
Small-Cap Value Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; and money market instruments. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.
      The Portfolio may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.
Multi-Strategy Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small, unseasoned companies; high yield bonds; equity-linked and index-linked securities; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; zero coupon securities; firm commitment agreements; loan participation agreements and when-issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio’s equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies). The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” Fixed income securities in which the Portfolio may invest include debentures, asset-backed securities, mortgage-related securities (including privately issued mortgage-related securities and mortgage dollar rolls) convertible securities and money market instruments.
      The Portfolio may use derivatives (including options, futures contracts, swaps and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase the Portfolio’s volatility and reduce returns.
Main Street Core Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”
      To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.
      In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.
Emerging Markets Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies securities, including Optimized Portfolios as Listed Securities (“OPALS”). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. The Portfolio may invest up to 5% of its assets in direct investments in Russia, excluding ADRs, GDRs, and EDRs.
Money Market Portfolio
      In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.
      The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on securities. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.
      A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated at the date of investment in the highest ratings categories, (i.e., Prime-1 by Moody’s, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) it is a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”
      With respect to 5% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.
      The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.
      In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 397 calendar days or less from the date of purchase (a repurchase agreement, unless subject to a demand feature, should be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur).
High Yield Bond Portfolio
      The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); senior loans; bank obligations; loan participations and assignments; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by the manager to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities.
      In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.
Managed Bond Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and collateralized bond obligations (“CBOs”); variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds.
      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”

      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Inflation Managed Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: mortgage-related securities including CMOs and mortgage-backed bonds; CLOs, CDOs, and CBOs; variable and floating rate debt securities; bank obligations; firm commitment agreements; when-issued securities; ADRs; emerging markets debt; Brady Bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) or government agencies; and repurchase and reverse repurchase agreements. The Portfolio may engage in short sales and short sales against the box. The Portfolio may invest up to 5% of its net assets in event-linked bonds.
      The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.”
      In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Comstock Portfolio
      The Portfolio is a “non-diversified” portfolio.
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participa-

tion interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio is also permitted to invest up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.
      In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.
Mid-Cap Growth Portfolio
      The Portfolio is a “non-diversified” portfolio.
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see “Description of Bond Ratings” in Appendix A and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales, and short sales against the box.
      The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.
      The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady Bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.
Real Estate Portfolio
      The Portfolio is a “non-diversified” portfolio.
      For purposes of the Portfolio’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; total return and currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.
      Because of the Portfolio’s policy of concentrating its investments in securities of real estate operating companies (“REOCs”) and REITs, the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.
      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.
      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Small-Cap Equity Portfolio
      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities including investments in other investment companies as permitted by the 1940 Act; debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; PIKs; mortgage-related securities (including stripped mortgage-backed securities); asset-backed securities; CMOs; foreign securities including EDRs and GDRs; firm commitment agreements and when-issued securities. The Portfolio may also engage in short sales and short sales against the box; and reverse repurchase agreements.
      In addition, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.
Diversification Versus Non-Diversification
      Each Portfolio other than the Floating Rate Loan Portfolio, Focused 30 Portfolio, Money Market Portfolio, Comstock Portfolio, Mid-Cap Growth Portfolio, and Real Estate Portfolio is diversified, so that with respect to 75% of each such Portfolio’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security.
      The Floating Rate Loan Portfolio, Focused 30 Portfolio, Comstock Portfolio, Mid-Cap Growth Portfolio and Real Estate Portfolio are “non-diversified,” which means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain Federal tax diversification requirements (For more information see Taxation section below). Because non-diversified Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Each non-diversified Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested. Being classified as a non-diversified fund does not prevent a Portfolio Manager from managing as though it were a diversified fund.
SECURITIES AND INVESTMENT TECHNIQUES
      Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

      The investment techniques described below may be pursued directly by the Portfolios. As a general matter, a Feeder Portfolio does not invest directly in securities but rather invests directly in its Master Fund. However, the Feeder Portfolios are subject to the risks described below indirectly through their investment in the Master Funds, which invest directly in securities. The following supplements the discussion in the Master Funds’ prospectus and statement of additional information regarding the investment strategies, policies and risk of the Master Funds.
U.S. Government Securities
      All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.
      Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.
Inflation-Indexed Bonds
      Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.
      Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

      If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
      The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
      While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
      The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Real Estate Investment Trusts
      Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.
      REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.
      Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by terrorist acts, war or other acts that destroy real estate such as natural disasters.
Mortgages and Mortgage-Related Securities
      Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Diversification versus Non-Diversification” and “Concentration Policy”.
      Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.
      The directly placed mortgages in which the Portfolios invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolios or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

      Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.
      GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.
      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.
      Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.
      FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/ servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.
      Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
      In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.
      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.
      Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.
      Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/ servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.
      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.
      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
      Inverse Floaters and Planned Amortization Class Certificates (“PAC”). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
      A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.
      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO”

class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.
      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.
      Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.
Other Asset-Backed Securities
      Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.
      Collateralized Debt Obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.
      For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
      The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Linked Securities
      Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indexes, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:
      Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”
      Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Event-Linked Bonds. Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indexes, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
      Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.
Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds
      Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
      A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.
High Yield Bonds
      High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

      In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.
      Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.
      High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.
      A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.
      In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.
      The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.
      There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers
      A portfolio may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
      There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Portfolio; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that the Portfolio’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.
      In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Portfolio’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Portfolio may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Portfolio invests, there is a potential risk of loss by the Portfolio of its entire investment in any particular investment.
      Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Portfolio’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Portfolio and distributions by the Portfolio or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.
Participation on Creditors Committees
      A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.
Bank Obligations
      Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.
      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.
      A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations and Assignments” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.
      Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.
      Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
      Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.
Delayed Funding Loans and Revolving Credit Facilities
      A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.
      A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations and Assignments
      A Portfolio may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Portfolio may invest in Senior Loans that are not secured by any collateral.
      Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.
      By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
      Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 5.00% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 7.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
      Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Portfolio has direct recourse against the borrower, a Portfolio may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Portfolio’s investments and, where a Portfolio owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.
      A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Portfolio were determined to be subject to the claims of the agent’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
      The risks associated with Senior Loans are similar to the risks of “junk” securities. A Portfolio’s investments in Senior Loans is typically below investment grade and is considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Portfolio’s net asset value (“NAV”) per share to fall. The frequency and magnitude of such changes cannot be predicted.
      Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Portfolio to invest assets at lower yields.
      Although Senior Loans in which a Portfolio will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Portfolio could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Portfolio may also invest in Senior Loans that are not secured.
      Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments.
      Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Portfolio may invest. If a secondary market exists for certain of the Senior Loans in which a Portfolio invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Portfolio may be adversely affected.
      A Portfolio may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility. A Portfolio will not invest in loans that would require the Portfolio to make any additional investments in connection with future advances if such commitments would exceed 20% of the Portfolio’s assets or would cause the Portfolio to fail to meet the diversification requirements described below. A Portfolio will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the loan that the Portfolio has obligated itself to make to the borrower, but that the borrower has not yet requested.

      A Portfolio may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Portfolio buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Portfolio may receive a prepayment penalty fee on the prepayment of a loan by a borrower.
      A Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. The Senior Loans in a Portfolio’s investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to a Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before a Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio.
      A Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
      A Portfolio’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service. A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments.
      When a Portfolio is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.
      In addition, the Floating Rate Loan Portfolio may originate loans directly. When a Portfolio is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through set-off. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Portfolio is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. A Portfolio will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan.
      Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.
Municipal Securities
      Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.
      The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.
      Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
      When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Corporate Debt Securities
      The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. In the event that a security owned by a Portfolio is downgraded to below the Portfolio’s respective minimum ratings criteria, the Portfolio may nonetheless retain the security.
      The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
      Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.
Variable and Floating Rate Securities
      Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.
      The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.
      The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.
      A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.
Custodial Receipts and Trust Certificates
      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
      Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Commercial Paper
      Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Portfolio, other than the Money

Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in “Additional Investment Policies of the Portfolios” above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.
Convertible Securities
      Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
      As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.
      A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.
      Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
      A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

      However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.
      More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.
      A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.
Duration
      Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.
      Most notes and bonds provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.
      Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
      Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

      Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.
      A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.
      Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.
      There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Portfolio may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.
      Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.
      Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.
Repurchase Agreements
      Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.
      If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above.
      Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.
      A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.
Borrowing
      Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.
Reverse Repurchase Agreements and Other Borrowings
      Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.
      A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.
      A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.
Firm Commitment Agreements and When-Issued or Delayed Delivery Securities
      Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.
      Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date.
Loans of Portfolio Securities
      For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a Portfolio. For purposes of determining compliance with the 33 1/3%, total assets may include the value of the collateral. In addition, it is anticipated that a Portfolio may share with the lending agent some of the income received on the collateral for the loan, which may include interest received on the collateral or the premium, if any, paid for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, a Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the lending agent considers relevant facts and circumstances, including the creditworthiness of the borrower.
Short Sales
      A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.
      When the Portfolio makes a short sale, the Portfolio must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium and other transactions costs to borrow the security, which would increase the cost of the security sold short. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.
      Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position by collateral deposited with the broker or the fund’s custodian, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to segregate cash or liquid securities, marked-to-market daily, in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Short Sales Against the Box
      A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.
Illiquid and Restricted Securities (including Private Placements)
      Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. High-yield/high-risk bonds (including floating rate loans) may be less liquid than higher quality investments. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written OTC options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.
      A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.
      Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.
      Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Small Capitalization Stocks
      Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.
Precious Metals-Related Securities
      Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

      The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.
Foreign Securities
      ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or OTC in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
      Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.
      There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the U.S. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.
      Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.
      It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.
      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.
      The dividends and interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.
      Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Custodian and Transfer Agency and Dividend Disbursing Services” for more information concerning the Fund’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.
      Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.
      Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.
      Included among the emerging market debt obligations in which a Portfolio may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

      Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.
      Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.
      Investors should understand that the expense ratio of a Portfolio that invests in foreign securities can be expected to be higher than investment companies investing in only domestic securities since the cost of maintaining the custody of foreign securities is higher.
      Unless otherwise noted, an issuer of a security may be deemed to be located in a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.
Investments in Other Investment Company Securities
      Under the 1940 Act, subject to certain exceptions, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As permitted under Section 12 of the 1940 Act, these restrictions do not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds.
      Investments by other Portfolios in other investment company securities may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.
      Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Portfolio to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.
      Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “exchange traded funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), OPALS, Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and iShares.
      SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 Index® until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.
      OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.
      iShares track the performance of specified equity market indexes, including the S&P 500 Index. iShares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of iShares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. iShares are Index Fund Shares.
      Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.
      The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.
      Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Derivatives
      Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, and may enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indexes, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.
      Each manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Portfolio’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Portfolio’s unrealized gains reflected in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of a Portfolio.
      The managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a portfolio. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Portfolio’s Prospectus and SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Portfolio’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.
      A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.
Foreign Currency Transactions and Forward Foreign Currency Contracts
      Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Diversified Bond, Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.
      Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.
      A Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Diversified Bond, Managed Bond or Inflation Managed Portfolios) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio (except the Diversified Bond, Managed Bond or Inflation Managed

Portfolios) enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.
      The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.
      When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.
      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.
      If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
      A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.
      Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
Options
      Purchasing and Writing Options on Securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
      An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.
      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.
      In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.
      Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Portfolio may effect closing transactions with respect to put options that were previously written.
      A Portfolio may write call options and put options only if they are “covered” or if sufficient liquid assets have been segregated to allow the Portfolio to acquire the security without additional cash consideration (“secured”). Call Options. A call option written (sold) by the Portfolio is covered if the Portfolio owns the security underlying the call option or if the Portfolio holds a call option on the same security if the exercise price of the call option held (i) is equal to or less than the exercise price of the call option written or (ii) is greater than the exercise price of the call option written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. The call option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the market value of the underlying security. Put Options. A put option written (sold) by the Portfolio is covered if the Portfolio sells short the security underlying the put option at a price equal to or greater than the exercise price, or holds a put option on the same underlying security with an exercise price equal to or greater than the exercise price of the put option written by the Portfolio. The put option is also covered if the Portfolio maintains segregated cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price of the written put option.
      Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.
      A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.
      The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”
      Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indexes that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.
      A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.
      Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.
      In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).
      Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.
      Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
      If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.
      With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.
      Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.
Yield Curve Options
      A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
      A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.
      Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
Options on Foreign Currencies
      Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.
      Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.
      A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.
      Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
      A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) a short sale of the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.
      A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
      Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
      In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.
Futures Contracts and Options on Futures Contracts
      A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.
      If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (FCM) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.
      A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

      Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.
      Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.
      If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.
      Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.
      As a hedging strategy a Portfolio might employ, a Portfolio may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.
      A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.
      Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indexes that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

      A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.
      Currency Futures. A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.
      Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
      Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.
      Options on Currency Futures. A Portfolio may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of a another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.
      A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

      Limitations. Pursuant to rules adopted by the Commodity Futures Trading Commission (“CFTC”), each Portfolio is permitted to engage in unlimited futures trading activity without registration with the CFTC.
      When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio. However, with respect to futures contracts that are required to “cash settle”, a Portfolio is permitted to set aside or “earmark” liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any). By setting aside assets equal to only its net obligation under cash-settled futures contracts, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contracts.
      The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.
      Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.
      An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.
      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.
      Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.
Foreign Currency Futures and Options Thereon
      Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.
Swap Agreements and Options on Swap Agreements
      Swap Agreements are privately negotiated OTC derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indexes. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate.
      In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio may engage in simple or more complex swap transactions’ involving a wide variety of underlyings for various reasons. For example, a Portfolio may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Portfolio than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.
      Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit default swaps give one party to a transaction (the buyer of the credit default swap) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. For purposes of applying a Portfolio’s investment policies and restrictions swap agreements are generally valued at market value.

However, in the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the swap at its notional amount.
      A Portfolio may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Portfolio is a buyer and no event of default occurs, the Portfolio will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Portfolio, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Portfolio would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Portfolio, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. Credit default swaps involve different risks than if a Fund invests in the underlying directly.
      A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indexes; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; and (5) “total return”, which involves the exchange by a Portfolio with another party of their respective commitments and the non-floating rate side is based on the total return of an equity or fixed income instrument with a life longer than the swap. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.
      Each Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when a Portfolio is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the “notional value” of the credit default swap on a specified security (or group of securities). On the other hand, when a Portfolio is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio has on the other assets held in its portfolio, the Portfolio is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Portfolio may be required to pay the “notional value” of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Portfolio will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Manager to meet the Portfolio’s minimum credit criteria at the time the swap is first entered into.
      Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the CFTC.
      Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Portfolio’s volatility. See the section “Taxation” for more information.
Hybrid Instruments
      A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
      Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.
      Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Investments
      A structured investment is a security whose principal or interest payments are tied to an underlying instrument such as, indexes, interest rates, or assets including, equity or debt securities, currencies, commodities, and loans. Structured investments generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interest in, the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.
      The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. The value of the principal or interest is determined by change in the values of the underlying instruments. The interest rate or principal amount payable upon maturity or redemption may be increased or decreased depending upon a multiple of changes in the value of the underlying instrument, which may entail a greater degree of market risk than other types of fixed-income securities. The terms of a Structured Security may provide that in certain circumstances, no principal is due at maturity, and therefore, result in loss of a Portfolio’s investment. Because Structured Securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structures Securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured Securities are typically sold in private placement transactions, for which there is currently no active trading market.
      Structured Securities include structured notes. In addition to the risks applicable to Structured Securities and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls to a certain level. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and request to extend additional loan amounts. Structured Securities include a wide variety of instruments including, without limitation, CDOs.
Warrants and Rights
      Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, the Portfolio could sustain losses on transactions in warrants that would require the Portfolio to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.
      Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
      Each Portfolio’s investment goal except for the Long/Short Large-Cap, International Small-Cap, American Funds Growth-Income, American Funds Growth, Floating Rate Loan and Diversified Bond Portfolios, as set forth under “About the Portfolios” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed, except as described below, without the approval of a majority of the outstanding voting shares of that Portfolio. However, PLFA may, in consultation with the relevant Manager, revise investment restrictions that are not fundamental policies of a portfolio. The investment goals of the Long/Short Large-Cap, International Small-Cap, American Funds Growth-Income, American Funds Growth, Floating Rate Loan and Diversified Bond Portfolios, as set forth under “About the Portfolios” in the Prospectus, are non-fundamental policies of the Portfolios and may be changed without shareholder approval. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:
      (i) except for the American Funds Growth-Income, American Funds Growth, Technology Portfolio, Floating Rate Loan Portfolio, Health Sciences Portfolio and Real Estate Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction also does not apply to the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which under normal circumstances invest substantially all of their assets in the Master Funds. This restriction does not apply to the Floating Rate Loan Portfolio to the extent the Portfolio is deemed to have invested more than 25% of its total assets in securities of issuers considered to be in the financial services or institutions industries, which include (but are not limited to) commercial banks, bank holding companies, thrift institutions, commercial finance, consumer finance, diversified financial, insurance, and special purpose financial companies. This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.
      (ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Money Market Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;
      (iii) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein and may hold for prompt sale and sell real estate or interests in real estate acquired through the forfeiture of collateral securing loans or debt securities held by it);

      (iv) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits will not be deemed to be pledges of a Portfolio’s assets);
      (v) except for the Floating Rate Loan Portfolio, lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and
      (vi) with respect to the Floating Rate Loan Portfolio, make loans, except to the extent consistent with the 1940 Act, as amended, and the rules and regulations thereunder, or as may be permitted from time to time by regulatory authority. Without limiting the foregoing, the Floating Rate Loan Portfolio may: (a) acquire publicly distributed or privately placed debt securities or other debt instruments (including participations and assignments of loans) in which it is authorized to invest in accordance with its respective investment objectives and policies; (b) engage in direct loan activity as originator or as part of a loan syndicate; (c) enter into repurchase agreements and reverse repurchase agreements; and (d) lend its portfolio securities to the extent permitted under applicable law; and
      (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
      With respect to the Long/Short Large-Cap, International Small-Cap, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Diversified Bond, Floating Rate Loan, Health Sciences, Large-Cap Growth, Small-Cap Value, Mid-Cap Growth and Small-Cap Equity Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.
      With respect to policy (v) above regarding making loans, investments in loan participations and assignments are considered to be debt obligations and are therefore, permissible investments for the Portfolios.
      Investment of the assets of the Feeder Portfolios in its corresponding Master Fund is not a fundamental policy of either Feeder Portfolio and a shareholder vote is not required for either Portfolio to withdraw its investment from its corresponding Master Fund.
      Please see the Master Funds’ statement of additional information for a description of the fundamental investment restrictions of the Master Funds. If a change to a Master Fund’s investment restrictions is submitted to holders of the Feeder Portfolio’s outstanding voting securities, the matter will be deemed to be acted upon with respect to a Feeder Portfolio if a majority of the outstanding voting securities of the Feeder Portfolio vote for approval of the matter, notwithstanding that the matter has not been approved by the holders of a majority of the outstanding voting securities of the Fund.

Nonfundamental Investment Restrictions
      Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:
      (i) invest for the purpose of exercising control or management;
      (ii) sell property or securities short, except the International Value, Long/Short Large-Cap, Floating Rate Loan, Diversified Bond, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Managed Bond, Inflation Managed, Mid-Cap Growth, and Small-Cap Equity Portfolios; or sell short against the box, except the Small-Cap Growth, International Value, Long/Short Large-Cap, Equity, Large-Cap Value, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Large-Cap Growth, Small-Cap Value, Managed Bond, Inflation Managed, Comstock, Mid-Cap Growth, and Small-Cap Equity Portfolios;
      (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Diversified Research, Large-Cap Growth, International Large-Cap, Comstock, and Mid-Cap Growth Portfolios;
      (iv) except for the International Value, Long/Short Large-Cap, Floating Rate Loan, Growth LT and Mid-Cap Equity (formerly called Mid-Cap Value) Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but all Portfolios, except the Money Market Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;
      (v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;
      (vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio, other than the Money Market Portfolio, may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into forward contracts including forward foreign currency contracts; and
      (vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.
      In addition, the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.
      Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (iv) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

ORGANIZATION AND MANAGEMENT OF THE FUND
      The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-three separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated.
Management Information
      The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with PLFA and/or Pacific Life. The trustees and officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.
I. Interested Persons

Number of
Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/05 to 1/07; Executive Vice President 6/05 to 11/05)	Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life, President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; Chief Executive Officer, Chairman of the Board, and Trustee (1/07 to present), President (11/05 to 1/07), Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/06 to 1/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present) of Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Current and Prior Board Member, Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities (NAVA); Senior Vice President (7/03 to 11/03) of Finance of New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America; Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd.; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/7 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	54

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Adviser General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	54

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	54

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Life Funds.	54

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President and Assistant Secretary (4/05 to present), Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	54

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/2006	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	54

Audrey L. Milfs Year of birth 1945	Secretary since 7/21/87	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company, and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life; Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries of Pacific Life; and Secretary (6/01 to present) of Pacific Life Funds.	54

II. Independent Trustees

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Insurance Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Kemper Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former member, Board of Governors (1994 to 1999), of Cranbrook Schools.	54

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Member of the Board of Directors (2005 to present) of LandAmerica Financial Group, Inc; Former President and Chief Executive Officer (1999 to 2003) of Zurich Kemper Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Editorial Advisory Board for The Journal of Risk Finance; Member of the Board of Directors of Make-A-Wish of Maine; and Former member, Board of Directors of the Illinois Life Insurance Council.	54

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Member, Board of Trustees (2007 to present) of Sage Hill School; Vice Chairman (2001 to 2007) and Member (2001 to present) of the Board of Trustees, The Pegasus School; Chairman of the Development Committee of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	54

			Number of
			Portfolios
		Current Directorship(s) Held and	in Fund
	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years	Complex
Name and Age	and Length of Time Served[1]	(and certain additional occupation information)	Overseen[2]

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); Former Director (1994 to 2000) of various Transamerica Life Companies.	54

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	54

[1]	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

[2]	As of May 1, 2008, the “Fund Complex” consisted of Pacific Select Fund (33 portfolios) and Pacific Life Funds (22 funds).

Board of Trustees
      The Board of Trustees is responsible for the overall management and operations of the Fund. Each trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.
      Committees. The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Governance Committee (formerly Nominating Committee) and the Valuation Committee.
      The members of the Audit Committee include each Independent Trustee of the Fund. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Fund, reviewing with the independent registered public accounting firm the accounting and financial controls of the Fund, reviewing with the independent registered public accounting firm the results of the annual audits of the Fund’s financial statements, interacting with the Fund’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Fund’s compliance with legal and regulatory requirements, and receiving reports from the Fund’s Chief Compliance Officer. Mr. Willis serves as Chairman of the Audit Committee. The Audit Committee met 4 times during the year ended December 31, 2007.
      The members of the Policy Committee include each Independent Trustee of the Fund. The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met 6 times during the year ended December 31, 2007.
      The members of the Governance Committee include each Independent Trustee of the Fund. The Governance Committee of the Board is responsible for the Board of Trustees’ self assessment and related matters as well as screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommenda-

tions for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairperson, Governance Committee. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met 1 time during the year ended December 31, 2007.
      The members of the Valuation Committee consist of any two or more trustees, at least one of which is an Independent Trustee of the Fund. The two or more trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees, as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee met 1 time during the year ended December 31, 2007.
      Retirement Policy/Plan for Independent Trustees. Effective March 14, 2006, the Independent Trustees terminated the retirement policy/plan for the Independent Trustees except with respect to participation by Independent Trustees that retired as of December 31, 2005 and the payments due and owing to those retired Independent Trustees. With respect to the three Independent Trustees who retired on December 31, 2005, an initial payment of $55,000 per Independent Trustee was made in January 2006; and subsequent payments of $55,000 were made in January 2007 and 2008. Subsequent payments of $55,000 payable on January 2 of each of the succeeding two years are owed to each of the three Independent Trustees. The policy/plan can be amended by a majority vote of the Independent Trustees.
      Deferred Compensation Agreements. Pursuant to the Deferred Compensation Agreement, a trustee has the option to elect to defer receipt of up to 100% of his or her annual compensation payable by the Fund or any other entity considered a “single employer” under the Internal Revenue Code, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Deferred Compensation Agreement. A trustee who defers compensation has the option to select credit rate options that track the performance of Class A shares of the corresponding series of the Pacific Life Funds without a sales load. Accordingly, the market value appreciation/depreciation of a trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuations. Distributions from the trustees’ deferral accounts will be paid in a cash lump sum in January or, if a participant so elects, in up to 10 annual installments commencing in January on the earlier of either: (i) a specified date within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (ii) the year immediately following the year during which the trustee ceases to be a trustee of the Fund. If a trustee dies before his or her account is paid, the account will be paid in a lump sum within a reasonable time following notice of the trustee’s death. Effective January 1, 2005, the Deferred Compensation Agreement was frozen to permit no further deferrals. A new Deferred Compensation Agreement was adopted to comply with section 409A of the Code. The new Deferred Compensation Agreement is substantially similar to the old Deferred Compensation Agreement, but provides that a trustee may receive deferred amounts in the event of a disability or unforeseeable emergency. In addition, the new Agreement provides that a trustee may only elect to further defer amounts in a deferral account (whether or not established under the old or new Deferred Compensation Agreement) if: (i) such election is made more than 12 months prior to the date such account would otherwise be paid, and (ii) the revised date of payment selected is no earlier than five years after the date such account would otherwise have been paid.
      Beneficial Interest of Trustees. None of the trustees directly own shares of the Fund. As of December 31, 2007, the trustees as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows under the heading “Dollar Range of Equity Securities in the Fund” the dollar range of each Trustee’s interest in each Portfolio

(any indirect beneficial interest through ownership of a variable contract) as of December 31, 2007 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Family of Investment Companies.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund[1]	Family of Investment Companies[2]

James T. Morris[3]	International Small-Cap: $10,001 - $50,000
Equity Index: $10,001 - $50,000
Small-Cap Index: $10,001 - $50,000
Diversified Research: $10,001 - $50,000
American Funds Growth-Income: $10,001 - $50,000
American Funds Growth: $10,001 - $50,000
Large-Cap Value: $10,001 - $50,000
Growth LT: $10,001 - $50,000
Large-Cap Growth: $10,001 - $50,000
Small-Cap Growth: $10,001 - $50,000
Main Street Core: $10,001 - $50,000
Emerging Markets: $10,001 - $50,000
Comstock: $10,001 - $50,000
Mid-Cap Growth: $10,001 - $50,000
Real Estate: $10,001 - $50,000
Small-Cap Equity: $10,001 - $50,000
International Value: $50,001 - $100,000
Mid-Cap Equity: $50,001 - $100,000
	International Large-Cap: $50,001 - $100,000	Over $100,000
Frederick L. Blackmon	None	Over $100,000
Gale K. Caruso	Small-Cap Growth: $1 - $10,000
International Value: $1 - $10,000
International Small-Cap: $1 - $10,000
Equity Index: $1 - $10,000
Small-Cap Index: $1 - $10,000
Diversified Research: $1 - $10,000
American Funds Growth: $1 - $10,000
American Funds Growth-Income: $1 - $10,000
Large-Cap Value: $1 - $10,000
Short Duration Bond: $1 - $10,000
Diversified Bond: $1 - $10,000
Growth LT: $1 - $10,000
Mid-Cap Equity: $1 - $10,000
Large-Cap Growth: $1 - $10,000
International Large-Cap: $1 - $10,000
Main Street Core: $1 - $10,000
Emerging Markets: $1 - $10,000
Managed Bond: $1 - $10,000
Inflation Managed: $1 - $10,000
Comstock: $1 - $10,000
Mid-Cap Growth: $1 - $10,000
Real Estate: $1 - $10,000
	Small-Cap Equity: $1 - $10,000	$10,001 - $50,000
Lucie H. Moore	None	None

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity	Companies Overseen by Trustee in
Name of Trustee	Securities in the Fund[1]	Family of Investment Companies[2]

Nooruddin (Rudy) S. Veerjee	None	None
G. Thomas Willis	Small-Cap Growth: $50,001 - $100,000
International Value: over $100,000
International Small-Cap: $50,001 - $100,000
Equity Index: $10,001 - $50,000
Small-Cap Index: over $100,000
Diversified Research: $50,001 - $100,000
American Funds Growth-Income: over $100,000
American Funds Growth: $50,001 - $100,000
Large-Cap Value: over $100,000
Growth LT: $50,001 - $100,000
Mid-Cap Equity: over $100,000
Large-Cap Growth: $10,001 - $50,000
International Large-Cap: over $100,000
Main Street Core: $50,001 - $100,000
Emerging Markets: $50,001 - $100,000
Comstock: over $100,000
Mid-Cap Growth: $50,001 - $100,000
Real Estate: $50,001 - $100,000
	Small-Cap Equity: $10,001 - $50,000	Over $100,000

[1]	A trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding series of the Pacific Life Funds without a sales load. The following shows the dollar range of each Independent Trustee’s deferred compensation allocations as of December 31, 2007, which tracks the performance of the funds of Pacific Life Funds as noted below: Lucie H. Moore — Over $100,000 and Nooruddin (Rudy) S. Veerjee — Over $100,000.

[2]	The family of investment companies includes Pacific Select Fund and Pacific Life Funds.

[3]	James T. Morris is an Interested Person of the Fund because of his positions with PLFA and Pacific Life.
Compensation
      The following table shows the compensation paid to the Fund’s Independent Trustees:

						Total
		Pension or		Estimated		Compensation
	Aggregate	Retirement Benefits		Annual		from Fund
	Compensation	as Part of Fund’s		Benefits Upon		Complex Paid
Name	from Fund	Expenses		Retirement		to Trustees[1]

Frederick L. Blackmon	$150,000	$	N/A	$	N/A	$177,500
Gale K. Caruso	$150,000	$	N/A	$	N/A	$177,500
Lucie H. Moore	$157,500	$	N/A	$	N/A	$186,000
Nooruddin (Rudy) S. Veerjee[2]	$197,500	$	N/A	$	N/A	$150,000
G. Thomas Willis	$175,000	$	N/A	$	N/A	$204,500

	$830,000	$	N/A	$	N/A	$895,500

[1]	Compensation paid by Pacific Select Fund and Pacific Life Funds (together the “Fund Complex”) is for the fiscal years ended December 31, 2007 and March 31, 2008, respectively. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

[2]	Mr. Veerjee elected to defer $47,500 for Pacific Select Fund and $29,500 for Pacific Life Funds.

Investment Adviser
      Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”) serves as investment adviser to the Fund pursuant to a transfer agreement dated May 1, 2007, which transferred the Amended and Restated Investment

Advisory Agreement dated January 1, 2005, as amended (“Advisory Agreement”), between Pacific Life Insurance Company (“Pacific Life”) and the Fund, from Pacific Life to PLFA, a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. PLFA also does business under the name “Pacific Asset Management” (PAM). See the INFORMATION ABOUT THE PORTFOLIO MANAGERS section later in this document for more information.
      Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services.
      Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California”. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of PacificLifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.
      PLFA is responsible for supervising the investment program for the Fund. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.
      The Advisory Agreement was approved with respect to the Long/Short Large-Cap Portfolio on January 15, 2008, and was most recently approved with respect to all other series of the Fund on December 4, 2007 in each case by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meetings held on those dates. The Advisory Agreement was previously approved by the shareholders of each Portfolio of the Fund in existence on December 17, 2004 at a meeting of shareholders held on that date. The Advisory Agreement will continue in effect until December 31, 2008, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Agreement, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Agreement and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Agreement or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      The Fund pays the Adviser a fee for its services under the Advisory Agreement, as reflected in the table below, based on an annual percentage of the average daily net assets of each Portfolio.

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Small-Cap Growth	0.60% of first 4 billion
0.58% on excess

International Value	0.65% of first $4 billion
Mid-Cap Equity (formerly called Mid-Cap Value)	0.63% on excess

Long/Short Large-Cap[1]	1.00% of first $4 billion
0.98% on excess

International Small-Cap	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Diversified Research	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Equity	0.45% of first $4 billion
Multi-Strategy	0.43% on excess
Main Street Core

American Funds Growth-Income[2]	0.75% of first $1 billion
American Funds Growth[2]	0.72% of next $1 billion
Floating Rate Loan	0.69% of next $2 billion
Small-Cap Value	0.67% on excess
Small-Cap Equity

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Annual Investment Advisory Fee
Portfolio	(as a percentage of daily net assets)

Technology	0.90% of first $1 billion
Health Sciences	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Short Duration Bond	0.40% of first $4 billion
Diversified Bond	0.38% on excess
High Yield Bond
Managed Bond
Inflation Managed

Growth LT	0.55% of first $4 billion
0.53% on excess

Focused 30	0.75% of first $100 million
Large-Cap Growth	0.71% of next $900 million
Comstock	0.68% of next $3 billion
0.66% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

Money Market	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

[1]	PLFA has agreed to waive 0.12% of its advisory fee through April 30, 2009 as long as Analytic Investors and JP Morgan both remain the portfolio managers of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

[2]	For the American Funds Growth-Income and Growth Portfolios, until the earlier to occur of April 30, 2009 or such time as the Feeder Portfolios no longer invest substantially all of their assets in a master fund, PLFA will limit its total annual investment advisory fee not to exceed 0.41% for each Feeder Portfolio. As a shareholder of the Master Funds, each Feeder Portfolio also pays an advisory fee, and other expenses of the Master Fund.

Net Advisory Fees Paid or Owed

	2007 Fees	2006 Fees	2005 Fees
	Paid or	Paid or	Paid or
Portfolio	Owed[1]	Owed[1]	Owed[1]

Small-Cap Growth	$4,472,409	$4,093,038	$3,441,875
International Value	25,295,967	20,094,064	16,485,732
Long/Short Large-Cap[2]	N/A	N/A	N/A
International Small-Cap[3]	8,722,854	4,176,750	N/A
Equity Index	2,736,309	5,621,876	4,966,840
Small-Cap Index	5,106,371	6,128,302	6,495,272
Diversified Research	11,723,171	12,752,826	8,121,843
Equity	1,454,280	1,835,779	2,097,187
American Funds Growth-Income[3]	7,285,613	4,362,791	4,045,081
American Funds Growth[3]	6,107,229	4,864,035	5,339,755
Large-Cap Value	19,296,574	18,787,520	18,109,418
Technology	1,061,594	1,314,786	1,011,578
Short Duration Bond	7,920,325	10,512,273	8,739,729
Floating Rate Loan[4]	3,629,748	N/A	N/A
Diversified Bond[3]	6,634,955	2,762,318	N/A
Growth LT	11,778,156	12,794,542	11,992,227
Focused 30	2,361,265	1,943,647	1,061,753
Health Sciences	1,277,022	1,504,858	1,413,730
Mid-Cap Equity (formerly called Mid-Cap Value)	31,451,230	28,098,916	19,005,565
Large-Cap Growth	9,716,516	12,878,753	13,035,576
International Large-Cap	30,817,915	36,567,786	24,407,381
Small-Cap Value	5,130,167	5,283,159	5,112,744
Multi-Strategy	2,561,373	3,444,986	3,884,566
Main Street Core	12,439,720	13,281,644	11,057,595
Emerging Markets	15,621,248	13,521,262	9,301,770
Money Market	2,091,060	3,357,916	3,379,850
High Yield Bond	3,836,546	4,942,013	5,024,588
Managed Bond	19,601,556	21,547,446	19,598,960
Inflation Managed	18,537,721	18,787,363	15,412,397
Comstock	17,377,651	12,031,714	7,883,600
Mid-Cap Growth	9,657,492	6,595,396	2,123,485
Real Estate	10,669,370	11,290,306	8,418,632
Small-Cap Equity[3]	2,388,061	820,631	352,692

[1]	Amounts shown reflect the waiver of 0.00125% of advisory fees, from each applicable portfolio, for the period May 1, 2005 through April 30, 2007 in accordance with the Advisory Fee Reduction Program. Such program expired on April 30, 2007.

[2]	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008.

[3]	The American Funds Growth-Income, American Funds Growth and Small-Cap Equity Portfolios commenced operations on May 1, 2005. The International Small-Cap and Diversified Bond Portfolios commenced operations on May 1, 2006.

[4]	The Floating Rate Loan Portfolio commenced operations on May 1, 2007.
     To help limit expenses PLFA has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; service fees; dividends on securities sold short; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each Portfolio’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets through April 30, 2009. Such reduction or reimbursement is subject to repayment to PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There can be no assurance that this policy will be continued beyond April 30, 2009.
      In 2007, the adviser was not required to make any reimbursements to any portfolios under the expense limitation agreement except for a reimbursement of $4,799 to the Floating Rate Loan Portfolio during the startup period of the portfolio. All reductions or reimbursements in prior years and 2007 have been fully recouped or expired as of December 31, 2007.
Other Expenses of the Fund
      The Fund bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, on-going compliance and oversight of the Fund’s securities lending program, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.
      The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.
      The Fund, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (“Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as those described above, including legal, compliance, accounting, tax, chief compliance officer services, on-going compliance and oversight of the Fund’s securities lending program and administrative services. Under the terms of the Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Fund.
      Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.
      The Fund paid or owed to Pacific Life and/or PLFA $2,053,891 representing 0.004% of the Fund’s average daily net assets for its services under the Agreement for Support Services during 2007. The Fund paid or owed to Pacific Life $1,857,521 during 2006 and $1,681,287 during 2005, representing 0.004% and 0.005%, respectively, of the Fund’s average daily net assets. The fees anticipated to be paid for 2008 under said Agreement are expected to be approximately 0.003% of the Fund’s average daily net assets.
      Service Plan. The Fund adopted a service plan (the “Service Plan”) for each Portfolio under which, each Portfolio pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Portfolio.
      Under the Service Plan, the servicing fee may be used by the Distributor to provide or procure service activities related to the variable annuity and variable life insurance contract owners (“Contract Owners”) of the participating insurers who use the Fund as the underlying investment Fund for their contracts (“Variable Accounts”), for services related to the Fund and its Portfolios. These may include, but are not limited to (i) providing electronic, telephonic, and technological servicing support in connection with existing invest-

ments in the Fund, including support relating to dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized purchase and redemption orders and enhancing processing, technology, providing support for accepting or executing transfer instructions and electronic capability regarding the same insofar as it effects the Fund and its Portfolios; (ii) answering shareholder and Contract Owner questions regarding the Fund, its Portfolios, its Managers and/or other service providers; (iii) researching and providing historical Variable Account activity related to the Fund for Variable Accounts requesting it; (iv) responding to inquiries regarding the Fund prospectus, including the SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Fund; (v) payment of compensation to broker/ dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the above services; (vi) overhead and other expenses of the Distributor related to service activities, including but not limited to, telephone and other communications expenses, including broker/ dealer communication expenses, and website maintenance expenses; and (vii) provision of other services deemed appropriate by the Distributor. Servicing fees may also be spent on obligations relating to shareholder and Contract Owner servicing that arose prior to the effective date of the Service Plan.
      The amounts paid under the Service Plan are intended to be treated as service fees under the applicable rule of the Financial Industry Regulatory Authority, formerly the NASD (“FINRA”) regarding asset-based sales charges for investment companies. The Service Plan is not adopted as a distribution or “12b-1 plan” under Rule 12b-1 under the Investment Company Act of 1940. The Service Plan is of the type known as “compensation plans.” This means that, although the trustees of the Fund are expected to take into account the expenses of the Distributor in their periodic review of the Service Plan, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.
      Many of the Distributor’s servicing efforts involve the Fund as a whole, so that fees paid by the Portfolios may indirectly support servicing efforts relating to other Portfolios.
      The Service Plan will continue in effect with respect to a Portfolio for successive one-year periods, provided that each such continuance is specifically approved by the vote of a majority of the trustees, including the independent trustees. If the Service Plan is terminated (or not renewed) with respect to one or more Portfolios, it may continue in effect with respect to any portfolio as to which it has not been terminated (or has been renewed).
INFORMATION ABOUT THE PORTFOLIO MANAGERS
Portfolio Management Firms
      PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the Money Market and the High Yield Bond Portfolios under the PAM name. PLFA serves as investment adviser for the American Funds Growth-Income Portfolio and American Funds Growth Portfolio, which invest all of their assets in the Master Funds. For the remaining Portfolios, PLFA employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements. The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently is providing investment advisory services to other clients, including other investment companies.
      Each Portfolio Manager has entered into a Portfolio Management Agreement with the Fund and the Adviser. Each Portfolio Manager provides investment advisory services to the applicable Portfolio.
      The information below provides organizational information on each of the Portfolio Managers, which includes, if applicable, and the name of any person(s) who controls the Portfolio Manager, the basis of the person’s control, and the general nature of the person’s business.
Fred Alger Management, Inc. (“Alger”)
      Alger is a leading asset management firm employing a bottom-up fundamental approach in its attempt to identify the fastest growing companies in their respective sectors. Alger offers investment advisory services to separately managed, sub-advised and wrap accounts. Alger and its affiliate, Fred Alger & Company, Incorporated, are direct subsidiaries of Alger Associates, Inc., a privately-held holding company. Fred Alger & Company, Incorporated offers mutual funds as well as institutional funds for defined benefit and defined contribution plans.
AllianceBernstein L.P. (“AllianceBernstein”)
      AllianceBernstein, a leading global investment adviser, is a subsidiary of AXA Financial, Inc., which is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations. At December 31, 2007, AllianceBernstein Holding L.P. (“Holding”) owned approximately 33.4% of the issued and outstanding AllianceBernstein Units. AXA Financial was the beneficial owner of approximately 62.8% of the AllianceBernstein Units at December 31, 2007 (including those held indirectly through its ownership of approximately 1.7% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 63.2% economic interest in AllianceBernstein.
Analytic Investors, LLC (“Analytic Investors”)
      Analytic Investors is an affiliate of Old Mutual (US) Holding Inc. and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic Investors serves pension and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies.
Batterymarch Financial Management, Inc. (“Batterymarch”)
      Batterymarch is an investment management firm that specializes in equity investments. Batterymarch is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) a global asset management firm.
BlackRock Investment Management, LLC (“BlackRock”)
      BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. (“ML & Co.”) combined with Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock, Inc. to create a new asset management company that is one of the world’s largest asset management firms. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, Inc. The PNC Financial Services Group, Inc. (“PNC”) owns approximately 33.5%, and approximately 17.5% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of BlackRock (as defined under the Investment Company Act) because of their ownership of BlackRock Inc.’s voting securities or their power to exercise a controlling influence over BlackRock Inc.’s management or policies. BlackRock is an affiliate of BlackRock Advisors, LLC and is an indirect wholly owned subsidiary of BlackRock, Inc.
Capital Guardian Trust Company (“Capital Guardian”)
      Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore, and Tokyo.

ClearBridge Advisors, LLC (“ClearBridge”)
      ClearBridge is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (which included Salomon Brothers Asset Management Inc (“SaBam”), the former manager of the Large-Cap Value Portfolio) and is a wholly-owned subsidiary of Legg Mason, Inc, a financial services holding company.
Columbia Management Advisors, LLC (“Columbia Management”)
      Columbia Management is a registered investment adviser and is an indirect wholly-owned subsidiary of Bank of America Corporation.
Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)
      Goldman Sachs (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co.
Highland Capital Management, L.P. (“Highland Capital”)
      Highland Capital is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc. of which Mr. Dondero is the sole stockholder. Highland Capital manages leveraged loans, high yield bonds, structured products, equities and other assets for banks, insurance companies, pension plans, foundations and individuals.
J.P. Morgan Investment Management Inc. (“JP Morgan”)
      JP Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JP Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co (“JP Morgan Chase”).
Janus Capital Management LLC (“Janus”)
      Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus Capital Management LLC is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital Management LLC, with the remaining 5% held by Janus Management Holdings Corporation.
Jennison Associates LLC (“Jennison”)
      Jennison is a registered investment adviser founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. Today, Jennison manages assets using multiple investment styles. Jennison, organized under the laws of Delaware as a single member limited liability company, whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct wholly-owned subsidiary of Prudential Financial, Inc., a large financial services company.
Lazard Asset Management LLC (“Lazard”)
      Lazard, a subsidiary of Lazard Frères & Co. LLC (“Lazard Frères”), a Delaware limited liability company, is registered as an investment adviser with the SEC. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Fund.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
      Loomis Sayles was organized in 1926 and is one of the country’s oldest investment management firms. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis Global Asset Management Holdings, LLC. Natixis Global Asset Management, L.P. (“Natixis U.S.”) owns the entire limited partnership interest in Loomis Sayles. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.
      Natixis U.S. is part of Natixis Global Asset Management (France), an international asset management group based in Paris, France that is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne and the Banque Federale des Banques Populaires (“BFBP”) a financial institution owned by regional cooperative banks known as the Banques Populaires.
MFS Investment Management (“MFS”)
      Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc., (a diversified financial services company).
NFJ Investment Group L.P. (“NFJ”)
      NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group Inc., the predecessor to NFJ, commenced operations in 1989. NFJ is an indirect subsidiary of Allianz Global Investors of America LP (“AGI LP”). Allianz (SE) is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. Allianz Global Investors U.S. Equities LLC, NFJ’s limited partner, owns more than 75% of the partnership. NFJ Management Inc., NFJ’s general partner, owns less than 5% of the partnership.
OppenheimerFunds, Inc. (“Oppenheimer”)
      Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company and is one of the largest mutual fund companies in the United States. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.
Pacific Investment Management Company LLC (“PIMCO”)
      PIMCO is an investment management firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America LP, (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with one member, Allianz Global Investors U.S. Holding LLC, which is a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft. Allianz Global Investors Aktiengesellschaft is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungsgesellschaft mbH and 74.47% by Allianz Societas Europaea (“Allianz SE”). Allianz-Argos 6 Vermogensverwaltungsgesellschaft is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly-owned by Allianz SE. Allianz of America, Inc. is wholly-owned by AllianzSE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America LP. Allianz SE is a European-based, multinational insurance and financial services holding company.
      Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transaction with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolio’s ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios’ ability to take advantage of market opportunities, or their overall performance.
Van Kampen
      Morgan Stanley Investment Management Inc. (“MSIM”) is a subsidiary of Morgan Stanley and does business in certain instances (including in its role as sub-adviser to these Portfolios) under the name Van Kampen. Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad.
Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
      Vaughan Nelson was formed in 1970. Vaughan Nelson provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan Nelson Investment Management, Inc. and all limited partnership interests are wholly-owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US has 14 principal subsidiaries or affiliated asset management firms, one of which is Vaughan Nelson.
      Natixis US is part of Natixis Global Asset Management (France), an international asset management group based in Paris, France, that is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne (“CNCE”), a financial institution owned by French regional savings banks known as the Caisses d’Epargne and the Banque Federale des Banques Populaires (“BFBP”), a financial institution owned by regional cooperative banks known as the Banques Populaires.
Sub-Advisory Fee Schedule
      For the services provided, the Adviser pays a monthly fee to each Portfolio Manager based on an annual percentage of the average daily net assets of the portfolios they manage according to the following schedule:

Annual Sub-Advisory Fee as of 5/1/08
Portfolio Manager	Portfolio	(as a percentage of average daily net assets)

Alger	Small-Cap Growth[1]	0.60% on first $100 million 0.45% on next $150 million 0.40% on excess

AllianceBernstein	International Value[1]	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

Analytic Investors	Long/Short Large-Cap[2]	0.45% on first $100 million
0.40% on excess

Annual Sub-Advisory Fee as of 5/1/08
Portfolio Manager	Portfolio	(as a percentage of average daily net assets)

Batterymarch	International Small-Cap	0.70% on first $100 million 0.60% on next $100 million 0.50% on excess

BlackRock	Equity Index Small-Cap Index	On combined net assets: 0.04% on first $300 million 0.02% on excess

Capital Guardian	Diversified Research	0.50% on first $150 million 0.45% on next $150 million 0.35% on next $200 million 0.30% on next $500 million 0.275% on next $1 billion 0.25% over $2 billion

	Equity	0.34%

ClearBridge	Large-Cap Value[1]	0.45% on first $100 million 0.40% on next $100 million 0.35% on next $200 million 0.30% on next $350 million 0.25% on next $250 million 0.20% on excess

Columbia Management	Technology	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

Goldman Sachs	Short Duration Bond[1]	0.25% on first $50 million 0.20% on next $50 million 0.17% on next $100 million 0.13% on next $100 million 0.10% on next $700 million 0.07% on excess

Highland Capital	Floating Rate Loan	0.50%

JP Morgan	Diversified Bond	0.225% on first $300 million 0.15% on next $1.7 billion 0.10% on excess

	Long/Short Large-Cap[2]	0.65%

Janus	Growth LT1	0.45% on first $25 million
	Focused 30	0.40% on next $125 million 0.35% on next $850 million 0.30% on next $1 billion 0.25% on excess

Jennison	Health Sciences	0.50% on first $100 million 0.475% on next $150 million 0.45% on next $250 million 0.425% on excess

Annual Sub-Advisory Fee as of 5/1/08
Portfolio Manager	Portfolio	(as a percentage of average daily net assets)

Lazard	Mid-Cap Equity[1] (formerly called Mid-Cap Value)	0.35% on first $1 billion 0.30% on next $1 billion 0.25% on excess

Loomis Sayles	Large-Cap Growth[1]	0.45% on first $25 million 0.40% on next $225 million 0.30% on next $1.75 billion 0.25% on excess

MFS	International Large-Cap[1]	0.45% on first $500 million 0.40% on next $500 million 0.375% on next $1 billion 0.35% on excess

NFJ	Small-Cap Value[1]	0.40% on first $500 million 0.35% on excess

Oppenheimer	Multi-Strategy Main Street Core Emerging Markets	0.23%

PIMCO	Managed Bond[1,3]	0.25% on first $1 billion
0.225% on excess

	Inflation Managed[1]	0.25% on the first $1 billion 0.20% on the excess

Van Kampen	Comstock[1] Mid-Cap Growth[1] Real Estate[1]	On combined net assets: 0.35% on first $2 billion 0.32% on next $1 billion 0.30% on excess

Vaughan Nelson	Small-Cap Equity	0.40% on first $500 million 0.35% on excess

[1]	When determining the breakpoint rates, the combined average daily net assets of the Pacific Select Fund Portfolio are aggregated with the corresponding Fund of Pacific Life Funds with the same manager.

[2]	Analytic Investors and JP Morgan are co-managers of the Long/Short Large-Cap Portfolio. Each manager is paid based on the average daily net assets of the portion of the portfolio it manages.

[3]	Should the aggregate assets (together the assets of the Managed Bond and Inflation Managed Portfolios of Pacific Select Fund and the PL Managed Bond and PL Inflation Managed Funds of Pacific Life Funds) fall below $3 billion, the Adviser will pay the manager an annual percentage of 0.25% of the portfolio’s average daily net assets.

Sub-Advisory Fees Paid or Owed

Portfolio Manager	Portfolio	2007	2006	2005

Alger	Small-Cap Growth[1]	$3,063,523	$2,418,999	$2,077,490
AllianceBernstein	International Value[2]	10,459,805	7,115,013	5,538,023
Analytic Investors, JP Morgan	Long/Short Large-Cap[3]	N/A	N/A	N/A
Batterymarch	International Small-Cap[4]	5,128,945	2,202,196	N/A
BlackRock	Equity Index[5]	498,000	504,113	445,850
	Small-Cap Index[5]	315,754	273,623	291,583
Capital Guardian	Diversified Research	5,237,596	4,780,829	3,324,038
	Equity[6]	968,749	961,664	1,046,850
ClearBridge	Large-Cap Value[7]	6,966,752	5,655,856	5,481,328
Columbia Management	Technology[8]	550,814	593,144	454,159
Goldman Sachs	Short Duration Bond	1,660,229	1,740,315	1,531,837
Highland Capital	Floating Rate Loan[4]	2,420,777	N/A	N/A
JP Morgan	Diversified Bond[4]	2,514,766	846,234	N/A
Janus	Growth LT	6,302,637	5,700,492	5,875,300
	Focused 30	1,140,853	805,381	488,159
Jennison	Health Sciences[9]	653,147	675,319	629,619
Lazard	Mid-Cap Equity[10]	12,538,838	9,556,534	6,379,229
Loomis Sayles	Large-Cap Growth[11]	3,797,959	4,302,581	5,252,584
MFS	International Large-Cap	13,311,141	13,198,262	9,120,491
NFJ	Small-Cap Value	2,452,592	2,199,823	2,127,856
Oppenheimer	Multi-Strategy	1,137,583	1,220,984	1,374,200
	Main Street Core	5,612,682	4,709,862	3,916,323
	Emerging Markets	4,202,118	3,115,180	2,143,409
PIMCO	Managed Bond	10,717,950	8,998,492	8,169,886
	Inflation Managed	9,059,990	7,848,390	6,425,011
Van Kampen	Comstock	7,471,101	4,275,098	2,903,208
	Mid-Cap Growth	4,138,208	2,466,787	825,529
	Real Estate	3,745,315	3,467,497	2,677,099
Vaughan Nelson	Small-Cap Equity[4]	1,238,556	346,297	148,422

[1]	Alger began managing the Small-Cap Growth Portfolio on May 1, 2007. For the period May 1, 2005 through April 30, 2007, Neuberger Berman Management Inc. served as Portfolio Manager. For the period January 1, 2005 through April 30, 2005, Putnam Investment Management, LLC served as the Portfolio Manager.

[2]	AllianceBernstein began managing the International Value Portfolio on May 1, 2006. For the period January 1, 2005 through April 30, 2006, Lazard served as the Portfolio Manager.

[3]	The Long/ Short Large-Cap Portfolio commenced operations on May 1, 2008.

[4]	The International Small-Cap and Diversified Bond Portfolios commenced operations on May 1, 2006. The Floating Rate Loan Portfolio commenced operations on May 1, 2007. The Small-Cap Equity Portfolio commenced operations on May 1, 2005.

[5]	BlackRock began managing the Equity Index and Small-Cap Index Portfolios on May 1, 2007. For the period January 1, 2005 through April 30, 2007, Fund Asset Management, L.P. doing business as Mercury Advisors and a subsidiary of Merrill Lynch & Company, Inc. served as the Portfolio Manger.

[6]	Capital Guardian began managing the Equity Portfolio on May 1, 2005. For the period January 1, 2005 through April 30, 2005, Putnam Investment Management, LLC served as the Portfolio Manager.

[7]	ClearBridge began managing the Large-Cap Value Portfolio on May 1, 2007. For the period May 1, 2005 through April 30, 2007, Salomon Brothers Asset Management Inc. served as the Portfolio Manager.

[8]	Columbia Management began managing the Technology Portfolio on May 1, 2005. For the period January 1, 2005 through April 30, 2005, Institutional (N.A.), Inc (“INVESCO”) served as the Portfolio Manager.

[9]	Jennison began managing the Health Sciences Portfolio on May 1, 2005. For the period January 1, 2005 through April 30, 2005, INVESCO served as the Portfolio Manager.

[10]	The Mid-Cap Equity Portfolio was formerly called the Mid-Cap Value Portfolio.

[11]	Loomis Sayles began managing the Large-Cap Growth Portfolio on January 1, 2006. For the period January 1, 2005 through December 31, 2005, AIM Capital Management, Inc. was the Portfolio Manager.

     The following provides information regarding each portfolio managers’ compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the sub-advisory firms against one another. Each sub-advisory firm is a separate entity that may employ different compensation structure, may have different management requirements, and each portfolio manager may be affected by different conflicts of interests.
Compensation Structures and Methods
      The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Fund’s fiscal year ended December 31, 2007. The descriptions may include compensation benchmarks, which are chosen by the particular management firm and may or may not match a Portfolio’s benchmark index presented in the prospectus.
Alger
      An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•	the firm’s overall financial results and profitability;

•	the firm’s overall investment management performance;

•	current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•	the individual’s leadership contribution within the firm.
      While the benchmarks and peer groups used in determining the portfolio manager’s compensation may change from time to time, we use benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry. For our small-cap growth portfolios, we currently use the Russell 2000 Growth Index as well as the Lipper Small-Cap Growth Universe and the Morningstar Small Growth Universe.

AllianceBernstein
      AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for their clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
      Fixed base salary: This is generally the smallest portion of compensation. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and is not particularly sensitive to performance.
      Discretionary incentive compensation — annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices) and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specific level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/ business development efforts and client servicing; seniority/ length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
      Discretionary incentive compensation — awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernsteins’ publicly traded equity securities.
      Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.
      There are no particular benchmarks or indices that are utilized exclusively in the portfolio manager compensation process (although such portfolios or funds may otherwise be tracked using such metrics).
Analytic Investors
      Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance is measured against appropriate benchmarks. For the Analytic Core Equity Plus strategy, the benchmark can be either the S&P 500 Index or Russell 1000 Index. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.
      In October 2007, the Analytic board adopted an equity plan that allows certain key employees of the firm to hold up to 24.9% direct or indirect nonvoting equity interests in the firm. Old Mutual will maintain its majority ownership in the firm. Participants in the Analytic Investors LLC Equity Plan include our executive management team and senior investment team members. As of December 31, 2007, key employees of the firm owned in excess of 10% of the firm. That ownership percentage is expected to grow to the 24.9% range in the next few years through grants to and purchases by key employees under the equity plan.
Batterymarch
      In addition to customary employee benefits (e.g., medical coverage), compensation for investment professionals includes:

•	competitive base salaries;

•	individual performance-based bonuses based on the investment professionals’ added value to the products for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

•	corporate profit sharing; and an

•	annual contribution to a non-qualified deferred compensation plan that has a cliff-vesting requirement (i.e., they must remain employed with the firm for 31 months to receive payment).
      Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is generally not analyzed by any individual client portfolios. Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. Lastly, portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.
      Compensation for Portfolio Managers is based on all the portfolios they manage collectively, using standard benchmarks appropriate for those mandates. With respect to peer groups, we use information from the appropriate Russell universe, which in the case of the International Small-Cap Portfolio would be the Global Ex-US Equity Small Cap universe.
BlackRock
      BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Program.
      Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
      Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for each portfolio include a combination of market-based indices (e.g., The S&P 500® Index, Russell 2000 Index), certain customized indices and certain fund industry peer groups.
      BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.
      Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.
      Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
      Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Ms. Jelilian and Mr. Russo have each received awards under the LTIP.
      Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Mr. Russo and Ms. Jelilian have each participated in the deferred compensation program.
      Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Capital Guardian
      At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
      The benchmarks used to measure the performance of the Research Portfolio Coordinator for the Diversified Research Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index.
      The benchmarks used to measure performance of the portfolio managers for the Equity Portfolio include the Russell 1000 Growth Index and a customized Growth index based on the Lipper Growth Funds Index.
ClearBridge
      ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.
      ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.
Incentive Compensation
      Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).
      The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).
      The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.
      Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.
      For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.
Deferred Award
      Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
      For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
      The benchmark used to measure the performance of the portfolio manager for the Large-Cap Value Portfolio is the Russell 1000 Value Index.
Columbia Management
      The Portfolio’s portfolio manager receives all of his compensation from Columbia Management and its parent company, Columbia Management Group LLC, in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. The portfolio manager’s bonus is variable and is generally based on (1) an evaluation of the manager’s investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, Columbia Management generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager’s oversight relative to the applicable benchmarks and peer groups, emphasizing the manager’s three- and five-year performance. The primary benchmark and peer group applicable to the Portfolio are Merrill Lynch 100 Technology Index and Morningstar Specialty-Technology category, respectively. Columbia Management may also consider the portfolio manager’s performance in managing client assets in sectors and industries assigned to the manager as part of his investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
Goldman Sachs (“GSAM”)
      GSAM’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure.
      The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.
      The benchmark used to measure the performance of the portfolio managers of the Short Duration Bond Portfolio is the Merrill Lynch 1-3 Year Treasury Index.
Highland Capital (“Highland”)
      Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying accounts, the combined performance of the portfolio manager’s underlying account, relative to appropriate indices including the Credit Suisse Leveraged Loan Index, and the relative performance of the portfolio managers underlying accounts measured against other employees. Performance is evaluated over a range of time periods (e.g. 1 year, 3 year,5 year and since inception) but there are no specific guidelines as to the weights or importance placed on each period. The principal component of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

JP Morgan
      J.P. Morgan Investment Management Inc. (“JP Morgan”)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
      Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
      Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
      The benchmark for the Diversified Bond Portfolio is Lehman Aggregate Index. The peer group for the Diversified Bond Portfolio is Intermediate Term Bond. The benchmark for the Long/ Short Portfolio is S&P 500. The peer group for the Long/ Short Portfolio is Large Cap Core Equity.
Janus
      Portfolio managers and, if applicable, co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers (“CIO”) of Janus are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.
      Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
      Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

      Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.
      Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager(s).
      A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.
      Analyst Variable Compensation: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.
      CIO Variable Compensation: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.
      Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.
      The Growth LT Portfolio’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. The Focused 30 Portfolio’s Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.
Jennison
      Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.
      Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities. The factors reviewed for the portfolio managers are listed below in order of importance.
      The following factor will be reviewed for Michael A. Del Balso:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the S&P SuperComposite Health Care Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
      The following factor will be reviewed for David Chan:

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, such as the S&P SuperComposite Health Care Index, and the investment professional’s respective coverage universes;
      The following factors will be reviewed for both of the portfolio managers:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.
Lazard
      Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.
      Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

      Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.
      Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.
      Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.
      In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.
      The Managers International Equity Fund team’s compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.
      The benchmark used to measure the performance of the portfolio manager for the Mid-Cap Equity Portfolio is the Russell Midcap Index.
Loomis Sayles
      Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of two components — base salary and variable compensation. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors — investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.
      Equity managers. Investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1-, 3- and 5-year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Portfolio is the Russell 1000 Growth Index, and the peer group for the Portfolio is Large-Cap Growth Management.
      Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.
      General. Mutual funds are not included in the firm’s composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
      Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.
      Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.
      The second plan also is similarly constructed although the participants’ annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.
      Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.
      Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).
MFS
      Portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

•	Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors with more weight given to the former (generally over 60%) and less weight given to the latter.

•	The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund’s prospectus to which the Fund’s performance is compared. (With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark set forth in the Fund’s prospectus, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the Fund.)) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

•	The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).
      Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
      Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.
      The benchmark used to measure the performance of the portfolio managers for the International Large-Cap Portfolio is the MSCI EAFE Index.
NFJ
      Contractual agreements provide the portfolio managers, who are Managing Directors of NFJ, with competitive salaries and all benefits provided to the senior executives of Allianz Global Investors. The managing directors are paid a base salary, which is reviewed annually and compared to the market rates paid for other similarly situated investment professionals with commensurate experience. They are eligible for the NFJ Investment Group Non-Qualified Profit Sharing Plan, which pays the individuals a percentage of the Operating Profit Available for Distribution based on a percentage set by the company’s Management Board. Compensation is tied to successful job performance and growth in assets under management. In addition, all managing directors are eligible for voluntary participation in the NFJ Deferred Award Plan.
      There is no difference between the structure and method used to compensate the portfolio manager assigned to the Portfolio’s account and other portfolio managers in the company.

Oppenheimer
      Portfolio managers are employed and compensated by Oppenheimer (the “Manager”), not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007 each Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.
      The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Emerging Markets Portfolio is Lipper-Emerging Markets Funds, the Main Street Core Portfolio is Lipper-Large Cap Core, and the Multi-Strategy Portfolio is Lipper Mixed Asset Target Allocation-Moderate. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolios and other funds managed by the Portfolio Managers. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolios, described above. The compensation structure of other portfolios managed by the Portfolio Managers is different from the compensation structure of the portfolios, described above. A portion of the Portfolio Manager’s compensation with regard to that portfolio may, under certain circumstances, include an amount based in part on the amount of the portfolio’s management fee.
PAM
      PAM strives to provide pay programs that will attract, retain, and motivate qualified employees. The pay programs and structures are designed to establish equitable and competitive pay levels for employees while recognizing differences in responsibilities and individual performance. PAM’s goal is to link total annual compensation (both salary and incentive pay programs) to organizational and personal performance. Company and division performance and the portfolio manager’s performance directly impact the amount of total compensation they receive each year. PAM offers a multi-level compensation structure for portfolio managers:

•	Fixed compensation is given as a base salary. The base salary is a combination of factors including experience, responsibilities, skills, expectations, and market considerations. Salary increases are awarded in recognition of the portfolio manager’s individual performance and an increase or change in duties and responsibilities. Job expectations are reviewed annually to ensure that they are reflected in the performance objectives of the portfolio manager.

•	Portfolio managers are eligible to receive an annual variable incentive bonus. The incentive pay program is a significant component of overall compensation based on company, division, and individual employee performance designed to link performance to pay. Company and division performance rating are based on achievement of assigned performance goals for the plan year including profit goals, Return on Equity, and specific operational and/or financial goals.

•	Additionally, the portfolio managers are eligible for traditional heath care benefits and 401(k) retirement benefits.

PIMCO
Portfolio Manager Compensation
      PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
      Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
      In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups. The benchmarks for each Portfolio are listed below.

Managed Bond Portfolio — Lehman Brothers Aggregate Bond Index

Inflation Managed Portfolio — Lehman Brothers Global Real: US Tips Index

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/ CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

      A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
      Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.
      Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
      Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
      Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
      From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.
      Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Van Kampen
      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
      Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
      Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.
      Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.
      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus1), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

[1]	The benchmarks for the Comstock, Mid-Cap Growth and Real Estate Portfolios are the Russell 1000 Value, Russell Mid-Cap Growth and the FTSE NAREIT Equity REITs Indexes, respectively.

Vaughan Nelson
      Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to the firm’s retirement plan. The variable bonus component, as a whole for all portfolio management professionals, is based upon a percentage of the firm’s operating profit, as defined. Each portfolio management professional’s participation in the variable bonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accounts qualifying for such composite relative to the Russell Universe peer group. In order to align compensation with the investment objectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting, the five year performance period as the secondary weighting and a qualitative assessment of the quality of client service provided as a tertiary weighting. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firm personnel. Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis Global Asset Management’s long-term incentive program. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.
      There is no distinction for purposes of compensation between the Funds and any other accounts managed.
Other Accounts Managed
      The following table reflects information regarding accounts, other than the portfolio, for which each portfolio manager has day-to-day management responsibilities. Such information has been provided by the applicable management firm for each Portfolio. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), this information will be reflected in a separate table below. Information is shown as of the Fund’s fiscal year-end, December 31, 2007.

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Small-Cap Growth
Jill Greenwald	6	$2,673,678,438	1	$4,430,608	48	$935,078,712

International Value
Sharon E. Fay	154	$75,852,000,000	144	$42,806,000,000	44,630	$189,534,000,000
Kevin F. Simms	154	$75,852,000,000	155	$47,730,000,000	44,630	$189,534,000,000
Henry S. D’Auria	84	$46,610,000,000	95	$36,889,000,000	753	$137,444,000,000
Long/Short Large-Cap
Harindra de Silva	17	$4,714,415,582	8	$818,283,234	19	$2,700,901,530
Dennis Bein	16	$4,558,517,118	9	$813,132,093	21	$2,651,004,748
Steven Sapra	11	$4,106,117,723	6	$675,301,799	21	$2,651,004,748
Thomas Luddy	6	$4,086,560,000	7	$2,873,080,000	35	$2,787,430,000
Susan Bao	3	$3,878,840,000	None	N/A	22	$333,510,000
International Small-Cap
Charles F. Lovejoy	6	$3,058,177,969	14	$1,633,028,735	30	$6,159,143,071
Christopher W. Floyd	6	$3,058,177,969	14	$1,633,028,735	30	$6,159,143,071

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Equity Index
Jeffrey L. Russo	20	$20,251,644,309	27	$19,635,399,275	26	$38,950,702,111
Debra L. Jelilian	25	$22,662,010,814	18	$10,597,337,547	22	$35,513,726,340

Small-Cap Index
Jeffrey L. Russo	20	$21,104,228,353	27	$19,635,399,275	26	$38,950,702,111
Debra L. Jelilian	25	$22,662,010,814	18	$10,597,337,547	22	$35,513,726,340

Diversified Research
Alan J. Wilson	13	$6,810,000,000	8	$2,230,000,000	91	$24,000,000,000

Equity
David I. Fisher	24	$25,330,000,000	29	$37,410,000,000	263	$85,600,000,000
James S. Kang	11	$4,510,000,000	6	$1,880,000,000	73	$14,790,000,000
Todd S. James	3	$1,150,000,000	3	$300,000,000	244	$7,790,000,000
Alan J. Wilson	13	$8,070,000,000	8	$2,230,000,000	91	$24,000,000,000
Eric H. Stern	11	$4,510,000,000	6	$1,880,000,000	73	$14,790,000,000

Large-Cap Value
Robert Feitler	4	$1,940,000,000	1	$60,000,000	5,497	$2,840,000,000
Dmitry Khaykin	4	$1,940,000,000	1	$60,000,000	5,497	$2,840,000,000

Technology
Wayne M. Collette	11	$2,790,000,000	1	$1,000,000	48	$333,000,000

Short Duration Bond
Jonathan A. Beinner	34	$27,075,000,000	78	$28,615,000,000	1,831	$168,591,000,000
James B. Clark	16	$9,778,000,000	31	$12,134,000,000	280	$62,144,000,000
Thomas J. Kenny	34	$27,075,000,000	78	$28,615,000,000	1,831	$168,591,000,000
James McCarthy	8	$4,356,000,000	1	$73,000,000	62	$29,980,000,000
Christopher Sullivan	16	$9,778,000,000	31	$12,134,000,000	280	$62,144,000,000

Floating Rate Loan
Mark Okada	14	$8,088,000,000	30	$21,227,000,000	None	N/A
R. Joseph Dougherty	13	$7,239,000,000	1	$359,000,000	None	N/A
Brad Borud	16	$7,373,000,000	None	N/A	None	N/A

Diversified Bond
Timothy N. Neumann	7	$4,310,250,000	5	$2,846,750,000	66	$9,302,250,000

Growth LT
Jonathan D. Coleman	5	$15,227,090,724	None	N/A	2	$33,180,870
Daniel Riff	6	$15,819,920,742	None	N/A	3	$34,693,910

Focused 30
Ron V. Sachs	5	$5,670,461,068	None	N/A	1	$287,884,692

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Health Sciences
David Chan	1	$987,235,0000	None	N/A	None	N/A
Michael A. Del Balso	12	$10,291,718,000	5	$1,354,773,000	11 [1]	$1,115,738,000 [1]

Mid-Cap Equity (formerly Mid-Cap Value)
Andrew D. Lacey	8	$9,263,577,425	46	$1,206,837,197	489	$3,876,789,582
Christopher H. Blake	7	$9,254,675,001	16	$627,823,631	94	$1,319,701,988
Gary Buesser	7	9,254,675,001	16	$627,823,631	94	$1,319,701,988
Robert A. Failla	7	9,254,675,001	25	1,663,632,683	61	$3,353,348,968

Large-Cap Growth
Mark B. Baribeau	10	$3,551,752,112	6	$479,304,337	143	$4,559,755,592
Pamela N. Czekanski	8	$2,565,849,732	6	$479,304,337	144	$4,638,536,865
Richard D. Skaggs	8	$2,565,849,732	6	$479,304,337	109	$4,484,034,027
International Large-Cap
David R. Mannheim	16	$11,500,000,000	5	$2,300,000,000	89	$24,300,000,000
Marcus L. Smith	12	$10,000,000,000	2	$120,000,000	26	$6,800,000,000

Small-Cap Value
Benno J. Fischer	19	$18,461,398,174	5	$199,293,796	59	$19,704,287,213
Paul A. Magnuson	15	$16,614,863,286	4	$191,209,735	53	$18,412,014,566
R. Burns McKinney	16	$18,405,932,445	4	$191,209,735	49	$17,505,089,747

Multi-Strategy
Emmanuel Ferreira	2	$507,000,000	None	N/A	None	N/A
Angelo Manioudakis	15	$12,516,000,000	None	N/A	6	$811,000,000

Main Street Core
Nikolaos D. Monoyios	22	$27,260,000,000	None	N/A	None	N/A
Marc R. Reinganum	9	$14,619,000,000	None	N/A	None	N/A

Emerging Markets
Justin M. Leverenz	4	$13,025,000,000	2	$380,000,000	5	$606,000,000

Money Market
Brendan L. Collins	1	$24,925,569	None	N/A	62	$27,449,456,670
Brian M. Robertson	None	N/A	None	N/A	None	N/A

High Yield Bond
Michael Long	None	N/A	2	13,690,570	None	N/A
Jason Rosiak	None	N/A	None	N/A	3	$283,207,345

Managed Bond
William H. Gross	36	$157,683,550,000	16	$7,585,610,000	45	$23,192,290,000

Inflation Managed
Mihir P. Worah	15	$31,185,509,816	23	$3,847,414,198	29	$10,700,183,420

	ASSET BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Comstock
B. Robert Baker, Jr.	18	$30,734,855,846	1	$671,039,889	13,252	$2,554,294,172
Kevin C. Holt	18	$30,734,855,846	1	$671,039,889	13,252	$2,554,294,172
Jason S. Leder	18	$30,734,855,846	1	$671,039,889	13,252	$2,554,294,172
Devin E. Armstrong	18	$30,734,855,846	1	$671,039,889	13,252	$2,554,294,172
James N. Warwick	18	$30,734,855,846	1	$671,039,889	13,252	$2,554,294,172

Mid-Cap Growth
Dennis P. Lynch	37	$32,189,208,866	5	$1,525,680,441	7,247	$1,981,330,357
David S. Cohen	37	$32,189,208,866	5	$1,525,680,441	7,247	$1,981,330,357
Sam Chainani	37	$32,189,208,866	5	$1,525,680,441	7,247	$1,981,330,357
Alexander Norton	37	$32,189,208,866	5	$1,525,680,441	7,247	$1,981,330,357
Jason Yeung	37	$32,189,208,866	5	$1,525,680,441	7,247	$1,981,330,357

Real Estate
Theodore R. Bigman	17	$12,616,659,742	7	$4,118,003,066	940	$6,559,033,134

Small-Cap Equity
Chris D. Wallis	10	$380,904,407	7	$141,947,274	211	$4,163,849,102
Scott J. Weber	10	$380,904,407	5	$62,625,161	143	$2,732,724,677

[1]	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
     The following table reflects information regarding accounts other than the portfolio for which each portfolio manager has day-to-day management responsibilities with respect to which the advisory fee is based on account performance. Information is shown as of the Fund’s fiscal year-end, December 31, 2007.

	PERFORMANCE BASED FEES

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts

Portfolio and	Number of	Total Assets		Number of	Total Assets in the	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts		Accounts	Accounts	Accounts	in the Accounts

International Value
Sharon E. Fay	3		$12,345,000,000	1	$1,506,000,000	140	$28,882,000,000
Kevin F. Simms	3		$12,345,000,000	2	$2,661,000,000	140	$28,882,000,000
Henry S. D’Auria	2		$5,639,000,000	1	$1,505,000,000	128	$26,339,000,000

Long/Short Large-Cap
Harinda De Silva	None	$	N/A	16	$1,469,372,912	14	$2,061,301,447
Dennis Bein	None	$	N/A	15	$1,616,205,481	13	$1,261,301,447
Steven Sapra	None	$	N/A	8	$850,532,796	8	$770,443,963

International Small-Cap
Charles F. Lovejoy	None		N/A	None	N/A	1	$45,857,160
Christopher W. Floyd	None		N/A	None	N/A	1	$45,857,160

Equity Index
Jeffrey L. Russo	None		N/A	None	N/A	2	$4,229,663,703
Debbie Jelilian	None		N/A	None	N/A	1	$3,563,742,267

	PERFORMANCE BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in the	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	Accounts	Accounts	in the Accounts

Small-Cap Index
Jeffrey L. Russo	None	N/A	None	N/A	2	$4,229,663,703
Debbie Jelilian	None	N/A	None	N/A	1	$3,563,742,267

Diversified Research
Alan J. Wilson	None	N/A	None	N/A	4	$2,080,000,000

Equity
David I. Fisher	1	$1,160,000,000	None	N/A	8	$3,590,000,000
James S. Kang	None	N/A	None	N/A	2	$1,570,000,000
Alan J. Wilson	None	N/A	None	N/A	4	$2,080,000,000
Eric H. Stern	None	N/A	None	N/A	2	$1,570,000,000

Large-Cap Value
Dmitry Khaykin	1	$1,280,000,000	None	N/A	None	N/A
Robert Feitler	1	$1,280,000,000	None	N/A	None	N/A

Technology
Wayne Collette	None	N/A	None	N/A	1	$85,600,000

Short Duration Bond
Jonathan A. Beinner	None	N/A	19	$5,798,000,000	84	$28,461,000,000
James B. Clark	None	N/A	12	$4,630,000,000	17	$4,630,000,000
Thomas J. Kenny	None	N/A	19	$5,798,000,000	84	$28,461,000,000
James McCarthy	None	N/A	None	N/A	5	$4,514,000,000
Christopher Sullivan	None	N/A	12	$4,630,000,000	17	$4,630,000,000

Floating Rate Loan
Mark Okada	None	N/A	26	$19,821,000,000	None	N/A

Focused 30
Ron V. Sachs	None	N/A	None	N/A	1	$287,884,692

Large-Cap Growth
Mark B. Baribeau	None	N/A	1	$123,243,584	None	N/A
Pamela N. Czekanski	None	N/A	1	$123,243,584	None	N/A
Richard D. Skaggs	None	N/A	1	$123,243,584	None	N/A

International Large-Cap
David R. Mannheim	None	N/A	None	N/A	12	$3,200,000,000
Marcus L. Smith	None	N/A	None	N/A	1	$455,300,000

Managed Bond
William H. Gross	None	N/A	3	$836,980,000	21	$19,071,410,000

Inflation Managed
Mihir P. Worah	None	N/A	None	NA	10	$1,315,177,785

PERFORMANCE BASED FEES

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets in the	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	Accounts	Accounts	in the Accounts

Real Estate
Theodore R. Bigman	None	N/A	None	N/A	10	$748,361,443
Material Conflicts of Interest
      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a portfolio of the Fund may be presented with the following potential conflicts:
Alger
      Alger’s portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, Alger has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.
AllianceBernstein
      AllianceBernstein acknowledges that conflicts of interest are inherent in their business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitors to ensure that all clients are treated equitably.
      Employee Personal Trading: AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest that may arise when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual

Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.
      Managing Multiple Accounts for Multiple Clients: AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
      Allocating Investment Opportunities: AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
      AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
      To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Analytic Investors
      Personal Accounts. The intent of Analytic’s policy is to prohibit employees from acquiring securities for their own personal accounts or in the accounts of family members, without special circumstances which may arise that call for the allowance of such transactions. For example, employees may continue to hold securities held prior to joining Analytic or may be allowed to acquire securities granted from a spouse’s participation in stock options compensation. Thus, while minimized, there is still a potential conflict of interest in that portfolio managers could own a security in Analytic’s investable universe. To minimize such conflicts, Analytic’s Code of Ethics requires all employees to pre-clear any security transactions with the firm’s Review Committee. The Code of Ethics also requires employees to regularly report to Analytic Investors’ Chief Compliance Officer the securities that the employee beneficially owns.
      Different fee schedules: Performance Based Fees and Non-Performance Based Fees. Sophisticated clients may be offered the choice of performance based fees or some other arrangement not dependent on performance. This could create a conflict of interest because there is theoretically more incentive for the investment team to have performance based fee accounts perform well over accounts with different fee arrangements. However, because of the model-driven and team-driven approach to investment management employed by Analytic and the fact that the accounts are continually monitored and need to share similar characteristics per strategy, this conflict of interest is minimized at Analytic.
      Investment Opportunities and Trade Rotation. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of accounts and/or investment strategies. In addition, Analytic has the discretion to decide when to trade accounts and strategies. Analytic’s model-driven and team-driven approach minimizes these potential conflicts of interest as does our monitoring and compliance program. Analytic has developed an in-house portfolio management system that used to monitor trading practices and portfolio holdings for accounts to check for compliance with guidelines and restrictions for the strategy.
      Directed Brokerage. While Analytic has discretion to select brokers for the execution of trades for most clients’ accounts under management, Analytic will allow some clients to direct brokerage as long as that broker is deemed to provide competitive price and execution. A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time. To minimize this conflict, when a portfolio manager is trading the same security with multiple brokers due to directed brokerage arrangement, he/she will try to deliver such orders simultaneously to such brokers.
Batterymarch
      Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

Allocation of Limited Investment Opportunities
      If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

      Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not “clone” client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially-Filled Transactions in Securities
      Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (i.e., Contradictory) Transactions in Securities
      Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.
      In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a “buy” by its stock selection model.
      Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients’ long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.
      Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

Selection of Brokers/Dealers
      In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch’s judgment of that broker’s superior execution capabilities and/or as a result of Batterymarch’s perceived value of the broker’s research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch’s behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser’s receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch’s clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

Personal Securities Transactions
      Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch’s supervised persons, to the extent not prohibited by Batterymarch’s Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.
      Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds’ investment holdings, which is non-public information.
      To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders’ interests in funds managed by Batterymarch).
      Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.
      Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.
BlackRock
      BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolios. In this connection, it should be noted that Ms. Jelilian and Mr. Russo each currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers each assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
Capital Guardian (“CGTC”)
      CGTC has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
ClearBridge
      Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers.
      The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
      These potential conflicts include:
      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
      Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.
      Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
Columbia Management
      Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. Columbia Management and the Directors of the Portfolio have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. Certain of these conflicts of interest are summarized below.
      The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.
      Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to

Columbia Management’s Code of Ethics and certain limited exceptions, Columbia Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.
      A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts management by a particular portfolio manager have different investment strategies.
      A portfolio manager may be able to select or influence the selection of the broker/ dealers that are used to execute securities transactions for the Portfolio and other funds or accounts. A portfolio manager’s decision as to the selection of broker/ dealers could produce disproportionate costs and benefits among the Portfolio and the other accounts the portfolio manager manages.
      A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Portfolio and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, Columbia Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if a portfolio manager favors one account over another in allocating the securities purchased or sold.
      “Cross trades,” in which a portfolio manager sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. Columbia Management and the Fund’s Directors have adopted compliance procedures that provide that any transactions between the portfolio and another Columbia-advised account are to be made at an independent current market price, consistent with applicable laws and regulations.
      Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager. Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for the Portfolio, even though it could have been bought or sold for the Portfolio at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.
      In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
      Columbia Management or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
      Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Portfolio may arise from the financial services activities of Bank of America and its affiliates, including the investment advisory/management services it provides for clients and customers other than the Portfolio. In this regard, Bank of America is a major financial services company, engaged in a wide range of financial activities beyond the mutual fund-related activities of Columbia Management, including, among others, commercial banking, investment banking, broker/ dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Portfolio.
      Part 1A of Columbia Management’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about Columbia Management’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.
      The Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolio and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia Management, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia Management, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio.
Goldman Sachs (“GSAM”)
      GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
      GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
Highland Capital (“Highland”)
      Highland has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, Highland furnishes advisory services to numerous clients in addition to the Fund, and Highland may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to Highland or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, Highland, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale Highland recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that Highland, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, Highland may refrain from rendering any advice or services concerning securities of companies of which any of Highland’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which Highland or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, Highland includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
      Highland, its affiliates or their partners, directors, officers and employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, Highland will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, Highland will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients. While Highland does not believe there will be frequent conflicts of interest, if any, Highland and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between Highland’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of Highland and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Highland’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
JP Morgan
      The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
      Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

      JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
      A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
      As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
      The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
      Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed.

Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
      Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Janus
      The portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.
Jennison
      In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
      Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
      Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
      In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.
Lazard
      Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
      Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.
      A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.
Loomis Sayles
      The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.
MFS
      MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Portfolios and other accounts and has adopted policies and procedures designed to address such potential conflicts.
      The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. In most cases, however, MFS believes that the Portfolios’ ability to participate in volume transactions will produce better executions for the Portfolios.

      MFS does not receive a performance fee for its management of the Portfolios. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolios — for instance, those that pay a higher advisory fee and/or have a performance fee.
NFJ
      For standard clients who request access to certain investment opportunities, the portfolio manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

•	Prior to placing a trade, portfolio managers specify their initial allotment. The initial order is documented and electronically time stamped.

•	Orders for the same investment are aggregated by the Trading desk.

•	Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.
      It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm’s policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases and sales.
      General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned relevant portfolio manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.
Oppenheimer
      As indicated above under “Other Accounts Managed”, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Portfolios. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the portfolio manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolios. Not all funds and accounts advised by the manager have the same management fee. If the management fee structure of another fund is more advantageous to the manager than the fee structure of the Portfolios, the manager could have an incentive to favor the other fund. However, the manager’s compliance procedures and Code of Ethics recognize the manager’s fiduciary obligations to treat all of its clients, including the Portfolios, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolios, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolios.

PAM
      While material conflicts of interests may arise with respect to management of a portfolio by the portfolio manager, PAM has adopted policies and procedures to address any potential material conflicts, should they arise. In particular, trade allocation and affiliated persons transaction policies and procedures include controls and reviews to detect and monitor potential material conflicts.
PIMCO
      From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.
      Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
      Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
      Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
      Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.
Van Kampen
      Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Vaughan Nelson
      The potential for certain conflicts of interest are inherent in the investment advisory business and other conflicts of interest arise when a portfolio manager has day-to-day responsibilities with respect to more than one investment account. A description of certain potential conflicts of interest that may arise are noted below.
      Allocation of Investment Opportunities — a conflict may arise when a portfolio manager manages other accounts that have higher advisory fees and/or performance fees which may serve as an incentive to favor such accounts over the Fund. This conflict is mitigated by the fact that Vaughan Nelson generally trades all portfolios within an investment strategy to a common model. Additionally, a conflict may exist in the allocation of an investment opportunity amongst differing investment strategies with which the portfolio manager is involved.
      Allocation of Securities Traded — a conflict may arise in the allocation of securities traded to potentially favor accounts that have higher advisory fees and/or performance fees by allocating a profitable trade to that type of account. Vaughan Nelson allocates all trades on a prorata basis using the daily average price obtained.
      Allocation of Portfolio Manager Time — a conflict may exist when a portfolio manager has responsibilities for more than one investment strategy or when a portfolio manager manages client accounts with differing fee schedules which may influence the amount of time and attention given to a particular account.
      Conflicting Position in Security — a perceived conflict may arise if, in the course of providing services to clients, a particular security is being purchased for one portfolio while being sold in another portfolio. Due to the various investment mandates undertaken by the firm with differing risk tolerances, investment horizons and/or investment objectives, the firm may give advice to one client that may be the same as, or differ from, the advice given to another client.
      Personal Accounts — a conflict may exist between investment decisions to buy, hold or sell securities for client accounts and the actions taken by personnel within the firm to buy, hold or sell securities for their personal accounts. Vaughan Nelson has a Code of Ethics in place which covers employees personal trading to ensure our fiduciary duty to clients is upheld and that interests of clients are upheld first and foremost.
      Portfolio managers, as well as all employees, are required to comply the policies and procedures put in place by Vaughan Nelson that are designed to address, monitor and mitigate the above potential conflicts of interest and to aid in ensuring that investment opportunities are allocated fairly and that all client accounts, taken as a whole, are treated equitably.
Beneficial Interest of Portfolio Managers
      As of the Fund’s fiscal year end December 31, 2007, there were no fund shares beneficially owned by any portfolio managers. In order to own securities of the Fund, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract. Portfolio managers are not required to own shares of the Fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the Portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Portfolio’s performance.
Investment Adviser to the Master Funds
      The investment adviser to the Master Funds, Capital Research and Management Company (“CRMC”), located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of experienced investment professionals. CRMC is a wholly-owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries.
      The Investment Advisory and Service Agreement (the “CRMC Agreement”) between the Master Funds and CRMC will continue in effect until December 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (ii) the vote of a majority of the trustees of the Master Fund who are not parties to the CRMC Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The CRMC Agreement provides that CRMC has no liability to the Master Fund for its acts or omissions in the performance of its obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the CRMC Agreement. The CRMC Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the CRMC Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
      As compensation for its services, CRMC receives a monthly investment advisory fee which is accrued daily, from each Master Fund, and indirectly from each Feeder Portfolio as a shareholder in its corresponding Master Fund, calculated at the annual rates of:
      For the Master Growth Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion; plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion; plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion; plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion; plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion; plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion; plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion; plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.285% on net assets in excess of $27.0 billion.
      For the Master Growth-Income Fund CRMC receives 0.50% of the first $600 million of net assets; plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion; plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion; plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion; plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion; plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion; plus 0.242% on net assets greater than $10.5 billion but not exceeding $13.0 billion; plus 0.235% on net assets greater than $13.0 billion but not exceeding $17.0 billion; plus 0.23% on net assets greater than $17.0 billion but not exceeding $21.0 billion; plus 0.225% on net assets greater than $21.0 billion but not exceeding $27.0 billion; plus 0.222% on net assets in excess of $27.0 billion.
      For more information regarding CRMC, the investment adviser to the Master Funds, see the Master Funds’ statement of additional information which is delivered together with this SAI.

Distribution of Fund Shares
      Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s Distributor pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Fund’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares. PSD is not paid any compensation from the Fund under the Distribution Contract, although PSD is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers.
      Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s Portfolios and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of the Fund, and spouses/guests of the foregoing. The Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers. PSD serves as the Fund’s Distributor.
Purchases and Redemptions
      Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Long/Short Large-Cap, International Small-Cap, Diversified Research, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Value, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and Small-Cap Equity Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Long/Short Large-Cap, International Small-Cap, Diversified Research, American Funds Growth-Income, American Funds Growth, Technology, Short Duration Bond, Floating Rate Loan, Diversified Bond, Focused 30, Health Sciences, Mid-Cap Equity (formerly called Mid-Cap Value), Large-Cap Growth, International Large-Cap, Small-Cap Index, Small-Cap Growth, Small-Cap Value, Emerging Markets, Large-Cap Value, Comstock, Mid-Cap Growth, Real Estate and Small-Cap Equity Portfolios are not available for Pacific Corinthian variable annuity contracts.
      Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.
      Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the

SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.
Exchanges Among the Portfolios
      Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of net premiums and on transfers of accumulated value among options available under the contract. The Fund has a policy with respect to limitations on transfers. Please refer to the Fund Prospectus for more information on the policy.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Investment Decisions
      Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.
      It also sometimes happens that the Adviser or Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services
      The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.
      There is generally no stated commission in the case of fixed-income securities, which are traded in the OTC markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.
      Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.
      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.
      As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
      During the years ended 12/31/07, 12/31/06 and 12/31/05 the Portfolios, as applicable, incurred brokerage commissions as follows:

	Year Ended		Year Ended		Year Ended
Portfolio	12/31/07[1]		12/31/06[1]		12/31/05[1]

Small-Cap Growth[2]	$1,614,701	[3]	$605,310	[3]	$400,772
International Value	2,155,316	[4]	3,366,101	[4]	1,260,657
Long/Short Large-Cap[5]	N/A		N/A		N/A
International Small-Cap	2,228,299		1,091,349		N/A
Equity Index	30,029		55,074	[6]	13,391
Small-Cap Index	319,009		224,023		72,773
Diversified Research	812,452		765,069		652,138
Equity	175,846		200,207		603,347
Large-Cap Value	857,274		1,339,644		3,112,365	[7]
Technology	651,548		1,068,838		919,477
Short Duration Bond	147,924		147,780		136,056	[8]
Diversified Bond	838,096		172,968		N/A
Growth LT	2,432,185		1,649,116		1,477,387
Focused 30	202,524		233,263		217,098
Health Sciences	267,454		390,287		414,480	[10]
Mid-Cap Equity (formerly called Mid-Cap Value)	7,541,424		6,174,719		5,010,126
Large-Cap Growth	2,424,022		3,014,312		2,510,538
International Large-Cap	4,640,448		5,221,542		4,250,147
Small-Cap Value	492,102		381,828		729,044
Multi-Strategy	328,832		358,493		302,426
Main Street Core	2,761,549		2,773,289		3,316,194
Emerging Markets	3,828,458		4,300,560		3,432,858
High Yield Bond	54,389		10,957		6,435
Managed Bond	2,202,009		950,218		661,943
Inflation Managed	403,214		148,952		113,798
Comstock	945,762		758,579	[10]	537,156

	Year Ended	Year Ended		Year Ended
Portfolio	12/31/07[1]	12/31/06[1]		12/31/05[1]

yMid-Cap Growth	$1,394,974	$1,071,396	[11]	$469,080
Real Estate	831,041	711,380	[12]	600,304
Small-Cap Equity	556,013	207,712		162,050

[1]	Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

[2]	Effective May 1, 2007, the portfolio manager of the Fasciano Small Equity Portfolio changed to Fred Alger Management Inc. and the name was changed to Small-Cap Growth Portfolio.

[3]	of which $17,060 and $28,189 was paid in 2007 and 2006, respectively, to Lehman Brothers Inc., an affiliate of Neuberger Berman Management Inc. and $190,182.70 was paid in 2007 to Fred Alger & Co., Inc., an affiliate of Fred Alger Management, Inc. For 2007, 11.24% of the aggregate brokerage commissions were paid to, and 12.83% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Lehman Brothers Inc. and Fred Alger & Co., Inc.

[4]	of which $93,402 and $5,191 was paid in 2007 and 2006, respectively, to Sanford C. Bernstein, Ltd., an affiliate of AllianceBernstein L.P. For 2007, 4.33% of the aggregate brokerage commissions were paid to, and 6.58% the aggregate dollar amount of transactions involving payment of commissions was effected through, Sanford C. Bernstein, Ltd.

[5]	The Long/Short Large-Cap Portfolio did not begin operations until May 1, 2008.

[6]	of which $46.75 was paid in 2006 to Merrill Lynch & Co., an affiliate of BlackRock Investment Management, LLC.

[7]	of which $155,176 was paid in 2005, to Citigroup Global Markets Inc., an affiliate of Salomon Brothers Asset Management Inc. (ClearBridge effective October 1, 2006).

[8]	of which $5,698 was paid in 2005, to Goldman, Sachs & Co., an affiliate of Goldman Sachs Asset Management, L.P.

[9]	of which $2,667 was paid from May 1, 2005 through December 31, 2005 to Wachovia Capital Markets, LLC, an affiliate of Jennison Associates LLC, who began managing the portfolio on May 1, 2005.

[10]	of which $4,622 and $2,156 was paid in 2007 and 2006, respectively, to Morgan Stanley & Co., an affiliate of Van Kampen. For 2007, 0.49% of the aggregate brokerage commissions were paid to, and 0.33% of the aggregate dollar amount of transactions involving payment of commissions was effected through, Morgan Stanley & Co.

[11]	of which $38,567 and $330.86 was paid in 2007 and 2006, respectively, to Morgan Stanley & Co., an affiliate of Van Kampen. For 2007, 2.76% of the aggregate brokerage commissions were paid to, and 1.82% of the aggregate dollar amount of transactions involving payment of commissions was effected through Morgan Stanley & Co.

[12]	of which $928 was paid in 2007 to Morgan Stanley & Co., an affiliate of Van Kampen. For 2007, 0.11% of the aggregate brokerage commissions were paid to, and 0.10% of the aggregate dollar amount of transactions involving payment of commissions was effected through Morgan Stanley & Co.

     During the year ended December 31, 2007, the Equity Index, Small-Cap Index, International Value, Diversified Research, Equity, Large-Cap Value, Short Duration Bond, Diversified Bond, Focused 30, Large-Cap Growth, International Large-Cap, Small-Cap Value, Multi-Strategy, Main Street Core, Managed Bond, Inflation Managed, Comstock and Small-Cap Equity Portfolios acquired and sold securities of their regular broker-dealers and/or the parent company.
      As of December 31, 2007 each Portfolio listed below acquired and held securities of its regular broker-dealers and/or the parent company of its regular broker-dealers:

Portfolio	Securities	Value

		(in thousands)
International Value	Credit Suisse Group	$47,988
	Deutsche Bank	50,630
Equity Index	Citigroup Inc.	23,682
	The Goldman Sachs Group Inc.	13,862
	The Bear Stearns Cos Inc	1,625
	Wachovia Corp	12,106
Small-Cap Index	Knight Trading Group Inc.	1,499
Equity	The Goldman Sachs Group Inc.	2,559
	JPMorgan Chase & Co	672

Portfolio	Securities	Value

		(in thousands)
Diversified Research	JPMorgan Chase & Co.	$27,378
Large-Cap Value	Merrill Lynch & Co. Inc.	35,010
Diversified Bond	Barclays Bank PLC	5,350
	Lehman Brothers Holdings Inc.	17,877
	Merrill Lynch & Co., Inc.	9,515
	Morgan Stanley	16,153
	The Goldman Sachs Group Inc.	3,453
	Citigroup Inc.	7,328
	CS First Boston	4,200
	Deutsche Bank	4,611
Focused 30	UBS AG	6,904
	The Goldman Sachs Group Inc.	14,504
Large-Cap Growth	The Goldman Sachs Group Inc.	21,660
International Large-Cap	The Goldman Sachs Group Inc.	17,239
	UBS AG	75,780
Small-Cap Value	Jeffries Group Inc.	5,534
Multi-Strategy	Goldman Sachs Capital	1,531
Main Street Core	JPMorgan Chase & Co.	69,234
	The Goldman Sachs Group Inc.	53,418
	Morgan Stanley	46,864
	Lehman Brothers Holdings Inc.	8,102
	Bank of America Corp.	64,090
	Merrill Lynch & Co., Inc.	30,477
Managed Bond	Goldman Sachs Group Inc.	84,705
	Morgan Stanley	78,949
	Citigroup Inc.	22,101
	UBS AG	11,626
	Lehman Brothers Holdings Inc.	49,514
	Bank of America	36,837
	Credit Suisse Group	7,735
	The Bear Stearns Cos Inc.	15,366
Inflation Managed	Goldman Sachs Group Inc.	43,239
	Barclays Capital Inc.	29,641
	Bank of America Corp.	22,117
	Lehman Brothers Holdings Inc.	11,597
	JPMorgan Chase & Co.	1,991
	Credit Suisse Group	2,201
	USBS AG	4,722
	Merrill Lynch & Co. Inc.	17,293
Comstock	Citigroup Inc.	75,207
	Bank of America Corp.	88,977
	Merrill Lynch & Co. Inc.	26,572

Recaptured Commissions
      The Fund may from time to time enter into directed brokerage agreements that may generate credits, cash or other compensation. A directed brokerage agreement consists of an arrangement under which commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. Accordingly, the Adviser has conveyed information regarding these directed brokerage agreements to the Fund’s Managers. The Adviser has directed each Manager to execute transactions through any of the approximately 25 brokers-dealers available in the recapture program, but only if the Manager can obtain best execution. If the Manager does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute through such broker-dealers. In determining whether it can obtain best execution, the Manager may take into account the factors discussed under “Brokerage and Research Services.” A Portfolio may benefit from the recapture commissions obtained through the directed brokerage transactions because credits generated through the directed brokerage transactions are recorded as realized gains. The Fund will not enter into directed brokerage agreements that are intended to promote the distribution of Fund shares.
Portfolio Turnover
      For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the portfolio managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. The Diversified Bond, Managed Bond and Inflation Managed Portfolios generally have very high turnover rates due to the trading strategies of these portfolios, and changes of approximately 200% in the turnover rates for these portfolios are generally not considered significant. The Diversified Bond Portfolio’s turnover rate was higher in 2007 versus 2006 due to the portfolio having a full year of operations in 2007 versus a partial year in 2006. The 2007 turnover rate is more representative of this portfolio’s expected annual turnover rate. The investment strategy of the Long/Short Large-Cap Portfolio allows for shorting securities which may lead to a higher turnover rate. All portfolios may engage in active and frequent trading which could result in higher trading costs and reduce performance.
      Changes in managers and investment personnel and reorganizations of portfolios, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected portfolios. The increase in the portfolio turnover rate for the International Value Portfolio in 2006 is primarily due to the fact that the Manager was replaced for this Portfolio. As a result, this Portfolio experienced higher turnover when this Portfolio was transitioned to the new Manager. Significant changes in turnover rates may occur in certain portfolios for reasons other than market conditions and trading opportunities. Both the Equity and Technology Portfolios had manager changes in 2005 resulting in an increase in that year’s turnover rate. The changes in 2006 reflect changes in the turnover rate due to the strategies employed by the new managers.
Disclosure of Portfolio Holdings
      It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies are meant to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Fund’s investment adviser, Distributor, or affiliated persons of the Fund, investment adviser, or Distributor. To do so, the Disclosure Policies provide that no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party (other than those service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the Fund, who are all subject to duties of confidentiality, including a duty to not trade on non-public information, imposed by law/or contract) except as provided for in the Disclosure Policies. Unless required by law, for an unaffiliated third party to receive any non-public Fund holdings information, such party would be required to sign a written confidentiality agreement, which includes a duty not to trade on non-public information. As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies. There are no specific individuals or categories of individuals who authorize release of a portfolio’s holdings to service providers.
      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund, or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.
      Presently, the Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual prospectus section, under “Additional Pacific Select Fund Information.” Presently, the month-end portfolio holdings information posted on the website is sent electronically to certain analytical firms the day after it is posted.
      Prior to public disclosure of portfolio holdings, the portfolio holdings are provided or otherwise available to service providers of the Fund, which currently are the Fund’s custodian, fund accountants, pricing service, execution analyzing service, investment adviser, and portfolio managers, in connection with the provision of services to the Fund. Each of these service providers (i) has entered into an agreement with the Fund to maintain Fund information as confidential (which would include portfolio holdings information); (ii) must adhere to the Fund’s Disclosure Policies; and (iii) has legal obligations to maintain Fund information as confidential as well as to not trade on non-public information. Nonetheless, the Fund is in the process of confirming that its agreements with each service provider specifically provides for an affirmative obligation that the service provider, its agents (which would include service providers of the Fund’s service providers), and its employees will not trade on the basis of the Fund’s non-public holdings information. The Fund will take steps to amend such agreements as necessary. The Fund’s holdings may also be disclosed to the Fund’s legal counsel and independent registered public accountants, as well as Independent Trustees’ legal counsel, each of which has an ethical and/or legal obligation to keep the holdings confidential, as well as to not trade on such non-public information.
      If the Fund, or its duly authorized service providers, seeks to disclose portfolio holdings to analysts, rating agencies, or other parties (i.e., service providers of the Fund’s service providers) prior to the time such information is made public, such disclosure would be conditioned on the recipient agreeing in writing to treat such portfolio holdings as confidential.
      The Fund currently relies on the contractual and/or legal/ethical obligations of Fund service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. To the extent the Fund relies upon legal and/or ethical obligations to maintain confidentiality, including the duty to not trade on non-public information, as opposed to a contractual obligation, there is a risk that such obligations may be more difficult to enforce and the parties subject to such obligations may interpret them differently. The Fund is seeking to initiate a process whereby Fund service providers in possession of non-public portfolio holdings information regarding the Fund may be asked to provide written confirmation as to compliance with the Fund’s portfolio holdings confidentiality policy. There is no assurance that such process will be fully implemented or that such system will be effective if implemented.
      No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.
      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure Policies. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.
      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund and Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Fund’s Board of Trustees, as required by Rule 38a-1.
NET ASSET VALUE
      Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day, on each day the New York Stock Exchange (“NYSE”) is open for trading, including when foreign markets are closed, Monday through Friday, exclusive of federal holidays, as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. NAV will not be determined on days when the NYSE is closed for trading.
      To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled and liabilities are subtracted. The balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value of all the securities and other instruments each Portfolio holds (“holdings”) with special provisions for assets not having readily available market quotations and short-term debt holdings.
      The NAV of the Feeder Portfolios is determined based on the NAV of the Master Funds. Holdings of each Master Fund are valued at their NAV. For information regarding the determination of the NAV of each Master Fund, see the Master Funds’ statement of additional information which is delivered together with this SAI.
      The Money Market Portfolio’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a holding at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio holdings.

      The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 calendar days or less (except securities held subject to repurchase agreements having 397 calendar days or less to maturity) and to invest only in holdings that meet specified quality and credit criteria.
      Equity holdings for which market quotations are readily available are valued from a pricing vendor approved by the Fund’s Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation and valuation reporting system or from established market makers or broker dealers.
      Debt holdings, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of holdings, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt holdings for which daily market quotations are not readily available may be valued, pursuant to procedures adopted by and/or methodologies approved by the Board of Trustees in accordance with the provisions of the 1940 Act, with reference to debt holdings whose prices are more readily obtainable and whose durations are comparable to the securities being valued.
      When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.
      Foreign holding valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the OTC market, immediately preceding the time of valuation. Holdings denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.
      Trading in holdings on exchanges and OTC markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign holdings in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any Portfolio which invests in foreign holdings which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio holdings of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign holdings are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.
      If events occur between the time of the determination of the closing price of a foreign holding on an exchange or OTC market and the time a Portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign holding is not deemed to be reliable, and there could be a material effect on a Portfolio’s NAV, the holding would be valued at “fair market value” as determined in accordance with procedures adopted by and/or methodologies approved by the Fund’s Board of Trustees. In determining the fair value of holdings, the Fund may consider available information including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign holdings. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a Portfolio could obtain for a foreign holding if it were to dispose of the holding as of the close of the NYSE.
      Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.
      In other cases, holdings are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, or under procedures adopted by and/or methodologies approved by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.
PERFORMANCE INFORMATION
      The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios and the Master Funds, and the total return of all Portfolios and the Master Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.
TAXATION
      The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.
      The fund currently intends that each portfolio: (1) will qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code; or (2) will be taxed as a partnership. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. A portfolio that elects to be taxed as a partnership is not subject to income tax, and any income or gains of the portfolio would instead be taken into account by its partners, which would be the insurance companies whose separate accounts invest in the portfolio. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. The fund believes that election by one or more of the portfolios to be taxed as a partnership will not alter the organization of the fund as a Massachusetts business trust. Pacific Life and PL&A may get certain tax benefits from a portfolio electing to be taxed as a partnership.
      To be taxed as a RIC, each Portfolio electing to be a RIC generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses, or in the securities of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.
      As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio electing to be a RIC intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio subject to the excise tax must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio subject to the excise tax intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
      If a Portfolio or Master Fund, as applicable, failed to qualify for treatment as a regulated investment company for any taxable year (assuming that the Portfolio did not elect to be taxed as a partnership, as discussed below), (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio or Master Fund would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio or Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.
      All Portfolios except for the International Value, International Small-Cap, Short Duration Bond, Diversified Bond, International Large-Cap, Emerging Markets, Money Market, High Yield Bond, Managed Bond and Inflation Managed Portfolios have elected to be taxed as a partnership (instead of a RIC). A Portfolio which has elected to be taxed as a partnership would not be subject to income tax and any income or gains would instead be taken into account by its partners, Pacific Life and PL&A and any other insurance company separate accounts that may invest in the Portfolios.

      Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government. The Feeder Funds intend to comply with these requirements through their investment in the Master Funds.
      If a Portfolio taxed as a RIC or a Master Fund invests in shares of an entity classified as a passive foreign investment company, such Portfolio or Master Fund may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. Such Portfolio or Master Fund may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock. If a Portfolio taxed as a partnership invests in shares of a passive foreign investment company, the above rules would not apply to the Portfolio but there may be tax consequences to the insurance company partners.
      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.
      For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.
      Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
      The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.
      Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Portfolio such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.
      For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.
Distributions
      Distributions by a Portfolio taxed as a regulated investment company of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains by such a Portfolio (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as capital gain regardless of the length of time a Separate Account has held Portfolio shares.
      Portfolios taxed as partnerships are not required to distribute taxable income. A separate account (the “Partner”) is required to report its respective share of ordinary income, dividends, interest, and short or long term capitalization.
Hedging Transactions
      The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio taxed as a regulated investment company will be able to engage in transactions in options, futures contracts, or forward contracts.
OTHER INFORMATION
Concentration Policy
      Under each Portfolio’s investment restrictions, except the Technology, Floating Rate Loan, Health Sciences, and Real Estate Portfolio’s, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities and asset-backed securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Managers, utilizes its own industry classifications.

Capitalization
      The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.
Shareholder and Trustee Liability
      Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.
      Under the Fund’s organizational documents, the Trustees and the officers of the Fund shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Fund. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Fund has entered into an agreement with each trustee which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any independent trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the Securities Act of 1933.
Control Persons and Principal Holders of Securities
      As of March 31, 2008, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Life would exercise voting rights attributable to any shares of the Fund owned by it in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2008, Pacific Life did not exercise control over any Portfolio.
Voting Rights
      Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.
      Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all Separate Accounts. The Fund’s shares do not have cumulative voting rights. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote.
Custodian and Transfer Agency and Dividend Disbursing Services
      State Street Bank and Trust Company of California, NA (“State Street”), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA 90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.
      State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.
      The Fund’s Securities held in Russia are held in a sub-account within a State Street umbrella account at State Street’s subcustodian in Russia. Due to this arrangement, the Fund has been informed that the portfolio managers will not be able to exercise their proxy voting rights under this structure with respect to such securities.
      Pacific Life provides dividend disbursing and transfer agency services to the Fund.
Financial Statements
      The financial statements of the Fund as of December 31, 2007, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2007. The financial statements have been audited by Deloitte & Touche LLP independent registered public accounting firm.
Independent Registered Public Accounting Firm
      Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, CA 92626. For information regarding the Master Funds’ independent registered public accounting firm, please consult the Master Funds’ SAI.
Counsel
      Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics
      The Fund and each of its portfolio managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or portfolio managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.
      The Master Funds’ Investment Adviser has also adopted a Code of Ethics.
Proxy Voting Policies and Procedures
      The Board has delegated proxy voting responsibilities with respect to each Portfolio to the investment manager of the Portfolio, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Portfolio’s best interests as determined by the investment manager and applicable regulations. Each portfolio manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio and the interests of the investment manager and its affiliates.
      The Policies set forth each portfolio manager’s general position on various proposals. However, a portfolio manager may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a portfolio manager or its affiliates serve as investment manager. Because each portfolio manager will vote proxies consistent with its own Policies, it is possible that different Portfolios will vote differently on the same proposals or categories of proposals.
      Set forth in the Appendices are the Policies for each portfolio manager as prepared and provided by each portfolio manager, including identification of the Portfolio(s) managed by that particular portfolio manager. The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.
Registration Statement
      This SAI and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.
      Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDIX A
Description of Bond Ratings
      Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
      Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
      Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.
      Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
      Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.
      The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
      Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
      Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

A-1

      Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid -range ranking; and 3 indicates a ranking toward the lower end of the category.
      A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
      Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.
      Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

A-2

APPENDIX B
Alger
      Alger, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Fund. Alger views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.
      Alger delegates its proxy voting authority for all foreign and domestic securities held in the Fund to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will rescue itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the Fund.
      Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger’s behalf, maintains proxy statements received regarding securities held by the Fund; records of votes cast on behalf of the Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.
      No later than August 31st each year, the Fund’s proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Fund’s website and on the Securities and Exchange Commission’s website at http://www.sec.gov.
      The following is a summary of the pre-determined voting guidelines used by Alger or ISS, on Alger’s behalf, to vote proxies of securities held by the Fund.
Operational Issues
      Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.
Board of Directors
      Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.
Proxy Contests
      Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.
Anti-Takeover Defenses
      Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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Mergers and Corporate Restructurings
      Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.
State of Incorporation
      Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.
Capital Structure
      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.
Executive and Director Compensation
      Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.
Social and Environmental Issues
      Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.
Mutual Fund Proxies
      Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

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APPENDIX C
AllianceBernstein

1.	Introduction
      As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies
      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
   2.1.     Corporate Governance
      AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
   2.2.     Elections of Directors
      Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

   2.3.     Appointment of Auditors
      AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.
   2.4.     Changes in Legal and Capital Structure
      Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.
   2.5.             Corporate Restructurings, Mergers and Acquisitions
      AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
   2.6.     Proposals Affecting Shareholder Rights
      AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
   2.7.     Anti-Takeover Measures
      AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.     Executive Compensation
      AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.
   2.9.     Social and Corporate Responsibility
      AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures
   3.1.     Proxy Voting Committees
      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
   3.2.     Conflicts of Interest
      AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
      Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
   3.3.     Proxies of Certain Non-US Issuers
      Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.
      In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.
   3.4.     Loaned Securities
      Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
   3.5.     Proxy Voting Records
      Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

APPENDIX D
Analytic Investors
      Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
Proxy Oversight Committee
      Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the “Proxy Service”).
Proxy Voting Service
      The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.
Conflicts of Interest
      Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic Investors’ Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors’ Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors’ Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

D-1

Voting Guidelines
      Analytic Investors has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.
Proxy Voting Record
      The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.
Obtaining a Voting Proxy Report
      Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors’ Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.
Recordkeeping
      Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

Analytic Investors’ proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

Records of votes cast on behalf of clients

Records of written client requests for voting information

Records of written responses from Analytic Investors to both written and verbal client requests

Any other documents prepared that were material to Analytic Investors’ decision to vote a proxy or that memorialized the basis for the decision.

D-2

APPENDIX E
Batterymarch
Introduction
      Batterymarch’s primary focus and responsibility is to preserve and enhance its clients’ investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.
      Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch’s votes are cast in a consistent manner that place our clients’ interests first.
      Batterymarch’s Proxy Voting Philosophy and Guidelines are an integral part of this document.
Voting and Monitoring Responsibility
      Batterymarch’s Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained RiskMetrics Group’s ISS Governance Services unit (“ISS”), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. (RiskMetrics Group’s ISS Governance Services unit was formerly known as Institutional Shareholder Services.) Batterymarch’s compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch’s fiduciary obligations are met.
Voting Authority
      Batterymarch assumes voting authority for all client accounts unless a client’s Investment Management Agreement explicitly states otherwise.
How Proxies are Voted
      Batterymarch’s policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS’s standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Taft-Hartley Advisory Services, an independent research team of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO Proxy Voting Guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS’s proxy voting guidelines.
      Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines. In such cases, provided that Batterymarch’s Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS’s proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.
      Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch’s policy regarding when it may not vote proxies is described below.

Conflicts of Interest
      Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch’s employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch’s clients. With the ability to influence the outcome of a corporation’s shareholder meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.
      If one or more members of Batterymarch’s investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS’s recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS’s general proxy voting guidelines, Batterymarch’s Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch’s compliance personnel will decide whether it presents a material conflict of interest.
      If a conflict of interest is identified, proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).
      If Batterymarch’s Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.
When Batterymarch May Not Vote
      Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting where share blocking restrictions apply.
      Share blocking restrictions are designed to establish eligibility for voting and require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

      Because of these inherent risks, we have decided not to vote when share blocking applies unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase or decrease in shareholder value and/or rights. This decision will be based on the determination of Batterymarch’s investment personnel.
      ISS sends a periodic report of securities with upcoming meetings where share blocking applies. This report details the type of meeting, the market and the blocking period. Batterymarch’s Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.
Recordkeeping and Reporting
      ISS maintains complete records of all votes cast on behalf of each of Batterymarch’s client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.
Requests to Obtain Proxy Voting Information
      Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients’ reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.
      A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch’s Compliance Department.
      Client requests for obtaining information about Batterymarch’s proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:
By mail
Batterymarch Financial Management, Inc.
Attention: Compliance Department
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, Massachusetts 02116
USA
By telephone
(617) 266-8300
Revised February 4, 2008

APPENDIX F
BlackRock
      BlackRock has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Portfolio for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, BlackRock’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Portfolio and its shareholders, and to act in a manner that BlackRock believes is most likely to enhance the economic value of the securities held by the Portfolio. The Proxy Voting Procedures are designed to ensure that BlackRock considers the interests of its clients, including the Portfolios, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of its clients are properly addressed and resolved.
      In order to implement the Proxy Voting Procedures, BlackRock has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of BlackRock’s Equity Investment Policy Oversight Committee (“EIPOC”) is comprised of a senior member of BlackRock’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from BlackRock’s Legal department appointed by BlackRock’s General Counsel. The Committee’s membership shall be limited to full-time employees of BlackRock. No person with any investment banking, trading, retail brokerage or research responsibilities for BlackRock’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with BlackRock might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Portfolio, that have delegated proxy voting authority to BlackRock and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for BlackRock and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.
      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. BlackRock believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for BlackRock on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that BlackRock will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all BlackRock’s clients, the Committee, in conjunction with a Portfolio’s portfolio manager, may determine that the Portfolio’s specific circumstances require that its proxies be voted differently.
      To assist BlackRock in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock by ISS include in-depth research, voting recommendations (although BlackRock is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.
      BlackRock’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, BlackRock generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, BlackRock will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Portfolio.
      From time to time, BlackRock may be required to vote proxies in respect of an issuer where an affiliate of BlackRock (each, an “Affiliate”), or a money management or other client of BlackRock (each, a “Client”) is involved. The Proxy Voting Procedures and BlackRock’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients.
      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by BlackRock’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of BlackRock’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter BlackRock’s normal voting guidelines or, on matters where BlackRock’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to BlackRock on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with BlackRock’s fiduciary duties.
      In addition to the general principles outlined above, BlackRock has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and BlackRock may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.
      BlackRock has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

APPENDIX G
Capital Guardian
Policy
      Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
      CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
      CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.
      As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
      From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures
Proxy Review Process
      Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
      The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
      All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
      CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
      CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
      CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
      CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures
      If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
      Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
      Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
      In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
      Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.
Annual Assessment
      CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Effective Date
      This policy is effective as of November 21, 2007.

APPENDIX H
ClearBridge

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
      ClearBridge Advisors1 (“ClearBridge”) votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise; votes proxies for each United States Registered Investment Company (mutual fund) for which we act as adviser or sub-adviser with the power to vote proxies; and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES
      In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES
      Section V of these policies and procedures set forth certain stated positions. In the case of a proxy issue for which there is a stated position we generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we considers in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that we considers in voting on such issue, we votes on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes in accordance with our stated positions, but we are not required to follow any such recommendations. However, a particular business unit or investment team may utilize such an external service provider with the intention of following the recommendations of such service provider in all or substantially all cases, even where our policies do not contain a stated position. The use of an external service provider does not relieve the business unit of its responsibility for the proxy vote.

IV.	CONFLICTS OF INTEREST
      In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
      (1) Procedures for Identifying Conflicts of Interest

[1]	ClearBridge Advisors comprises ClearBridge Advisors, LLC, ClearBridge Asset Management Inc, and other affiliated investment advisory firms.

      ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:
      A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.
      B. ClearBridge’s finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.
      C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of information barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies
      D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Voting Committee described in Section IV. (2) because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.
      (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
      A. ClearBridge shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.
      B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Voting Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
      C. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. ClearBridge Compliance shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.
      D. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
      E. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
      ClearBridge Compliance shall maintain a written record of the method used to resolve a material conflict of interest.
      (3) Third Party Proxy Voting Firm — Conflicts of Interests
      With respect to a third party proxy voting firm described herein, ClearBridge will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY
      These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. As a result of the independent investment advisory services provided by distinct business units, there may be occasions when different business units or different portfolio managers

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.
      (1) Election of Directors
      A. Voting on Director Nominees in Uncontested Elections.

1. We withhold our vote from a director nominee who:

(a) attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

(b) were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

(c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

(d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

(e) is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

2. We vote for all other director nominees.
      B. Chairman and CEO is the Same Person.

1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance
      C. Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company;

whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
      E. Term of Office

1. We vote against shareholder proposals to limit the tenure of independent directors.
      F. Director and Officer Indemnification and Liability Protection

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.
      G. Director Qualifications

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.
      (2) Proxy Contests
      A. Voting for Director Nominees in Contested Elections

1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).
      B. Reimburse Proxy Solicitation Expenses

1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.
      (3) Auditors
      A. Ratifying Auditors

1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.
      B. Financial Statements and Director and Auditor Reports

1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.
      C. Remuneration of Auditors

1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
      D. Indemnification of Auditors

1. We vote against proposals to indemnify auditors.
      (4) Proxy Contest Defenses
      A. Board Structure: Staggered vs. Annual Elections

1. We vote against proposals to classify the board.

2. We vote for proposals to repeal classified boards and to elect all directors annually.
      B. Shareholder Ability to Remove Directors

1. We vote against proposals that provide that directors may be removed only for cause.

2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.
      C. Cumulative Voting

1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.
      D. Majority Voting

1. We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.
      F. Shareholder Ability to Act by Written Consent

1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote for proposals to allow or make easier shareholder action by written consent.
      G. Shareholder Ability to Alter the Size of the Board

1. We vote for proposals that seek to fix the size of the board.

2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
      H. Advance Notice Proposals

1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
      I. Amendment of By-Laws

1. We vote against proposals giving the board exclusive authority to amend the by-laws.

2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).
      (5) Tender Offer Defenses
      A. Poison Pills

1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature — 10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.
      B. Fair Price Provisions

1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
      C. Greenmail

1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
      D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.
      E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
      F. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
      G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.
      (6) Miscellaneous Governance Provisions
      A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

      B. Equal Access

1. We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
      C. Bundled Proposals

1. We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.
      D. Shareholder Advisory Committees

1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.
      E. Other Business

We vote for proposals that seek to bring forth other business matters.
      F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.
      G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.
      (7) Capital Structure
      A. Common Stock Authorization

1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.
      B. Stock Distributions: Splits and Dividends

1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
      D. Blank Check Preferred Stock

1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
      E. Adjust Par Value of Common Stock

1. We vote for management proposals to reduce the par value of common stock.
      F. Preemptive Rights

1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a) Size of the Company.

b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c) Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.
      G. Debt Restructuring

1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.
      H. Share Repurchase Programs

1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
      I. Dual-Class Stock

1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder
      J. Issue Stock for Use with Rights Plan

1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
      K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.
      L. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.
      (8) Executive and Director Compensation
      In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
      A. OBRA-Related Compensation Proposals

1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2. Amendments to Added Performance-Based Goals

a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.
      B. Expensing of Options

We vote for proposals to expense stock options on financial statements.
      C. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.
      D. Shareholder Proposals to Limit Executive and Director Pay

1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited
      E. Golden Parachutes

1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
      F. Employee Stock Ownership Plans (ESOPs)

1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).
      G. 401(k) Employee Benefit Plans

1. We vote for proposals to implement a 401(k) savings plan for employees.
      H. Stock Compensation Plans

1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
      I. Directors Retirement Plans

1. We vote against retirement plans for nonemployee directors.

2. We vote for shareholder proposals to eliminate retirement plans for nonemployee directors.
      J. Management Proposals to Reprice Options

1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation
      K. Shareholder Proposals Recording Executive and Director Pay

1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2. We vote against shareholder proposals requiring director fees be paid in stock only.

3. We vote for shareholder proposals to put option repricing to a shareholder vote.

4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
      (9) State/ Country of Incorporation
      A. Voting on State Takeover Statutes

1. We vote for proposals to opt out of state freezeout provisions.

2. We vote for proposals to opt out of state disgorgement provisions.
      B. Voting on Re-incorporation Proposals

1. We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.
      C. Control Share Acquisition Provisions

1. We vote against proposals to amend the charter to include control share acquisition provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.

4. We vote for proposals to opt out of control share cashout statutes.
      (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.
      B. Corporate Restructuring

1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.
      C. Spin-offs

1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
      D. Asset Sales

1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
      E. Liquidations

1. We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
      F. Appraisal Rights

1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.
      G. Changing Corporate Name

1. We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.
      H. Conversion of Securities

1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
      I. Stakeholder Provisions

1. We vote against proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.
      (11) Social and Environmental Issues
      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2. the percentage of sales, assets and earnings affected;

3. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4. whether the issues presented should be dealt with through government or company-specific action;

5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6. whether the company’s analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;

8. whether the proposal itself is well framed and reasonable;

9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.
      B. Among the social and environmental issues to which we apply this analysis are the following:

1. Energy and Environment

2. Equal Employment Opportunity and Discrimination

3. Product Integrity and Marketing

4. Human Resources Issues
      (12) Miscellaneous
      A. Charitable Contributions

1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.
      B. Operational Items

1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6. We vote against proposals to approve other business when it appears as voting item.
      C. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.
      D. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.
      E. Stock (Scrip) Dividend Alternatives

1. We vote for most stock (scrip) dividend proposals.

2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
      (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).
      The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS
      In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1)	Share Blocking
      Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)	Securities on Loan
      Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g. foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING
      ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal/ Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal/ Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
      If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/ Compliance.

VIII.	RECORD KEEPING AND OVERSIGHT
      ClearBridge shall maintain the following records relating to proxy voting:

–	a copy of these policies and procedures;

–	a copy of each proxy form (as voted);

–	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

–	documentation relating to the identification and resolution of conflicts of interest;

–	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

–	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.
      Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

      Each adviser to a United States Registered Investment Company shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
      In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
      ClearBridge Compliance will review the proxy voting process, record retention and related matters on a periodic basis.

APPENDIX A (ClearBridge)
Memorandum

To:	All ClearBridge Employees

From:	Legal and Compliance

Date:	, 2007

Re:	Updated ClearBridge Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that ClearBridge votes proxies in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge’s Proxy Voting Policies and Procedures that have been updated, effective as of                         2007. The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.
      The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge’s stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.
      While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships1 which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge’s proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

1,2 As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Voting Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

      A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge’s business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge’s vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge’s proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.
      As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3
.. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.
      The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

[3]	Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Voting Committee because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

APPENDIX B (ClearBridge)
Proxy Voting Committee Members
Investment Management Representatives
Michael Magee
Eric Thomson
Peter Vanderlee
Legal Representatives
Leonard Larrabee
Thomas Mandia
Michael Scanlon
Compliance Representatives
Barbara Manning
Brian Murphy
At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

APPENDIX I
Columbia Management
Applicable Regulations
Rule 206(4)-6 under the Investment Advisers Act of 1940
  Form N-PX
  ERISA Department of Labor Bulletin 94-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)
Explanation/Summary of Regulatory Requirements
      An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.
Policy Summary
      Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to whom this policy applies must adopt written procedures to implement this Policy.
Policy
      All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.
      CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.
      CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of

Interest). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.
Means of achieving compliance
I. PROXY COMMITTEE
      CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (i.e., Legal representative, CRM representatives, GWIM Investment Operations representatives, etc.) who participate as needed to enable effective execution of the Committee’s responsibilities.
      The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;

(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and

(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.

II.	CMA’S INVESTMENT ASSOCIATES
      Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.
      In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.
      Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

      Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.
III. CONFLICTS OF INTEREST
      For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1 , or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.
      For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.
      In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.
      If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Affiliate Investment Companies and Public Companies
      CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.
Management of Conflicts of Interest — Additional Procedures
      Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.
      In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.
      CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.
Ownership Limits — Delegation of Proxy Voting to an Independent Third Party
      From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).
      The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

IV.	PROXY VOTING GUIDELINES
A. CMA’s Proxy Voting Guidelines — General Practices.
      The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.
B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.
      A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Vote Recommendation/ Proxy Committee Request Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.
C. Other Proxy Matters
      For the following categories, proxies will be voted as stated below:

1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.

6. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

V.	VOTING PROCEDURES
      The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.
Supervision
      Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.
Escalation
      With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts of Interest Officer.
Monitoring/Oversight
      The Compliance Assessment Team within CRM and/or the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.
Recordkeeping
      CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

      Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.
      These records include:

Document	Responsible Party

Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations
Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)
Proxy Group in GWIM Investment Operations
Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management
Client Communications Regarding Proxy Matters	Client Service Group
Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations
      Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A — (CMA’s Proxy Voting Policy)
CMA’S VOTING GUIDELINES

A.	The Proxy Committee has adopted the following guidelines for voting proxies:
1. Matters Relating to the Board of Directors/ Corporate Governance
      CMA generally will vote FOR:

•	Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.
      However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

      On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•	Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

      CMA generally will vote FOR:

•	Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•	A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•	Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•	The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/ CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

      CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
      CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

      CMA will vote on a CASE-BY-CASE basis in contested elections of directors.
      CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•	Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation
      CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.
      CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

      CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•	Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

      CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization
      CMA generally will vote FOR:

•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

      CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•	Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions
      CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.
5. Anti-Takeover Measures
      CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:
Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.
Supermajority vote

•	CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.
Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.
6. Other Business Matters
      CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

      CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

•	Credible reason exists to question:
           ■ The auditor’s independence, as determined by applicable regulatory requirements.
           ■ The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

•	Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

      CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•	Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

      CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.
      CMA will vote on a CASE-BY-CASE basis:

•	Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

      CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•	FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•	FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
      CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•	Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•	Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

      CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

      CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters
Election of Directors:
      CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

      CMA will WITHHOLD votes from directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:
      CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:
      CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:
      CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:
      CMA will vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals:
      CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):
      CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

      CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.
Changing a Fundamental Restriction to a Non-fundamental Restriction:
      CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:
      CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective
Name Change Proposals:
      CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:
      CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:
      CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:
      CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

      CMA will vote FOR:

•	Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•	Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

      CMA will vote AGAINST:

•	Proposals enabling the Board to:

•	Change, without shareholder approval the domicile of the fund

•	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:
      CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:
      CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:
      CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:
      CMA will vote FOR the establishment of a master-feeder structure.
Mergers:
      CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:
      CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:
      CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:
      CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

APPENDIX B — (CMA’s Proxy Voting Policy)
Conflicts of Interest Disclosure and Certification Form
Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals
Participating in the Proxy Voting Decision-Making Process.
Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1] ?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2] ?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

     1Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
     2Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C — (CMA’s Proxy Voting Policy)
CMA Proxy Vote Recommendation/Proxy Committee Request Form
Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s):

Description of Item:

(The above information will be pre-populated by the Proxy Department.)
Recommendation (Check One):
                FOR
                AGAINST
                WITHHOLD
                ABSTAIN
Brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed
By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).
Send Completed Forms to:
GWIM Investment Operations — Proxy Department
       or
In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the
Chair of the Proxy Committee

APPENDIX J
Goldman Sachs
      Proxy voting and Goldman Sachs’ understanding of corporate governance issues are important elements of the portfolio management services Goldman Sachs’ performs for our advisory clients who have authorized us to address these matters on their behalf. Goldman Sachs has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which we have voting discretion. Under the Policy, Goldman Sachs’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect Goldman Sachs’ belief that sound corporate governance will create a framework within which a company can be managed in the interest of its shareholders.
      The principles and positions reflected in the Policy are designed to guide Goldman Sachs in voting proxies, and not necessarily in making investment decisions. Senior management of Goldman Sachs will periodically review the Policy to ensure that it continues to be consistent with Goldman Sachs’ guiding principles.
Public Equity Investments
      To implement these guiding principles for investments in publicly-traded equities, Goldman Sachs follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors Goldman Sachs’ generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.
      ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is Goldman Sachs’ policy generally to follow the Guidelines and recommendations from ISS, the Goldman Sachs’ portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.
      In addition to assisting Goldman Sachs in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by Goldman Sachs to determine whether they are consistent with Goldman Sachs’ guiding principles. ISS also assists Goldman Sachs’ in the proxy voting process by providing operational, recordkeeping and reporting services.
      Goldman Sachs is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. Goldman Sachs may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.
      Goldman Sachs has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include Goldman Sachs’ use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between Goldman Sachs and other businesses within The Goldman Sachs Group, Inc.

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Fixed Income and Private Investments
      Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

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APPENDIX K
Highland Capital
1. Application; General Principles
      1.1 These policies apply to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
      1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
      2.1 To provide centralized management of the proxy voting process, the Company shall establish a Proxy Voting Committee.

2.1.1 The Proxy Voting Committee shall be comprised of at least the following persons: one or more portfolio managers and one or more representatives of the legal/compliance area.

2.1.2 The Proxy Voting Committee shall:

•	supervise the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such Clients;

•	determine how to vote proxies relating to issues not covered by these policies; and

•	determine when the Company may deviate from these policies.
      2.2 The Proxy Voting Committee shall cause proxies to be voted in the best interests of the Client.

2.2.1 For Clients that are registered investment companies or business development companies (“Funds”), where a material conflict of interest has been identified the Company shall disclose the conflict and the Proxy Voting Committee’s determination of the manner in which to vote to the Fund’s Board of Directors. The Proxy Voting Committee’s determination shall take into account only the interests of the Fund, and the Proxy Voting Committee shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.2.2 For Clients other than Funds, where a material conflict of interest has been identified the Proxy Voting Committee shall disclose the conflict to the Client and advise the Client that its securities will be voted only upon the Client’s written direction.
      2.3 The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

      2.4 The Company’s “Covered Persons” (as defined in the Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) will not vote proxies in respect of securities in which such Covered Persons (and certain other persons as described in the Code of Ethics) have a beneficial interest contrary to the Company’s votes on behalf of Clients.

3.	Conflicts of Interest
      3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these policies:

3.1.1 The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2 The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.

3.1.3 The issuer is an entity in which an officer or director of the Company or a relative of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years.

3.1.4 The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1 million through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).

3.1.5 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

3.1.6 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
      3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these policies in respect of a specific vote or circumstance if:

3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.

3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention
      4.1 The Company shall retain records relating to the voting of proxies, including:

4.1.1 Copies of these policies and any amendments thereto.

4.1.2 A copy of each proxy statement that the Company receives regarding Client securities.

4.1.3 Records of each vote cast by the Company on behalf of Clients.

4.1.4 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
      4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
      4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

APPENDIX L
JP Morgan
      The Board of Trustees delegates to the Fund’s investment manager, J.P. Morgan Investment Management Inc. (“JP Morgan”), proxy voting authority with respect to the Fund’s portfolio securities. Most of the securities in which the Fund invests are rarely required, or permitted to vote. To ensure that the proxies of portfolio companies are voted in the best interest of the Fund, the Funds’ Board of Trustees adopted JP Morgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting on proxies on specific types of issues.
      JP Morgan’s regulatory framework and the business cultures and practices vary from region to region, so the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Not withstanding the variations among the Guidelines, all the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. In general, in the voting proxies of a particular security, JP Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JP Morgan and its affiliates have encountered globally, based on many years of collective investment management experience.
      To oversee and monitor the proxy-voting process, JP Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review and approve the guidelines annually, and provide advice and recommendations on general proxy voting matters. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.
      Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the JP Morgan’s clients on the one hand, and JP Morgan on the other hand) and ensure that the proxy vote is cast in the best interests of the JP Morgan’s clients. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from JP Morgan’s Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JP Morgan will vote the proxy. In addressing any material conflict, JP Morgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JP Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.
      The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	JP Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on

L-1

such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	JP Morgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JP Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JP Morgan votes against proposals for a super-majority vote to approve a merger.

•	JP Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•	JP Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JP Morgan generally considers other management compensation proposals on a case-by-case basis.

•	JP Morgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals. In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com.

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APPENDIX M
Janus
      The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.
      Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.
      The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).
      In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.
      The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

      In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.
      The following guidelines are grouped according to the types of proposals generally presented to shareholders.
Board of Directors Issues
      The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.
      1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.
      2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

      3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*
      4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.
      5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.
      6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.
      7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.
      8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

      9. Janus will generally vote with management regarding proposals to declassify a board.
      10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.
Auditors
      11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.
      12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*
      13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.
Equity Based Compensation Plans
      Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.
      Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.
      In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals
      14. Janus will generally vote in favor of proposals relating to ESPPs — so long as shares purchased through plans are priced no less than 15% below market value.
      15. Janus will generally vote in favor of proposals requiring the expensing of options.
      16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.
      17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

      18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.
      19. Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.
      20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).
      21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
      22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

      23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters
      24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.
      25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).
      26. Janus will generally oppose proposals for different classes of stock with different voting rights.
      27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*
      28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).
      29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.
      30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*
      31. Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.
      32. Janus will evaluate plans of reorganization on a case-by-case basis.*

      33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.
      34. Janus will generally vote in favor of proposals regarding changes in company name.
      35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*
      36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*
      37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).
      38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).
      39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
      40. Janus will generally vote in favor of proposals to require that voting be confidential.
      41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).
      42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.
      43. Janus will vote against proposals to approve “other business” when it appears as voting item.
Shareholder Proposals
      Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:
      44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.
      45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*
Updated 2/08

* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Janus Proxy Voting Procedures
      The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.
General Policy
      Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.
ERISA Plan Policy
      On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.
Proxy Voting Committee
      The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers1 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

[1]	All references to portfolio managers include assistant portfolio managers.

Investment Accounting Group
      The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.
Voting and Use of Proxy Voting Service
      Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.
      To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.
      The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.
Procedures for Proxy Issues Outside the Guidelines
      In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”
      Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).
Conflicts of Interest
      The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.
      A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.
      If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.
Reporting and Record Retention
      Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.
      Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.
Updated 2/08

APPENDIX N
Jennison

I.	Introduction
      Jennison Associates LLC (the “Adviser”) has adopted the following “Proxy Voting Policy and Procedures” (“Policy”), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as “Investment Professionals”) who are responsible for discharging the Adviser’s proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser’s clients1.

II.	Statement of Policy
      It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act be made available to clients.
      In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking,” where Jennison would be restricted from selling shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

III.	Procedures
      A. Account Set-up and Review
      Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client’s investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser’s standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client’s proxies and vote in accordance with a client’s own guidelines (collectively, “Client Guidelines”). Alternatively, the Adviser may decline to accept authority to vote such client’s proxies.

[1]	In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

Proxy Voting
      1. Guidelines for Recurring Issues
      The Adviser has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed as deemed necessary by the Adviser’s Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues. Nevertheless, the Adviser’s Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.
      2. Use of Third Party Proxy Service
      In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while the Adviser may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor the Adviser’s Guidelines. The proxy voting vendor will cast votes in accordance with the Adviser’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client’s Guidelines.
      3. Review of Recommendations
      The Adviser’s Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation — as determined by either the Guidelines or Client’s Guidelines (“Recommendation”). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before the proxy voting vendor casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation, including the resolution of any conflicts, if any, as further discussed below (see Exhibit A — Proxy Override of Guidelines Form). The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

•	If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

•	If the cost of voting the proxy outweighs the possible benefit (such as security lending, see section 5 below); or

•	If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.
      4. Addressing Potential Material Conflicts of Interest
      There may be instances where the interest of the Adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients (“Material Conflict”). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

•	Manages the issuer’s or proponent’s pension plan;

•	Administers the issuer’s or proponent’s employee benefit plan;

•	Manages money for an employee group.
      Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

•	An executive of the issuer or proponent;

•	A director of the issuer or proponent;

•	A person who is a candidate to be a director of the issuer;

•	A participant in the proxy contest; or

•	A proponent of a proxy proposal.
      Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.
      The Adviser may adopt such processes it deems necessary to identify Material Conflicts. When a potential material conflict exists, the Investment Professional (or other designated personnel) must complete the Proxy Voting For Conflicts Documentation Form, attached as Exhibit B, and submit it to Compliance.
      The Adviser’s Proxy Voting Committee will consider the facts and circumstances of all proxy votes where a potential material conflict of interest is identified and the recommendation is to override the Adviser’s guidelines. In making the determination as to how to vote the proxy, the Adviser’s Proxy Voting Committee may review the following factors, including but not limited to:

•	Whether the issuer is a client of the Adviser.

•	The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

•	The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

•	Whether there has been any attempt to directly or indirectly influence the Investment Professional’s decision

•	Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

•	Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

•	Whether the vote should be delegated to an independent third party or request an independent third party to provide a recommendation on the vote.
All votes that would override the Adviser’s Guidelines and involve a potential material conflict of interest, require the approval of the CEO and CCO of the Adviser.

      Additionally, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.
The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.
      5. Lending
      Jennison may identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, one must begin the process PRIOR to the record date of the proxy. This is extremely difficult to accomplish as the Adviser is rarely made aware of the record date in advance.
      C. Proxy Voting Committee
      The Adviser’s Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet as deemed necessary to address potential Material Conflicts as further described above. The Adviser’s Proxy Voting Committee will have the following responsibilities:

•	Review potential Material Conflicts and decide whether to approve the vote recommendation or override requests made by Investment Professionals.

•	Review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

•	Recommend and adopt changes to the Policy as needed.

•	Review all overrides by Investment Professionals.

•	Review proxy voting reports to determine voting consistency with guidelines and this Policy.

•	Review the performance of the proxy voting vendor and determine whether the Adviser should continue to retain their services.

•	Review the Adviser’s voting record (or applicable summaries of the voting record).

•	Oversee compliance with the regulatory disclosure requirements.

III.	Compliance Monitoring
      The Adviser’s Chief Compliance Officer shall be responsible for the administration of this Policy. This Policy will be reviewed annually for adequacy and effectiveness.
      A. Monitoring of Overrides
      Compliance will periodically review proxy voting reports of overrides to confirm that proper override and conflict checking procedures were followed.
      B. Supervisory Review
      The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Override of Guidelines Form.
      C. Compliance Reporting to Fund Boards
      Upon request, the Adviser will provide to each investment company board of directors or trustees for which the Adviser acts as sub-adviser reporting needed to satisfy their regulatory and board requirements.

IV.	Client Reporting
      A. Disclosure to Advisory Clients
      The Adviser will also provide a copy of this Policy and the Adviser’s Guidelines upon request from a client.
      The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio. The report will generally contain the following information:

•	The name of the issuer of the security:

•	The security’s exchange ticker symbol;

•	The security’s CUSIP number;

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Adviser cast a vote on the matter;

•	How the Adviser voted; and

•	Whether the Adviser voted for or against management.
      B. Investment Company Disclosures
      The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year.

V.	Recordkeeping
      Either the Adviser or proxy voting vendor as indicated below will maintain the following records:

•	A copy of the Policy (Adviser)

•	A copy of the Guidelines i.e. Adviser or client specific guidelines (Adviser and proxy voting vendor)

•	A copy of each proxy statement received by the Adviser regarding client securities (proxy voting vendor);

•	A record of each vote cast by the Adviser on behalf of a client (proxy voting vendor);

•	A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

•	A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

•	Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)
Such records must be maintained for at least six years.

VI.	Policies and Procedures Revisions
      This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.
Attachments:

Exhibit A —	Proxy Override of Guidelines Form

Exhibit B —	Proxy Voting For Conflicts Form

Exhibit A
PROXY OVERRIDE of GUIDELINES

Portfolio Manager/ Analyst:
Security Issuer:
Proposal Description to be Voted On:

Proposal Type:
	☐ Management Proposal	☐ Shareholder Proposal
Describe in detail why you believe an override is in the client’s best interest (include any supporting documentation)

What is the date of the last analyst visit (if within past 12 months)?
Were matters of issuer’s proxy discussed?

Certification:	☐ No	☐ Yes (if yes, attach a detailed summary of this discussion.
The undersigned hereby certifies to the best of his or her knowledge that the statements contained herein are true, complete and accurate, and that such proxy vote is in the client’s best interests without regard to the interests of Jennison or any related parties and that there were no other factors influencing the voting of the proxy. Furthermore, please certify by checking the appropriate box below:
Has anyone (outside of your portfolio management area) contacted you in an attempt to influence your decision to vote this proxy matter?

☐ No	☐ Yes (provide description)
(If you have checked YES to the foregoing questions, please attach either an appropriate description or explanation. If you have been contacted, please be sure to include in your description the name of the person who contacted you and on whose behalf, the manner in which you were contacted (such as by phone, by mail, as part of group, individually etc.), the subject matter of the communication and any other relevant information, and attach copies of any written communications, as well.)

Signature:	Date:

Title:

Supervisor:
Signature:	Date:

Name:

Title:

Exhibit B
PROXY VOTING FOR CONFLICTS FORM
The following issuer is included on the list of potential conflicts. A copy of all documentation supporting the voting decision(s) are to be attached to this form, including a copy/list of the proxy matter(s).

Name of issuer:
Contractual name of related client:
PROXY INFORMATION:
Date proxy received:
Date of proxy:
Date of meeting:
Asset Management Unit:
Aggregate AUM holdings in issuer:
Percentage of issuer’s shares outstanding:
CLIENT SERVICE:
Date of last client service visit:
(If within past 12 months)
Were matters of issuer’s proxy discussed?
(If yes, attach a summary of this discussion)
ANALYST INFORMATION:
Date of last analyst visit to issuer:
(If within past 12 months)
Were matters of the issuer’s proxy discussed?
(If yes, attach a summary of this discussion)
Were there any other influences considered outside of the normal proxy decision process typically followed by the Asset Manager?                         If yes, please describe.

Does the Asset Manager believe that it voted the proxy for the above issuer in what it believes to be in the best economic interest of its client(s)?

Signature:	Date:
Name:
Title:

Dennis Kass:	Date:
Chief Executive Officer*
Stephanie Willis:	Date:
Chief Compliance Officer*

*	signature required only if voting against policy

APPENDIX O
Lazard

A.	Introduction
      As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
      Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.
      This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies
      Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.	General Administration

1. Overview
      Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard’s international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard’s U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard’s Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer.

A representative of Lazard’s Legal/ Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties
      To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.
      ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’s analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process
      Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
      Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.
      In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.
      ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.	Specific Proxy Items
      Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1.	Routine Items
      Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights Matters
      Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Director and Its Committees
      Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•	For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•	Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b. Anti-takeover Measures
      Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c. Conduct of Shareholder Meetings
      Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure
      Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues
      Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•	Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions
      Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Social and Political Issues
      Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.
      Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.	Voting Non-U.S. Securities
      Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.	Conflicts of Interest

1. Overview
      Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.
      Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations
      All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.
      ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.
      Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists
      Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a. Where Approved Guideline Is For or Against
      Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.
      If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

b. Where Approved Guideline Is Case-by-Case
      In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.
      If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.	Review of Policy
      The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

APPENDIX P
Loomis Sayles

1.	GENERAL

A.	Introduction.
      Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, absent instructions from the client or their representative to the contrary, it does not have voting authority over such client’s account(s). Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
      Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles’ Procedures and the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.
      The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3. Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client’s best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles’s representatives.

8. Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C.	Proxy Committee.
      1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.
      2. Duties. The specific responsibilities of the Proxy Committee, include,

a. to develop, authorize, implement and update these Proxy Voting Procedures, including

(i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

b. to oversee the proxy voting process, including;

(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

c. to engage and oversee third-party vendors, including Proxy Voting Services; and

d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.
      3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.
      4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D.	Conflicts of Interest.
      Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.
      Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
      Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
      Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.	PROPOSALS USUALLY VOTED FOR
      Proxies involving the issues set forth below generally will be voted FOR.
      Director Nominees in Uncontested Elections:
      A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
      B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.
      Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.
      Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.
      Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
      Shareholder Ability to Alter the Size of the Board:
      A. Vote for proposals that seek to fix the size of the board.
      B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.
      Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
      Ratifying Auditors:
      A. Generally vote for proposals to ratify auditors.
      B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.
      Cumulative Voting: Vote for proposals to permit cumulative voting.

      Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/ Trustees.
      Fair Price Provisions:
      A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
      B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
      White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.
      Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
      Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
      Blank Check Preferred Authorization:
      A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
      B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
      C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.
      Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
      Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
      OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
      A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
      B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
      C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
      D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.
      Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
      Changing Corporate Name: Vote for changing the corporate name.

      Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
      Golden and Tin Parachutes:
      A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
      B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

3.	PROPOSALS USUALLY VOTED AGAINST
      Proxies involving the issues set forth below generally will be voted AGAINST.
      Shareholder Ability to Remove Directors:
      A. Vote against proposals that provide that directors may be removed only for cause.
      B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
      Staggered Director Elections: Vote against proposals to classify or stagger the board.
      Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
      Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.
      Director and Officer Indemnification and Liability Protection:
      A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
      B. Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.
      Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.
      Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
      Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.
      Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
      Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

      Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4.	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE
      Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.
      Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
      Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
      A. Vote against plans which expressly permit repricing of underwater options.
      B. Vote against proposals to make all stock options performance based.
      C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
      D. Vote for proposals that request expensing of stock options.
      Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.
      401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

5.	PROPOSALS REQUIRING SPECIAL CONSIDERATION
      The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.
      Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.
      Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.
      Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.
      Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.
      Poison Pills:
      A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

      B. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
      C. Review on a case-by-case basis management proposals to ratify a poison pill.
      Greenmail:
      A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
      B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
      Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
      Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.
      Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.
      Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Bankruptcy — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
      Shareholder Proposals to Limit Executive and Director Pay:
      A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
      B. Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. Vote against proposals to link all executive or director variable compensation to performance goals.
      State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).
      Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.
      Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
      Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

      Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
      Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
      Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
      Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.
      Energy and Environment: Proposals that request companies to file the CERES Principles.
      Northern Ireland: Proposals pertaining to the MacBride Principles.
      Military Business: Proposals on defense issues.
      Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.
      Third World Debt Crisis: Proposals dealing with third world debt.
      Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.
      Animal Rights: Proposals that deal with animal rights.
      Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.
      Human Resources Issues: Proposals regarding human resources issues.
      Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.
      Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.
      Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.
      Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.
As amended August 30, 2007

APPENDIX Q
MFS
      Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.	Voting Guidelines
 1. General Policy; Potential Conflicts of Interest
      MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.
      In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.
      As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
      From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.
      These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS

Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.	Administrative Procedures
 1. MFS Proxy Voting Committee
      The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest
      The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
      In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
      The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.
      From time to time, certain MFS Funds may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies
      Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.
      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.	Analyzing Proxies
      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.
      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies
      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	Monitoring System
      It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.
      When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	Records Retention
      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of

[1]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	Reports
     All MFS Advisory Clients
      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.
      Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.
Updated March 13, 2008

APPENDIX R
NFJ
General Policy
      NFJ Investment Group L.P. (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.
      This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions
      Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.
The Proxy Committee
      The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•	Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•	Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

      The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.
Obligation to Vote
      When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.
Voting Proxies

Written Proxy Voting Guidelines
      NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies
      NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process;

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

•	When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations
      NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan
      Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.
      Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.
      The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.
Resolving Conflicts of Interest
      NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.
Making Appropriate Disclosures to Clients
      NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements
      In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records
      Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.
Providing Clients Access to Voting Records

Access by Clients
      Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.
      Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties
      Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.
Outsourcing the Proxy Voting Process
      To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.
Version 1.3 — Effective August 1, 2003
Revised December 31, 2007

APPENDIX S
Oppenheimer
      These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).
A.     Funds for which OFI has Proxy Voting Responsibility
      OFI Funds. Each Board of Directors/ Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.
      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.
      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.
      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.
B.     Proxy Voting Committee
      OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.
      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.
      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.
      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.     Administration and Voting of Portfolio Proxies
          1.     Fiduciary Duty and Objective
      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.
      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.
          2.     Proxy Voting Agent
      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
      In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.
          3.     Material Conflicts of Interest
      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

      In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.
      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•	If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•	If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•	If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

          4.     Certain Foreign Securities
      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
          5.     Securities Lending Programs
      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.
      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.
          6.     Shares of Registered Investment Companies (Fund of Funds)
      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.     Fund Board Reports and Recordkeeping
      OFI will prepare periodic reports for submission to the Board describing:

•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.     Amendments to these Procedures
      In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.
F.     Proxy Voting Guidelines
      The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.
as of December 5, 2005

Appendix A (Oppenheimer)
OppenheimerFunds, Inc. and Oppenheimer Funds
Portfolio Proxy Voting Guidelines
(as of August 30, 2007)
1.   OPERATIONAL ITEMS
      1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
      1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
      1.3 Change Company Name.

•	Vote WITH Management
      1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

      1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.
          AUDITORS
      1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	Fees for non-audit services are excessive.

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS
      2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	Composition of the board and key board committees

•	Attendance at board meetings

•	Corporate governance provisions and takeover activity

•	Long-term company performance relative to a market index

•	Directors’ investment in the company

•	Whether the chairman is also serving as CEO

•	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse.

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

•	Enacted egregious corporate governance policies or failed to replace management as appropriate.

•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

•	Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term “public company” excludes an investment company.)

•	Serve on more than six public company boards. (The term “public company” excludes an investment company.)

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

•	If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

•	If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting,

and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.
      2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

      2.3 Classification/ Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

      2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.
      2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors
      2.6   Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•	Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

      2.7 Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

      2.8 Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

      2.9 Independent Chairman (Separate Chairman/CEO)

•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

•	The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/ CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

      2.10    Majority of Independent Directors/Establishment of Committees

•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      2.11 Open Access

•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)
      2.12 Stock Ownership Requirements

•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•	Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of: Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

      2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.
3.0 PROXY CONTESTS
      3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry

•	Management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•	Stock ownership position

      3.2 Reimbursing Proxy Solicitation Expenses

•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.
      3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•	If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
      4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
      4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

      4.3 Poison Pills

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

      4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

      4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

      4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management
      4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS
      5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

      5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

      5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest

      5.4 Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
      5.5 Conversion of Securities

•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6	Corporate Reorganization/ Debt Restructuring/ Prepackaged Bankruptcy Plans/ Reverse Leveraged Buyouts/ Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
      5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

•	Adverse changes in shareholder rights.

      5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	Offer price/premium

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interests

•	Other alternatives/offers considered

•	Non-completion risk

      5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed

•	Percentage of ownership

•	Financial and strategic benefits

•	Governance structure

•	Conflicts of interest

•	Other alternatives

•	Non-completion risk

      5.10 Liquidations

•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

      5.11 Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price (premium or discount)

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

      5.12 Private Placements/ Warrants/ Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

      5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

      5.14 Value Maximization Proposals

•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.
      5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)
6.0 STATE OF INCORPORATION
      6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

      6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.
      6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.
      6.4 Fair Price Provisions

•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

      6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.
      6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
      6.7 Reincorporation Proposals

•	Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

      6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
      6.9 State Anti-takeover Statutes

•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
7.0 CAPITAL STRUCTURE
      7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.
      7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

      7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

      7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      7.5 Preemptive Rights

•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
      7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•	Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•	Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

      7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.
      7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	More simplified capital structure

•	Enhanced liquidity

•	Fairness of conversion terms

•	Impact on voting power and dividends

•	Reasons for the reclassification

•	Conflicts of interest

•	Other alternatives considered

      7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

      7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
      7.11 Stock Distributions: Splits and Dividends

•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
      7.12 Tracking Stock

•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8.0 EXECUTIVE AND DIRECTOR COMPENSATION
      8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•	In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

      8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

      8.3 Bonus for Retiring Director

•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.
      8.4 Cash Bonus Plan

•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.
      8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

      8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•	Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

      8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

      8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is 27 months or less

•	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is at least 85% of fair market value

•	Offering period is greater than 27 months

•	The number of shares allocated to the plan is more than 10% of the outstanding shares

      8.9   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

      8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)
      8.11  Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT.
      8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.
      8.13  Shareholder Proposals Regarding Executive and Director Pay

•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
      8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

      8.15 Pay-for-Performance

•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

      8.16 Golden Parachutes and Executive Severance Agreements

•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control management

•	The amount should not exceed three times base salary plus guaranteed benefits

      8.17 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
      8.18 Supplemental Executive Retirement Plans (SERPs)

•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
      8.19 Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

•	The nature of the proposal where financial restatement is due to fraud

•	Whether or not the company has had material financial problems resulting in chronic restatements

•	The adoption of a robust and formal bonus/equity recoupment policy

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES
      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

APPENDIX T
Pacific Asset Management (PAM)
Summary:
      The purpose of these procedures is to describe how Pacific Asset Management (“PAM”), as per its fiduciary obligation, follows adopted policies and procedures that are reasonably designed to ensure that the company votes proxies in the best interest of its clients, to disclose information about those policies and procedures, and to disclose how its clients may obtain information on how the adviser has voted their proxies.
Policies and Procedures:
      PAM has implemented Proxy Voting Policies and Procedures (“Policies”) that are designed to reasonably ensure that PAM votes proxies prudently and in the best interest of its advisory clients for whom PAM has voting authority. The Policies address, among other things, conflicts of interest that may arise between PAM’s interest and its clients’ interest. PAM will take steps to identify the existence of any material conflicts of interest relating to the securities to be voted. Conflicts based on business relationships or dealings with affiliates of PAM will only be considered to the extent that PAM has actual knowledge of such business relationships.
      Given the nature of the portfolios managed, PAM does not typically invest in equity securities, and therefore the volume of proxies is relatively low. All custodian banks are notified of their responsibility to forward to PAM all proxy materials. When proxy materials are received, Investment Management Division (“IMD”) Operations/ Compliance verifies that materials for all holdings from each custodian bank are also received. Furthermore, if an Analyst becomes aware of an upcoming proxy vote, IMD Operations/ Compliance follows up with the Custodians to ensure that materials are received. If an expected proxy is not received by the voting deadline, PAM will direct the Custodian to vote in accordance with PAM’s instructions.
      PAM’s process in dealing with proxy issues is both thorough and reasonable, and is geared to promote maximum long-term shareholder value. PAM Analysts review all proxies that are received on an individual basis, weighing PAM’s knowledge about a company, its current management, and the management’s past performance records against the merits of each proxy issue.
      Proxy proposals generally fall into one of the three following categories: routine matters, social issues, and business proposals. Routine proxy proposals, amendments, or resolutions are defined as those, which do not change the structure, by-laws, or operations of the corporation. With regards to routine matters, PAM has determined to vote with management on routine matters and will generally vote for the proposals that are reflective of reasonable and equitable corporate standards. Social issues appear in proxy proposals that attempt to deal with activities of social conscience. Shareholders’ groups sometimes submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent. As a fiduciary, PAM must serve exclusively the financial interests of the account beneficiaries. PAM will seek to determine the business benefits of corporate actions as well as the social costs of such actions. PAM will support management in areas where acceptable efforts are made on behalf of special interest of social conscience, which are not detrimental to its clients. PAM believes the burden of social responsibility rests with management. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. PAM will vote in favor of business proposals as long as the client position or value is either preserved or enhanced.
      PAM generally votes with the recommendations of a company’s Board of Directors on standard or non-controversial items, unless otherwise warranted following a review of the issues involved. All proxies are sent to the appropriate PAM Analyst for review and recommendation based on his or her knowledge of the

T-1

company. Analyst recommendations to vote with management on certain items are voted accordingly, and all other recommendations and issues are reviewed by the Chief Investment Officer (“CIO”). PAM tailors its review and voting of proxies based on the domicile of the company, the nature of the clients holding the security, and the positions held.
      When a material conflict of interest exists, PAM will choose among the following options to eliminate such conflict: (1) vote in accordance with the Policies if doing so involves little or no discretion; (2) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (3) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (4) if agreed upon in writing with the client, forward the proxies to the affected client and allow the client to vote the proxies.
      From time to time, voting securities may be held in the High Yield Bond Portfolio as the result of corporate actions or because equity securities may be attached to debt securities purchased by the Portfolio, although such positions are expected to be minimal. It is not expected that voting securities will be held in the Money Market Portfolio(s).
      For mutual funds, proxy filing information is reported to the SEC via the annual Form N-PX. PAM Compliance collects proxy-voting information for purposes of filing Form N-PX on an annual basis. All records regarding these filings are kept by PLFA Compliance in accordance with applicable retention requirements. A record of each decision is maintained by IMD Operations/ Compliance for at least two years. All analyst memoranda dealing with issues and recommendations are retained in accordance with applicable records retention requirements.
Oversight Controls:
      Proxy processing is the responsibility of IMD Operations/ Compliance. Any vote not clearly within the guidelines stated above is reviewed by the Assistant Vice President (“AVP”), IMD Operations/ Compliance. Votes determined to be outside the guidelines shall be approved by the CIO. If a security is held by more than one portfolio and the analyst’s response differs between portfolios, the AVP, IMD Operations/ Compliance will be notified. Such votes shall be discussed with and approved by the CIO. Each month the AVP, IMD Operations/ Compliance reviews all votes to ensure that the appropriate determination regarding compliance with the guidelines was made.
Escalation:
      Votes not covered by the above-stated guidelines and contested situations are approved by the CIO. Any errors will be addressed with the CIO. Any material violations of the procedures with respect to a material conflict of interest shall be brought to the attention of the Chief Compliance Officer (“CCO”).

T-2

APPENDIX U
PIMCO
Proxy Voting Policy and Procedures1
      The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4
      PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5
      Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy
      These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

[1]	Revised as of Feb 14, 2006.

[2]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

[4]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

      PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
Conflicts of Interest
      PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.
      PIMCO will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
      Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.
PIMCO Record Keeping
      PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

      Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.
Review and Oversight
      PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.
      Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.
      1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).
      2. Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.
      3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.
      4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.
      5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
      6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.
Categories of Proxy Voting Issues
      In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.
Board of Directors
      1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
      2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.
      3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.
      4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.
      5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
      6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.
Proxy Contests and Proxy Contest Defenses
      1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
      2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

      3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
      4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.
      5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.
      6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.
Tender Offer Defenses
      1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
      2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
      3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.
Capital Structure
      1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
      2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
      3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

      4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.
Executive and Director Compensation
      1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
      2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
      3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.
State of Incorporation
      State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
Mergers and Restructurings
      1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.
      2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Investment Company Proxies
      For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
      For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
      1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.
      2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
      3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
      4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
      5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
      6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.
      7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
      8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
      9. Disposition of Assets/ Termination/ Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.
      10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

      11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.
      12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.
Distressed and Defaulted Securities
      1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
      2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.
Miscellaneous Provisions
      1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.
      2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
      3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.
      4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

APPENDIX V
Van Kampen
I.     Policy Statement
      Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
      The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
      Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/ Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
      Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.
      Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II.     General Proxy Voting Guidelines
      To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
      We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.
      We may abstain on matters for which disclosure is inadequate.
A.       Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports.

•	General updating/corrective amendments to the charter, articles of association or bylaws.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

      We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.     Board of Directors

1.	Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.	We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
C.        Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.
D.     Changes in capital structure.
      1.     We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management proposals for higher dividend payouts.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

      We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
E.     Takeover Defenses and Shareholder Rights

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.         Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
G.     Executive and Director Remuneration.

1.	We generally support the following proposals:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
H.       Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.
I.      Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
III.     Administration of Policy
      The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”). The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
      The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.
      The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
A.     Committee Procedures
      The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).
      The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

      Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
B.     Material Conflicts of Interest
      In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
      The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C.     Identification of Material Conflicts of Interest
      A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

      If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the

Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.
D.     Proxy Voting Reporting
      The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.
      The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
      MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
      MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A (Van Kampen)
      The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
      Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
      In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
      For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B (Van Kampen)
      The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund (“VK Fund”) sub advised by Avenue Europe International Management, L.P. (“Avenue”). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM’s Policy.)

1.	Generally: With respect to Avenue’s portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser’s involvement in the voting process of Avenue’s portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue’s portion of the Fund.

2.	Voting Guidelines: All proxies, with respect to Avenue’s portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM’s Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board’s authority.

3.	Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Updated: February 28, 2008

APPENDIX W
Vaughan Nelson
Introduction
      Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.
      The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.
Proxy Policy
      The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.
      The firm has created a proxy voting guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy.
Conflicts of Interest
      The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.
      A potential conflict may be resolved in either of the following manners:

•	If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of Risk Metrics (formerly Institutional Shareholder Services), an independent third party, as to how the proxy should be voted.
Limitations
      There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

•	Mutual Funds — where voting may be controlled by restrictions within the fund or the actions of authorized persons

•	International Securities — where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•	Investment Partnerships — where the investment strategy is implemented on a non-discretionary basis and inherently contains a short-term investment bias. A proxy for these accounts will only be voted to the extent the security is also held in discretionary long-only strategies.

•	New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•	Unsupervised Securities — where the firm does not have a basis on which to offer advice

•	Unjustifiable Costs — where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall in appropriate cases weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	ERISA accounts — with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.
Guideline Formulation
      The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a “blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest.
      The guideline is the work product of the firm’s investment committee who has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment committee draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm Risk Metrics, internal research, published information on corporate governance and experience.

Disclosure to Clients
      The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.
Procedures
      The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:
Oversight
      The Compliance Officer will be responsible for the administration and oversight of the proxy voting process. The Compliance Officer will also:

1.	Review and update the firm’s policies and procedures as necessary.

2.	Coordinate the review and update of the firm’s proxy voting guidelines by the investment committee or its designee.

3.	Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.
      The Compliance Officer (CO) and Proxy Administrator (PA) will oversee the use of Risk Metrics, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.
Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.	At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to Risk Metrics for voting.

Voting Process

1.	The PA periodically uploads a file detailing all the securities held on behalf of our clients to Risk Metrics.

2.	Risk Metrics is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the Risk Metrics software the PA is able to determine for each security its record date, meeting date and whether Risk Metrics has completed proxy research on the security.

4.	The PA will download the Risk Metrics proxy research for each security along with a copy of the voting form and forward the package to the CO.

5.	The CO will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CO will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for voting.

b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

c)	As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm, Risk Metrics. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the CEO. The package will then be returned to the PA for voting.

7.	Through the software interface with Risk Metrics the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	Risk Metrics will then process the vote with the issuer on behalf of the firm.

Recordkeeping
      The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures — CO

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities — PA

3.	Proxy statements received on client securities — PA, Risk Metrics, Edgar

4.	Record of vote cast for each client — Risk Metrics, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline — PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records — PA, CO

PACIFIC SELECT FUND
Part C: OTHER INFORMATION
     Item 23. Exhibits

(a)(1)	Agreement and Declaration of Trust[2]

(a)(2)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – I-Net Tollkeeper[4]

(a)(3)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Focused 30 and Strategic Value[4]

(a)(4)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Bond and Income[5]

(a)(5)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[5]

(a)(6)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Large-Cap Core[6]

(a)(7)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Equity Income and Research[6]

(a)(8)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity, International Value and Inflation Managed[8]

(a)(9)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Real Estate[8]

(a)(10)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Main Street Core, Short Duration Bond, Small Cap–Value and Comstock[10]

(a)(11)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Telecommunications, Global Growth and Research[14]

(a)(12)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity[15]

(a)(13)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income[17]

(a)(14)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – I-Net Tollkeeper[18]

(a)(15)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Aggressive Growth[17]

(a)(16)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Large-Cap Growth[19]

(a)(17)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Aggressive Growth, Financial Services and Equity Income[21]

(a)(18)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust — Diversified Bond and International Small-Cap[21]

(a)(19)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Floating Rate Loan, Small-Cap Growth, Capital Opportunities and Concentrated Growth[23]

(a)(20)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity, filed herewith

(a)(21)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Long/Short Large-Cap, filed herewith

(b)	By-Laws[19]

(c)	Instruments Defining Rights of Holders of Securities[1]

(d)(a)	Amended and Restated Investment Advisory Agreement (previously filed as Exhibit (d)(23)) [16]

(d)(a)(1)	Schedule A to Advisory Agreement — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income (previously filed as Exhibit (d)(31)) [18]

(d)(a)(2)	Addendum to Advisory Agreement – Small-Cap Equity (previously filed as Exhibit (d)(38)) [17]

(d)(a)(3)	Schedule A to Advisory Agreement – Large-Cap Growth Portfolio (previously filed as Exhibit (d)(46)) [19]

(d)(a)(4)	Schedule A to Advisory Agreement — International Small-Cap and Diversified Bond (previously filed as Exhibit (d)(53)) [22]

(d)(a)(5)	Consent to Transfer Advisory Agreement, [24]

(d)(a)(6)	Schedule A to Advisory Agreement — Long/Short Large-Cap, filed herewith

(d)(b)	Advisory Fee Waiver Agreement — American Funds Growth and American Funds Growth-Income (previously filed as Exhibit (d)(32)) [17]

(d)(b)(1)	Advisory Fee Waiver Agreement – American Funds Growth Portfolio, filed herewith

(d)(b)(2)	Advisory Fee Waiver Agreement – American Funds Growth-Income Portfolio, filed herewith

(d)(b)(3)	Advisory Fee Waiver Agreement – Long/Short Large-Cap, filed herewith

(d)(c)	Advisory Fee Reduction Agreement (previously filed as Exhibit (d)(36) [18]

(d)(d)	Master Feeder Addendum to the Amended and Restated Advisory Agreement (previously filed as Exhibit (d)(33)) [17]

(d)(e)	Portfolio Management Agreement — Fred Alger Management, Inc. [23]

(d)(e)(1)	Amendment No. 1 to Fee Schedule — Fred Alger Management, Inc. [24]

(d)(f)	Portfolio Management Agreement — Alliance Capital Management L.P. (previously filed as Exhibit (d)(54)) [21]

(d)(f)(1)	Consent to transfer Portfolio Management Agreement — Alliance Capital Management L.P. [23]

(d)(g)	Portfolio Management Agreement — Batterymarch Financial Management, Inc. (previously filed as Exhibit (d)(55)) [21]

(d)(g)(1)	Consent to Transfer Portfolio Management Agreement — Batterymarch Financial Management, Inc. [24]

(d)(h)	Portfolio Management Agreement — BlackRock Investment Management, LLC (previously filed as Exhibit (d(68)(a)) [22]

(d)(h)(1)	Amendment to Fee Schedule — BlackRock Investment Management, LLC (previously filed as Exhibit (d)(68)(b)) [22]

(d)(h)(2)	Consent to Transfer Portfolio Management Agreement — BlackRock Investment Management, LLC [24]

(d)(h)(3)	Amendment No. 1 to Portfolio Management Agreement — BlackRock Investment Management, LLC [24]

(d)(i)	Portfolio Management Agreement – Capital Guardian Trust Company (previously filed as Exhibit (d)(7)) [2]

(d)(i)(1)	Amendment to Portfolio Management Agreement – Capital Guardian Trust Company (previously filed as Exhibit (d)(26)) [16]

(d)(i)(2)	Fee Schedule to Portfolio Management Agreement — Capital Guardian Trust Company (previously filed as Exhibit (d)(34)) [17]

(d)(i)(3)	Amendment to Portfolio Management Agreement — Capital Guardian Trust Company (previously filed as Exhibit (d)(60)) [21]

(d)(i)(4)	Consent to Transfer Portfolio Management Agreement — Capital Guardian Trust Company [23]

(d)(j)	Portfolio Management Agreement — Salomon Brothers Asset Management Inc (previously filed as Exhibit (d)(49)) [19]

(d)(j)(1)	Notice of and Consent to Transfer Portfolio Management Agreement — From Salomon Brothers Asset Management Inc to ClearBridge Capital Advisors LLC (previously filed as Exhibit (d)(72)) [22]

(d)(j)(2)	Consent to Transfer Portfolio Management Agreement — ClearBridge Capital Advisors LLC [24]

(d)(j)(3)	Amendment No. 2 to the Portfolio Management Agreement — ClearBridge Capital Advisors LLC [24]

(d)(k)	Portfolio Management Agreement – Columbia Management Advisors, LLC (previously filed as Exhibit (d)(40)) [18]

(d)(k)(1)	Notice of and Consent to Transfer of Portfolio Management Agreement – Columbia Management Advisors, LLC (previously filed as Exhibit (d)(47)) [20]

(d)(k)(2)	Consent to Transfer Portfolio Management Agreement — Columbia Management Advisors LLC [24]

(d)(l)	Portfolio Management Agreement – Goldman Sachs Asset Management, L.P. (previously filed as Exhibit (d)(3)) [10]

(d)(l)(1)	Fee Schedule to Portfolio Management Agreement — Goldman Sacks Asset Management, LLP (previously filed as Exhibit (d)(18)) [18]

(d)(l)(2)	Amendment No. 1 to Portfolio Management Agreement — Goldman Sachs Asset Management, L.P. (previously filed as Exhibit (d)(66)) [22]

(d)(l)(3)	Amendment No. 2 to Portfolio Management Agreement — Goldman Sachs Asset Management, L.P. (previously filed as Exhibit (d)(67)) [22]

(d)(l)(4)	Consent to Transfer Portfolio Management Agreement — Goldman Sachs Asset Management, L.P. [24]

(d)(m)	Portfolio Management Agreement — Highland Capital Management L.P. [23]

(d)(n)	Portfolio Management Agreement — J.P. Morgan Investment Management Inc. (previously filed as Exhibit (d)(56)) [22]

(d)(n)(1)	Consent to Transfer Portfolio Management Agreement — J.P. Morgan Investment Management Inc. [23]

(d)(n)(A)	Portfolio Management Agreement — J.P. Morgan Investment Management Inc. — Long/Short Large-Cap, filed herewith

(d)(o)	Portfolio Management Agreement – Janus Capital Management LLC (previously filed as Exhibit (d)(1)) [8]

(d)(o)(1)	Amendment to Portfolio Management Agreement – Janus Capital Management LLC (previously filed as Exhibit (d)(27)) [16]

(d)(o)(2)	Fee Schedule to Portfolio Management Agreement – Janus Capital Management LLC (previously filed as Exhibit (d)(39)) [18]

(d)(o)(3)	Amendment to Portfolio Management Agreement — Janus Capital Management LLC (previously filed as Exhibit (d)(69) [22]

(d)(o)(4)	Consent to Transfer Portfolio Management Agreement — Janus Capital Management LLC [23]

(d)(p)	Portfolio Management Agreement – Jennison Associates (previously filed as Exhibit (d)(41)) [18]

(d)(p)(1)	Consent to Transfer Portfolio Management Agreement — Jennison Associates [23]

(d)(q)	Portfolio Management Agreement – Lazard Asset Management LLC (previously filed as Exhibit (d)(6)) [11]

(d)(q)(1)	Fee Schedule to Portfolio Management Agreement – Lazard Asset Management LLC (previously filed as Exhibit (d)(20)) [13]

(d)(q)(2)	Notice of and Consent to Assignment of Sub-Advisory Agreement – Lazard Asset Management LLC (previously filed as Exhibit (d)(37)) [18]

(d)(q)(3)	Amendment to Portfolio Management Agreement – Lazard Asset Management LLC (previously filed as Exhibit (d)(44)) [18]

(d)(q)(4)	Agreement Regarding continuation of Sub-Advisory Agreements — Lazard Asset Management LLC (previously filed as Exhibit (d)(48)) [21]

(d)(q)(5)	Fee Schedule to Portfolio Management Agreement— Lazard Asset Management LLC (previously filed as Exhibit (d)(58)) [21]

(d)(q)(6)	Amendment to Portfolio Management Agreement — Lazard Asset Management LLC (previously filed as Exhibit (d)(61)) [21]

(d)(q)(7)	Consent to Transfer Portfolio Management Agreement — Lazard Asset Management LLC [23]

(d)(r)	Portfolio Management Agreement – Loomis, Sayles & Company, L.P. (previously filed as Exhibit (d)(45)) [20]

(d)(r)(1)	Consent to Transfer Portfolio Management Agreement — Loomis, Sayles & Company, L.P. [23]

(d)(s)	Portfolio Management Agreement – MFS Investment Management (previously filed as Exhibit (d)(11)) [5]

(d)(s)(1)	Fee Schedule to Portfolio Management Agreement – MFS Investment Management (previously filed as Exhibit (d)(22)) [21]

(d)(s)(2)	Amendment to Portfolio Management Agreement — MFS Investment Management (previously filed as Exhibit (d)(50)) [19]

(d)(s)(3)	Amendment to Portfolio Management Agreement — MFS Investment Management (previously filed as Exhibit (d)(64)) [21]

(d)(s)(4)	Amendment to Portfolio Management Agreement — MFS Investment Management (previously filed as Exhibit (d)(65) [21]

(d)(s)(5)	Amendment to Portfolio Management Agreement — MFS Investment Management (previously filed as Exhibit (d)(70)) [22]

(d)(s)(6)	Consent to Transfer Portfolio Management Agreement — MFS Investment Management [23]

(d)(t)	Portfolio Management Agreement – NFJ Investment Group L.P. (“NFJ”) (previously filed as Exhibit(d)(16)) [10]

(d)(t)(1)	Amendment to Portfolio Management Agreement – NFJ Investment Group L. P. (previously filed as Exhibit (d)(35)) [19]

(d)(t)(2)	Amendment to Portfolio Management Agreement — NFJ Investment Group L.P. (previously filed as Exhibit (d)(59)) [21]

(d)(t)(3)	Consent to Transfer Portfolio Management Agreement — NFJ Investment Group L.P. (previously filed as Exhibit (d)(t)(4)) [23]

(d)(t)(4)	Amendment No. 4 to Portfolio Management Agreement — NFJ Investment Group L.P. [24]

(d)(u)	Portfolio Management Agreement – OppenheimerFunds, Inc. (previously filed as Exhibit (d)(15)) [10]

(d)(u)(1)	Amendment to Portfolio Management Agreement – OppenheimerFunds, Inc. (previously filed as Exhibit (d)(29)) [16]

(d)(u)(2)	Consent to Transfer Portfolio Management Agreement — Oppenheimer Funds, Inc. [23]

(d)(v)	Portfolio Management Agreement – Pacific Investment Management Company LLC (previously filed as Exhibit (d)(6)) [11]

(d)(v)(1)	Amendment to Portfolio Management Agreement – Pacific Investment Management Company LLC (previously filed as Exhibit (d)(13)) [16]

(d)(v)(2)	Amendment to Portfolio Management Agreement — Pacific Investment Management Company LLC (previously filed as Exhibit (d)(52)) [20]

(d)(v)(3)	Consent to Transfer Portfolio Management Agreement — Pacific Investment Management Company LLC [24]

(d)(v)(4)	Amendment to Portfolio Management Agreement — Pacific Investment Management Company LLC, filed herewith

(d)(w)	Portfolio Management Agreement – Van Kampen (previously filed as Exhibit (d)(4)) [11]

(d)(w)(1)	Amendment to Portfolio Management Agreement — Van Kampen (previously filed as Exhibit (d)(62)) [21]

(d)(w)(2)	Amendment to Portfolio Management Agreement — Van Kampen (previously filed as Exhibit (d)(71)) [22]

(d)(w)(3)	Consent to Transfer Portfolio Management Agreement — Van Kampen [23]

(d)(x)	Portfolio Management Agreement – Vaughan Nelson Investment Management, L.P. (previously filed as Exhibit (d)(43)) [18]

(d)(x)(1)	Consent to Transfer Portfolio Management Agreement — Vaughan Nelson Investment Management, L.P. [23]

(d)(y)	Portfolio Management Agreement — Analytic Investors, LLC, filed herewith

(e)(1)	Distribution Agreement [24]

(e)(2)	Addendum to Distribution Agreement – I-Net Tollkeeper [3]

(e)(3)	Addendum to Distribution Agreement – Focused 30 and Strategic Value [4]

(e)(4)	Exhibit A to Distribution Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip [5]

(e)(5)	Exhibit A to Distribution Agreement – Equity Income and Research [7]

(e)(6)	Exhibit A to Distribution Agreement — Emerging Markets [9]

(e)(7)	Exhibit A to Distribution Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond [10]

(e)(8)	Exhibit A to Distribution Agreement – Telecommunications, Global Growth, and Research [12]

(e)(9)	Exhibit A to Distribution Agreement – Small-Cap Equity [16]

(e)(10)	Exhibit A to Distribution Agreement – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income [18]

(e)(11)	Exhibit A to Distribution Agreement – Large-Cap Growth Portfolio [19]

(e)(12)	Exhibit A to Distribution Agreement – International Small-Cap and Diversified Bond [22]

(e)(13)	Exhibit A to Distribution Agreement — Floating Rate Loan [24]

(e)(14)	Exhibit A to Distribution Agreement — Long/Short Large-Cap, filed herewith

(f)(1)	Amended and Restated Trustees’ Deferred Compensation Plan – 2004 [16]

(f)(2)	Trustees’ Deferred Compensation Plan – 2005 [16]

(f)(3)	Consolidated Trustees’ Deferred Compensation Plan [22]

(g)(1)	Custody and Investment Accounting Agreement [9]

(g)(2)	Exhibit A to Custody and Investment Accounting Agreement – Equity Income and Research [8]

(g)(3)	Amendment to Custody and Investment Accounting Agreement [11]

(g)(4)	Exhibit A to Custody Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond [10]

(g)(5)	Exhibit A to Custody Agreement – Telecommunications, Global Growth and Research [13]

(g)(6)	Exhibit A to Custody Agreement – Small-Cap Equity [16]

(g)(7)	Exhibit A to Custody Agreement – VN Small-Cap Value, American Funds Growth and American Funds Growth-Income [18]

(g)(8)	Exhibit A to Custody Agreement – Large-Cap Growth Portfolio [20]

(g)(9)	Exhibit A to Custody Agreement – International Small-Cap and Diversified Bond [22]

(g)(10)	Exhibit A to Custody Agreement – Floating Rate Loan [24]

(g)(11)	Form of Exhibit A to Custody Agreement – Long/Short Large-Cap, filed herewith

(h)(a)	Agency Agreement with Addendums – Growth LT, Equity and Bond and Income (previously filed as Exhibit (h)(1)) [1]

(h)(a)(1)	Addendum to Agency Agreement – Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT (previously filed as Exhibit (h)(4)) [12]

(h)(a)(2)	Addendum to Agency Agreement – International Large-Cap and Diversified Research (previously filed as Exhibit (h)(5)) [2]

(h)(a)(3)	Addendum to Agency Agreement – I-Net Tollkeeper (previously filed as Exhibit (h)(6)) [3]

(h)(a)(4)	Addendum to Agency Agreement – Focused 30 and Strategic Value (previously filed as Exhibit (h)(8)) [4]

(h)(a)(5)	Schedule of Portfolios to Agency Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip (previously filed as Exhibit (h)(10)) [5]

(h)(a)(6)	Schedule of Portfolios to Agency Agreement – Equity Income and Research (previously filed as Exhibit (h)(15)) [7]

(h)(a)(7)	Schedule of Portfolios to Agency Agreement – Small-Cap Value, Comstock, Main Street Core, and Short Duration Bond (previously filed as Exhibit (h)(19)) [10]

(h)(a)(8)	Schedule of Portfolios to Agency Agreement – Telecommunications, Global Growth, and Research (previously filed as Exhibit (h)(23)) [13]

(h)(a)(9)	Addendum to Agency Agreement – Emerging Markets and Aggressive Equity (previously filed as Exhibit (h)(25)) [12]

(h)(a)(10)	Addendum to Agency Agreement – I-Net Tollkeeper (previously filed as Exhibit (h)(26)) [12]

(h)(a)(11)	Schedule of Portfolios to Agency Agreement – Small-Cap Equity (previously filed as Exhibit (h)(29)) [16]

(h)(a)(12)	Schedule of Portfolios to Agency Agreement — VN Small-Cap Value, American Funds Growth and American Funds Growth-Income (previously filed as Exhibit (h)(33)) [18]

(h)(a)(13)	Schedule of Portfolios to Agency Agreement – Large-Cap Growth (previously filed as Exhibit (h)(42)) [19]

(h)(a)(14)	Schedule of Portfolios to Agency Agreement – International Small-Cap and Diversified Bond (previously filed as Exhibit (h)(44)) [22]

(h)(a)(15)	Schedule of Portfolios to Agency Agreement – Floating Rate Loan [24]

(h)(a)(16)	Schedule of Portfolios to Agency Agreement – Long/Short Large-Cap, filed herewith

(h)(b)	Participation Agreement (previously filed as Exhibit (h)(2)) [3]

(h)(b)(1)	Addendum to Participation Agreement – I-Net Tollkeeper (previously filed as Exhibit (h)(7)) [3]

(h)(b)(2)	Addendum to Participation Agreement – Focused 30 and Strategic Value (previously filed as Exhibit (h)(9)) [4]

(h)(b)(3)	Addendum to Participation Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip (previously filed as Exhibit (h)(11)) [5]

(h)(b)(4)	Addendum to Participation Agreement – Equity Income and Research (previously filed as Exhibit (h)(16)) [7]

(h)(b)(5)	Exhibit B to Participation Agreement – Small-Cap Value, Main Street Core, Comstock, and Short Duration Bond (previously filed as Exhibit (h)(21)) [10]

(h)(b)(6)	Exhibit B to Participation Agreement – Telecommunications, Global Growth, and Research (previously filed as Exhibit (h)(24)) [13]

(h)(b)(7)	Exhibit B to Participation Agreement – Small-Cap Equity (previously filed as Exhibit (h)(28)) [16]

(h)(b)(8)	Exhibit A to Participation Agreement-Addition of Separate Account (previously filed as Exhibit (h)(36)) [16]

(h)(b)(9)	Exhibit B to Participation Agreement – VN Small Cap Value, American Funds Growth and American Funds Growth Income (previously filed as Exhibit (h)(37)) [18]

(h)(b)(10)	Exhibit B to Participation Agreement – Large-Cap Growth (previously filed as Exhibit (h)(41)) [19]

(h)(b)(11)	Exhibit B to Participation Agreement – International Small-Cap and Diversified Bond (previously filed as Exhibit (h)(45)) [22]

(h)(b)(12)	Exhibit B to Participation Agreement – Floating Rate Loan [24]

(h)(b)(13)	Exhibit B to Participation Agreement – Long/Short Large-Cap, filed herewith

(h)(c)(A)	Fund Participation Agreement – Pacific Life (previously filed as Exhibit (h)(35)) [17]

(h)(c)(A)(1)	Amendment No. 1 to Fund Participation Agreement — Pacific Life [24]

(h)(c)(B)	Fund Participation Agreement – Pacific Life & Annuity Company (previously filed as Exhibit (h)(39)) [17]

(h)(c)(B)(1)	Amendment No. 1 to Fund Participation Agreement — Pacific Life & Annuity Company [24]

(h)(d)	Expense Limitation Agreement (previously filed as (h)(d)(14)) [24]

(h)(d)(1)	Expense Limitation Agreement — American Funds Growth Income [24]

(h)(d)(2)	Amendment to the Expense Limitation Agreement — Long/Short Large-Cap, filed herewith

(h)(d)(3)	Schedule A to the Expense Limitation Agreement — Mid-Cap Equity, filed herewith

(h)(e)	Administration and Support Services [24]

(h)(f)	Service Agreement, filed herewith

(h)(f)(1)	Form of Schedule A to Service Agreement – Long/Short Large-Cap, filed herewith

(h)(g)	Form of Indemnification Agreement (previously filed as Exhibit (h)(47)) [21]

(i)	Opinion and Consent of Counsel [1]

(j)	Consent of Independent Registered Public Accounting Firm, filed herewith

(k)	Not Applicable

(l)	Not Applicable

(m)	Service Plan [24]

(m)(l)	Schedule A to Service Plan — Long/Short, filed herewith

(n)	Not Applicable

(o)	Not Applicable

(p)(1)	Code of Ethics – Pacific Select Fund [18]

(p)(2)	Code of Ethics – Capital Guardian Trust Company, filed herewith

(p)(3)	Code of Ethics – Goldman Sachs Asset Management, L.P. [24]

(p)(4)	Code of Ethics – Janus Capital Management LLC [24]

(p)(5)	Code of Ethics – Lazard Asset Management LLC [22]

(p)(6)	Code of Ethics – BlackRock Investment Management LLC [22]

(p)(7)	Code of Ethics – Van Kampen [23]

(p)(8)	Code of Ethics – Pacific Investment Management Company LLC [21]

(p)(9)	Code of Ethics – ClearBridge Advisors, LLC [24]

(p)(10)	Code of Ethics – Pacific Life Fund Advisors LLC [24]

(p)(11)	Code of Ethics – Fred Alger Management, Inc. [23]

(p)(12)	Code of Ethics – MFS Investment Management, filed herewith

(p)(13)	Code of Ethics – Highland Capital Management, L.P. [23]

(p)(14)	Code of Ethics – OppenheimerFunds, Inc., filed herewith

(p)(15)	Code of Ethics – NFJ [22]

(p)(16)	Code of Ethics – Columbia Management Advisors, LLC [24]

(p)(17)	Code of Ethics – Jennison Associates LLC, filed herewith

(p)(18)	No Longer Applicable

(p)(19)	Code of Ethics – Vaughan Nelson Investment Management, L.P. [24]

(p)(20)	Code of Ethics – Loomis, Sayles & Company, L.P., filed herewith

(p)(21)	Code of Ethics — Pacific Select Fund Independent Trustees [21]

(p)(22)	Code of Ethics — Batterymarch Financial Management, Inc. [22]

(p)(23)	Code of Ethics — Alliance Capital Management L.P., filed herewith

(p)(24)	Code of Ethics — J.P. Morgan Investment Management Inc. [24]

(p)(25)	Code of Ethics — Analytic Investors, LLC [24]

[1]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

[3]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

[4]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-002163 filed on October 18, 2000 and incorporated by reference herein.

[5]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-01-000433 filed on February 27, 2001 and incorporated by reference herein.

[6]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-01-502973 filed on October 15, 2001 and incorporated by reference herein.

[7]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-01-500980 filed on December 27, 2001 and incorporated by reference herein.

[8]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-001726 filed on October 7, 2002 and incorporated by reference herein.

[9]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-02-002145 filed on December 18, 2002 and incorporated by reference herein.

[10]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-03-001028 filed on April 30, 2003 and incorporated by reference herein.

[11]	Included in Registrant’s Form Type N1A/A, Accession No. 0001193125-03-057905 filed on October 3, 2003 and incorporated by reference herein.

[12]	Included in Registrant’s Form Type N1A/B, Accession No. 0001193125-03-095803 filed on December 17, 2003 and incorporated by reference herein.

[13]	Included in Registrant’s Form Type N1A/A, Accession No. 0000892569-04-000214 filed on February 24, 2004 and incorporated by reference herein.

[14]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-04-000515 filed on April 23, 2004 and incorporated by reference herein.

[15]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-04-000885 filed on October 15, 2004 and incorporated by reference herein.

[16]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-05-000013 filed on January 26, 2005 and incorporated by reference herein.

[17]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-05-000301 filed April 28, 2005 and incorporated by reference herein.

[18]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-05-000875 filed October 7, 2005 and incorporated by reference herein.

[19]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-05-001205 filed December 9, 2005 and incorporated by reference herein.

[20]	Included in Registrant’s Form Type NIA/A Accession No. 0000892569-06-000052 filed January 24, 2006 and incorporated by reference herein.

[21]	Included in Registrant’s Form Type N1A/B Accession No. 000892569-06-000595 filed April 27, 2006 and incorporated by reference herein.

[22]	Included in Registrant’s Form Type N1A/A Accession No. 0000892569-07-00026 filed January 19, 2007 and incorporated by reference herein.

[23]	Included in Registrant’s Form Type N1A/B Accession No. 0000892569-07-000538 filed April 30, 2007 and incorporated by reference herein.

[24]	Included in Registrant’s Form Type N1A/A Accession No. 0000892 569-08-000060 filed January 18, 2008 and incorporated by reference herein.

Item 24. Persons Controlled by or Under Common Control with the Fund

     Pacific Life Insurance Company (“Pacific Life”), on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Separate Account, and Pacific Life & Annuity Company (“PL&A”), on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, Pacific COLI Separate Account II, PL&A Separate Account I, (collectively referred to as “Separate Accounts”), owns of record the outstanding shares of the Series of Registrant. Pacific Life and PL&A will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.

Item 25. Indemnification

     Reference is made to Article V of the Registrant’s Declaration of Trust.

     Article V of the Registrant's Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant's registration statement provides for indemnification of the Registrant's trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant's registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the fullest extent permitted by the Registrant's Agreement and Declaration of Trust, By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of the Investment Adviser
Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

Pacific Life Fund Advisors LLC (PLFA)	700 Newport Center Drive	801-15057
Newport Beach, CA 92660

Fred Alger Management, Inc.	111 Fifth Avenue	801-6709
New York, NY 10003

AllianceBernstein L.P.	1345 Avenue of the Americas	801-56720
New York, NY 10105

Analytic Investors, LLC	500 S. Grand Avenue	801-7082
Los Angeles, CA 90017

Batterymarch Financial	John Hancock Tower	801-48035
Management, Inc.	200 Clarendon Street
Boston, MA 02116

BlackRock Investment Management,	800 Scudders Mill Road	801-56972
LLC	Plainsboro, NJ 08536

Capital Guardian Trust Company	333 South Hope Street	801-60145
Los Angeles, CA 90071

ClearBridge Advisors, LLC	399 Park Avenue	801-64710
New York, NY 10022

Columbia Management Advisors, LLC.	100 Federal Street	801-50372
Boston, MA 02110

Goldman Sachs Asset Management, L.P.	32 Old Slip	801-37591
New York, NY 10005

Highland Capital Management, L.P.	13455 Noel Road, Suite 800	801-54874
Dallas, TX 75240

J.P. Morgan Investment	245 Park Avenue	801-21011
Management, Inc.	New York, NY 10167

Janus Capital Management LLC	151 Detroit Street	801-13991
Denver, CO 80206

Jennison Associates LLC	466 Lexington Avenue	801-5608
New York, NY 10017

Lazard Asset Management LLC	30 Rockefeller Plaza	801-61701
New York, NY 10112

Loomis, Sayles & Company, L.P.	One Financial Center	801-170
Boston, MA 02111

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

MFS Investment Management	500 Boylston Street	801-17352
Boston, MA 02116

NFJ Investment Group L.P.	2100 Ross Avenue, Suite 700	801-47940
Dallas, TX 75201

OppenheimerFunds, Inc.	Two World Financial Center	801-8253
225 Liberty Street
New York, NY 10281

Pacific Investment Management	840 Newport Center Drive	801-48187
Company LLC	Newport Beach, CA 92660

Van Kampen	522 Fifth Avenue	801-15757
New York, NY 10036

Vaughan Nelson Investment	600 Travis Street, Suite 6300	801-51795
Management, L.P.	Houston, TX 77002

Item 27. Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, FINRA & SIPC serves as Distributor of Shares of Pacific Select Fund. PSD is also the distributor of shares of Pacific Life Funds and is a subsidiary of Pacific Life Insurance Company (“Pacific Life”), an affiliate of Pacific Life Fund Advisors LLC (“PLFA”).

(b)

Name and Principal	Positions and Offices	Positions and Offices
Business Address(1)	with Underwriter	with Registrant

Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Vice President	None

Gerald W. Robinson	Director, Chairman and Chief Executive Officer	None

Thomas Gibbons	Vice President	None

Jane M. Guon	Assistant Vice President and Assistant Secretary	None

Adrian S. Griggs	Director, Vice President and Chief Financial Officer	None

M. Kathleen McWard	Vice President	None

Alyce F. Peterson	Vice President	None

Brian D. Klemens	Vice President and Controller	Vice President and Treasurer

S. Kendrick Dunn	Assistant Vice President, Compliance	None

Michael A. Bell	Director, Executive Vice President	None

Dewey Bushaw	Senior Vice President	None

Robert C. Hsu	Senior Vice President, Chief Information Officer	None

Martha A. Gates	Senior Vice President	None

Gail Cobin Moscoso	Vice President	None

Gail H. McIntosh	Assistant Secretary	None

Julia C. McKinney	Assistant Secretary	None

Michael T. McLaughlin	Assistant Secretary	None

Cheryl L. Tobin	Assistant Secretary	None

Stephen J. Toretto	Assistant Secretary	None

Richard J. Schindler	Senior Vice President	None

Denis P. Kalscheur	Vice President and Treasurer	None
(1)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

Item 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at the Pacific Life home office at 700 Newport Center Drive, Newport Beach, California 92660 or State Street Bank and Trust Company at 801 Pennsylvania, Kansas City, MO 64105.

     The identity of the person on the other side of the transaction required to be maintained by Registrant pursuant to Rule 17a-7 of the Investment Company Act of 1940 will be maintained by Pacific Life, as noted above, other than portfolios managed by MFS Investment Management and Van Kampen. The information for MFS Investment Management will be maintained by MFS at 500 Boylston Street, 20th Floor, Boston MA 02116. The information for Van Kampen will be maintained by Van Kampen at 522 Fifth Avenue, New York, NY 10036.

Item 29. Management Services

     Not applicable

Item 30. Undertakings

     Not applicable

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 72 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Newport Beach in the State of California on the 29th day of April, 2008.
PACIFIC SELECT FUND
By:
          Mary Ann Brown*
          President

*By:	/s/ Robin S. Yonis

Robin S. Yonis as attorney-in-fact pursuant to power of attorney filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 72 to its Registration Statement of Pacific Select Fund has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

James T. Morris*	Chairman, Chief Executive Officer and Trustee (Principal Executive Officer)	April 29, 2008

Mary Ann Brown*	President	April 29, 2008

Brian D. Klemens*	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 29, 2008

Gale K. Caruso*	Trustee	April 29, 2008

Lucie H. Moore*	Trustee	April 29, 2008

G. Thomas Willis*	Trustee	April 29, 2008

Frederick L. Blackmon*	Trustee	April 29, 2008

Nooruddin S. Veerjee*	Trustee	April 29, 2008

* By:	/s/ Robin S. Yonis	April 29, 2008

Robin S. Yonis, as attorney-in-fact pursuant to power
of attorney filed herewith.

Pacific Select Fund
Power of Attorney
The undersigned Trustees and officers of Pacific Select Fund (the “Fund”) hereby appoint Robin S. Yonis, Sharon A. Cheever, Jeffrey S. Puretz, Douglas P. Dick, Anthony Zacharski, Laurene E. MacElwee, Howard T. Hirakawa and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Fund and each series of the Fund, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Fund to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Fund and each series of the Fund, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Fund related to the above.
The undersigned Trustees and officers of the Pacific Funds hereby execute this Power of Attorney effective the 20th day of March, 2008.

NAME	TITLE

/s/ James T. Morris	Chairman, Chief Executive Officer and

James T. Morris	Trustee

/s/ Mary Ann Brown Mary Ann Brown	President

/s/ Brian D. Klemens Brian D. Klemens	Vice President and Treasurer

/s/ Frederick L. Blackmon Frederick L. Blackmon	Trustee

/s/ Lucie H. Moore Lucie H. Moore	Trustee

/s/ G. Thomas Willis G. Thomas Willis	Trustee

/s/ Nooruddin S. Veerjee Nooruddin S. Veerjee	Trustee

/s/ Gale K. Caruso Gale K. Caruso	Trustee

PACIFIC SELECT FUND
EXHIBIT INDEX

(a)(20)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity

(a)(21)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Long/Short Large-Cap

(d)(a)(6)	Schedule A to Advisory Agreement – Long/Short Large-Cap

(d)(b)(1)	Advisory Fee Waiver Agreement – American Funds Growth

(d)(b)(2)	Advisory Fee Waiver Agreement – American Funds Growth-Income

(d)(b)(3)	Advisory Fee Waiver Agreement – Long/Short Large-Cap

(d)(n)(A)	Portfolio Management Agreement – J.P. Morgan Investment Management Inc.

(d)(v)(4)	Amendment to Portfolio Management Agreement – Pacific Investment Management Company LLC

(d)(y)	Portfolio Management Agreement – Analytic Investors, LLC

(e)(14)	Exhibit A to Distribution Agreement – Long/Short Large-Cap

(g)(11)	Form of Exhibit A to Custody Agreement – Long/Short Large-Cap

(h)(a)(16)	Schedule of Portfolios to Transfer Agency Agreement – Long/Short Large-Cap

(h)(b)(13)	Exhibit B to Participation Agreement – Long/Short Large-Cap

(h)(d)(2)	Amendment to Expense Limitation Agreement – Long/Short Large-Cap

(h)(d)(3)	Schedule A to Expense Limitation Agreement – Mid-Cap Equity

(h)(f)	Service Agreement

(h)(f)(1)	Form of Schedule A to Service Agreement – Long/Short Large-Cap

(j)	Consent of Independent Registered Public Accounting Firm

(m)(1)	Schedule A to Service Plan

(p)(2)	Code of Ethics – Capital Guardian Trust Company

(p)(12)	Code of Ethics – MFS Investment Management

(p)(14)	Code of Ethics – OppenheimerFunds, Inc.

(p)(17)	Code of Ethics – Jennison Associates LLC

(p)(20)	Code of Ethics – Loomis, Sayles & Company, L.P.

(p)(23)	Code of Ethics – Alliance Capital Management L.P.